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The Commerce *Funds*

Annual Report
October 31, 2002

commerce funds

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For Your Life's *Direction*

At The Commerce Funds, we're committed to providing sound investment choices to help you realize your most important financial goals, no matter where life takes you.

We offer a full range of mutual funds managed by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank. With a choice of 11 portfolios—each targeting a specific investment goal—we make it easy for you to invest with confidence not just today, but throughout all the stages of your life.

Behind each of our Funds is a carefully defined, long-term investment philosophy and a commitment to the highest investment standards. This means, whether you are building a nest egg for retirement, planning for your child's education, or saving for a special need, you can find investment options at The Commerce Funds.

Risk/Reward

The Commerce Funds

International Equity
MidCap Growth
Growth
Value
Core Equity
Asset Allocation
Kansas Tax-Free Intermediate Bond
Missouri Tax-Free Intermediate Bond
National Tax-Free Intermediate Bond
Bond
Short-Term Government
Risk
Potential Return

In general, greater returns are associated with greater risks.

COMMERCE FUNDS

Annual Shareholder Letter

Dear Shareholder:

We are pleased to provide you with the Annual Report on The Commerce Funds. In this report, you will find performance and financial information on the eleven Commerce Funds. The portfolio management team of each Fund also provides a review of the factors that have affected performance in the past year. To help you put that information in context, we offer the following economic and financial market update.

Economic and Market Update

Following a most difficult year for investors for the fiscal year ended October 31, 2001, we stated in our annual letter that we believed the upcoming 12 months would offer improved returns, particularly for equity investors. Indeed, as noted in our semi-annual letter dated May 15, 2002, the economy and markets were acting much as we anticipated. Then came the fallout from Enron, the WorldCom fraud, and a host of other sordid corporate scandals. This was followed by growing fears of military action against Iraq and what that might portend. These events undercut both investor and business confidence and delivered a blow to the fragile economic recovery and a knockout punch to equity markets both in the United States and abroad. Between April 30, 2002 and the end of the fiscal year, the S&P 500 Stock Index declined 17%, while the NASDAQ fell 21%. As a result, bonds outperformed stocks by a wide margin for the third year in a row. In fact, the difference in the annualized return between these two asset classes over the three years ended October 31, 2002 is the widest it has been since the 1930’s. Barring another major geopolitical event, we believe this unusual period is over.

From an economic standpoint, we have to be very pleased with the resilience of the U.S. economy over the past year. The fiscal year began barely a month after the September 11 attack with most forecasters, including ourselves, predicting a recession as a consequence. We were, however, more optimistic than most, calling for a brief and mild downturn based on the strong policy responses and the lower price of energy. The irony is that with the revised government figures released this past summer, the recession of 2001 was actually just in the process of ending. Thus, despite the terrorist attack, the corporate scandals, and the possibility of a war with Iraq, the U.S. economy grew at about a 3% rate over the course of the year, about in line with what we were expecting.

Unfortunately, this was not enough to drive the growth of corporate profits at a rate sufficient to sustain what were still (and continue to be) relatively high absolute historical valuations for U.S. equities. As doubts began to surface over the summer about the sustainability and robustness of the recovery, profit forecasts for the second half of 2002 were marked down. While the renewed decline in government bond yields during the second half of the fiscal year provided support for relative valuations (stocks compared to bonds), this loss of earnings support further undermined the absolute valuation condition. We note that, in fact, earnings, whether measured on a GDP basis or by S&P, appear to

COMMERCE FUNDS

have “bottomed” and are rising. It is, however, the rate and magnitude of the increase that has been at question. While we recognize that negative returns are painful for investors, we are pleased to note that several of the Commerce equity funds performed quite well relative to their particular benchmark during this trying period.

While stocks declined, bond prices rose (yields fell). Yields on 10-year U.S. Treasury securities reached an astounding 3.4% in early October 2002, the lowest in over 40 years. At the same time, the “yield spread” (difference in interest rates) between government and corporate bonds reached a record, surpassing the level reached during the 1990–1991 recession. This was the result of the modest economic growth and accompanying low inflation, as well as the flight to quality that usually occurs when the strength of corporate balance sheets comes under scrutiny. The disparate performance between government securities and other fixed income assets had a somewhat negative effect on the Commerce Bond Fund relative to its benchmark, particularly over the last six months. The good news is that we believe this condition is now starting to finally reverse, which should bode well for relative performance going forward into the new fiscal year.

With the rest of the world economy marching to the beat of the U.S., our difficulties reverberated around the world. The MSCI EAFE (Europe, Australasia, and Far East) Index declined 12.9% over the year, with most of the strength coming from non-Japan Asia. The modest decline in the value of the dollar over that time cushioned the decline for dollar-based investors. Europe continues to struggle with weak growth and an inflexible economy, while Japan remains mired in its long slump and mild deflation.

As we look ahead, we believe there are reasons for optimism, although we must temper that with a healthy dose of realism. The U.S. economy is growing and the pace should quicken as we proceed through the upcoming year. We anticipate the softness of the final calendar quarter of 2002 will extend into early 2003 before growth accelerates in the latter part of the year. The Federal Reserve has recently reduced the federal funds rate again to a 41-year low of 1.25%. With the “real” funds rate (the rate after accounting for inflation) now negative by any measure, monetary policy is certainly accommodative. Fiscal policy has swung from restrictive to stimulative and could become more so with the executive and legislative branches now in the hands of one party following the mid-term election. Corporations have had two years to restructure their operations and earnings growth and cash flows have turned up. Thus, all the preconditions for stronger growth and better profits appear in place.

On the other hand, the geopolitical uncertainties remain and the outcome of any military action in Iraq could have either very positive or very negative repercussions. Last year we noted that the outcome of September 11 had the potential to “draw the world community closer together, allowing the process of economic integration to move forward to benefit those now denied access to the fruits of the democratic, capitalist, economic miracle.” With the United States now giving legitimacy, as well as backbone, to the United Nations, this may yet prove to be the ultimate result. How quickly stability and reduced tensions emerge could well determine how rapidly financial markets begin to reflect these better geopolitical and economic prospects.

COMMERCE FUNDS

As always, we appreciate your investment, and we look forward to being a part of your investment future for years to come.

Sincerely,

J.J. Landers Carnal, CFA	John M. Bartlett, CFA
Chief Investment Officer	Director of Economics and Market Strategy
Commerce Investment Advisors, Inc.	Commerce Investment Advisors, Inc.
(a subsidiary of Commerce Bank, N.A.)	(a subsidiary of Commerce Bank, N.A.)

November 15, 2002

COMMERCE CORE EQUITY FUND

Core Equity Fund Overview

A conversation with Michael Marks, Portfolio Manager of the Core Equity Fund.

The Core Equity Fund, like most other equity funds, ended the fiscal year in negative territory. Yet the Fund modestly outperformed its benchmark index and Lipper peer group. To what do you attribute this relative success?

The key reason for the Fund’s relative outperformance is our focus on earnings growth. At the end of the day we believe that earnings growth drives stock performance and the companies held by the Fund showed earnings growth superior to that of the S&P 500 Index.

The Fund had a heavy weighting in the banking area of the finance sector. All but one of the six banks whose stock the Fund held showed double-digit earnings growth despite the slow economy. That superior earnings growth led each of these banks to gain ground during the fiscal year. Bank of America*, the Fund’s largest holding, returned 22.8%. Also, we positioned the Fund with a heavy weighting in the health services sector*. Health care demand has been relatively unaffected by the economy, allowing companies to grow earnings despite the poor economic environment. Lincare Holdings*, a leading provider of oxygen therapy in the home health care setting and among the Fund’s top ten holdings throughout the past year, returned 32.6%. Finally, the Fund was underweight in the poorly performing electronic technology and technology service sectors*. Technology companies have suffered significant profit implosions as demand and pricing both have experienced severe weakness.

Which stocks or sectors haven’t worked as well, and how have you changed the Fund’s portfolio in response?

Any fund that owns more than a handful of companies is certain to experience a number of disappointments. Early in the fiscal year we were disappointed when computer storage manufacturer EMC revealed a significant deceleration in earnings expectations. We sold the stock in response; it lost approximately  2/3 of its value after we sold.

The sector that provided the most disappointment for the Fund was utilities*, where the Fund was overweight relative to its benchmark index. Since demand for electricity is not strongly related to economic growth, we expected earnings for these companies to hold up well and their stocks to act defensively in the market downturn. Unfortunately, many utility companies were negatively impacted by their recently deregulated divisions, including marketing, trading and international divisions. Many stocks suffered price deterioration in excess of the market. Consequently, we have been looking for opportunities to reduce our exposure to this sector.

What factors have led finance to be consistently the Fund’s largest sector weight*?

Finance is the largest sector in the S&P 500 Index, so it’s not surprising that it is also the largest sector in the Fund. In particular, we have made a strong bet in the banking area*. Banks with strong credit practices who have managed to avoid significant bad loan exposure have prospered in this declining interest rate environment. As I mentioned earlier, five of the Fund’s six bank holdings had double-digit earnings growth for the one-year fiscal period.

*	The Fund may cease investing in these securities and/or change sector weightings at any time.

COMMERCE CORE EQUITY FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce Core Equity Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Returns as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	One Year
Institutional Shares (commenced December 26, 2000)(a)(d)	–17.23%	–13.90%

Service Shares (commenced December 26, 2000)(a)(d)
Excluding sales charges	–17.41%	–14.11%
Including sales charges (maximum sales charge 3.50%)	–18.97%	–17.10%

S&P 500 Index(b)	–17.77%	–15.10%

Lipper Large Cap Core Funds Index(c)	–17.33%	–14.25%

Core Equity Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 26, 2000 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)	The S&P 500 Index is an unmanaged index that emphasizes large capitalization companies. The Index figures do not reflect any fees or expenses.
(c)
The Lipper Large Cap Core Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMERCE CORE EQUITY FUND

Statement of Investments

October 31, 2002

Shares	Description	Value

Common Stocks – 97.7%
Commercial Services – 0.7%
27,700	Omnicom Group, Inc.	$1,596,351

Communications – 5.4%
36,600	BellSouth Corp.	957,090
217,100	SBC Communications, Inc.	5,570,786
173,600	Verizon Communications, Inc.	6,555,136

		13,083,012

Consumer Durables – 4.5%
69,100	Ethan Allen Interiors, Inc.	2,214,655
68,200	Fortune Brands, Inc.	3,414,092
69,750	General Motors Corp.	2,319,188
140,300	Leggett & Platt, Inc.	2,925,255

		10,873,190

Consumer Non-Durables – 2.7%
53,150	Anheuser-Busch Companies, Inc.	2,804,194
110,800	Jones Apparel Group, Inc.*	3,838,112

		6,642,306

Consumer Services – 1.5%
56,400	AOL Time Warner, Inc.*	831,900
43,000	eBay, Inc.*	2,720,180

		3,552,080

Distribution Services – 6.2%
147,050	Cardinal Health, Inc.	10,177,331
153,000	Sysco Corp.	4,847,040

		15,024,371

Electronic Technology – 6.1%
216,450	Cisco Systems, Inc.*	2,419,911
48,500	Dell Computer Corp.*	1,387,585
156,800	Intel Corp.	2,712,640
201,000	Microchip Technology, Inc.	4,904,400
187,900	National Semiconductor Corp.*	2,495,312
66,500	Texas Instruments, Inc.	1,054,690

		14,974,538

Energy Minerals – 5.3%
194,500	Exxon Mobil Corp.	6,546,870
150,450	Royal Dutch Petroleum Co.	6,436,251

		12,983,121

Finance – 26.8%
63,150	American International Group, Inc.	3,950,033
196,700	Bank of America Corp.	13,729,660
68,575	Charter One Financial, Inc.	2,076,451
149,950	Citigroup, Inc.	5,540,652
132,600	Fannie Mae	8,865,636
23,400	Fifth Third Bancorp	1,485,900
81,100	Freddie Mac	4,994,138
69,700	Golden West Financial Corp.	4,813,482
114,200	Lincoln National Corp.	3,484,242

Shares	Description	Value

Common Stocks – ( continued)
Finance – (continued)
78,400	Morgan Stanley Dean Witter & Co.	$3,051,328
132,100	SunTrust Banks, Inc.	8,036,964
147,100	Washington Mutual, Inc.	5,260,296

		65,288,782

Health Services – 7.0%
84,050	Aetna, Inc.	3,387,215
24,700	CIGNA Corp.	892,658
300,000	Lincare Holdings, Inc.*	10,221,000
92,400	Tenet Healthcare Corp.*	2,656,500

		17,157,373

Health Technology – 7.4%
45,200	Amgen, Inc.*	2,104,512
95,000	Boston Scientific Corp.*	3,574,850
18,300	Genentech, Inc.*	623,847
149,300	Johnson & Johnson	8,771,375
30,350	Medtronic, Inc.	1,359,680
50,400	Pfizer, Inc.	1,601,208

		18,035,472

Producer Manufacturing – 6.6%
90,300	Danaher Corp.	5,223,855
394,850	General Electric Co.	9,969,962
52,800	Herman Miller, Inc.	953,040

		16,146,857

Retail Trade – 6.6%
12,300	AutoZone, Inc.*	1,054,971
201,600	Office Depot, Inc.*	2,901,024
253,250	Target Corp.	7,627,890
83,850	Wal-Mart Stores, Inc.	4,490,167

		16,074,052

Technology Services – 4.6%
101,300	Automatic Data Processing, Inc.	4,308,289
41,100	International Business Machines Corp.	3,244,434
94,600	Symantec Corp.*	3,784,000

		11,336,723

Utilities – 6.3%
256,000	Duke Energy Corp.	5,245,440
53,700	Entergy Corp.	2,367,633
80,000	Exelon Corp.	4,032,000
50,000	FirstEnergy Corp.	1,622,500
34,100	FPL Group, Inc.	2,011,218

		15,278,791

TOTAL COMMON STOCKS
(Cost $241,088,075)		$238,047,019

6	The accompanying notes are an integral part of these financial statements.

COMMERCE CORE EQUITY FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 2.2%
State Street Bank & Trust Co.^
$5,334,000	1.71%	11/01/2002	$5,334,000

TOTAL REPURCHASE AGREEMENT
(Cost $5,334,000)			$5,334,000

TOTAL INVESTMENTS
(Cost $246,422,075)			$243,381,019

*	Non-income producing security.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $5,334,253. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.	7

COMMERCE GROWTH FUND

Growth Fund Overview

A conversation with Joe Williams, Portfolio Manager of the Growth Fund.

In the turbulent market conditions of the past year, the Growth Fund, along with most of its peers, ended up with negative one-year returns. However, the Fund outperformed its benchmark index by more than 7% and its peer group by more than 5%. To what do you attribute this relative success?

The approach the Growth Fund has taken over the past year is to avoid large sector bets and concentrate on security selection. An example would be in health care*. We sold many of the Fund’s large pharmaceuticals holdings early in the year and replaced them with companies that service the health care system*. While maintaining the Fund’s health care weighting, the stocks we selected performed better than the ones we sold. Other industries where stock selection helped performance were retailing, consumer staples, finance and technology*.

How have you structured the Fund to contend with the downturn in the technology industry (electronic technology and technology services sectors) in the past year?

Technology began the fiscal year strong as the economy posted higher growth than was expected. As the year progressed, technology company earnings expectations began to decline again and technology stock prices headed lower again. The Fund is now underweight in these sectors, having reduced exposure to semiconductors and IBM*. We have become more inclined to increase or reduce positions in these sectors, taking advantage of some of the large percentage moves these stocks can make in a short period of time as well as carefully monitoring the valuation levels at which they are selling.

In your 2001 Annual Report to Shareholders, you mentioned that the Fund was moving more strongly into health care (health technology and health services sectors). Have you continued that trend, and what impact has it had on the Fund’s returns?

Health care now represents approximately 27% of the portfolio*. We continue to be heavily committed to both health technology and health services. As mentioned above, we have been shifting among these sectors looking for good companies. One recent addition was Biotech HOLDRs Trust*, which gives the Fund a broad representation in biotechnology companies. Also, we recently bought Merck* as the valuation levels looked more attractive than earlier in the year.

What are the prospects for Growth stocks in the coming year?

Until the economy begins to post some stronger growth, we don’t anticipate making any large sector bets in the Fund relative to its benchmark index. Stock selection will continue to be our emphasis with particular attention made to the valuation levels at which the companies are trading. The market price volatility will continue to present us with interesting opportunities both on the buy and the sell side.

*	The Fund may cease investing in these securities and/or change sector weightings at any time.

COMMERCE GROWTH FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce Growth Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Returns as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)(d)	8.56%	–2.63%	–12.53%

Service Shares (commenced January 2, 1997)(a)(d)
Excluding sales charges	0.99%	–2.86%	–12.73%
Including sales charges (maximum sales charge 3.50%)	0.38%	–3.55%	–15.80%

Russell 1000 Growth Index (December 12, 1994)(b)	8.62%	–2.45%	–19.62%

Lipper Large Cap Growth Funds Index (December 12, 1994)(c)	7.72%	–2.86%	–18.64%

Growth Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any fees or expenses.

(c)
The Lipper Large Cap Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMERCE GROWTH FUND

Statement of Investments

October 31, 2002

Shares	Description	Value

Common Stocks – 95.0%
Commercial Services – 1.3%
41,300	Omnicom Group, Inc.	$2,380,119

Consumer Durables – 4.0%
34,200	Electronic Arts, Inc.*	2,227,104
57,000	Harley-Davidson, Inc.	2,981,100
25,100	International Game Technology*	1,887,771

		7,095,975

Consumer Non-Durables – 11.2%
97,300	Anheuser-Busch Companies, Inc.	5,133,548
61,500	Coca-Cola Co.	2,858,520
66,600	Jones Apparel Group, Inc.*	2,307,024
110,200	PepsiCo, Inc.	4,859,820
55,000	The Procter & Gamble Co.	4,864,750

		20,023,662

Consumer Services – 4.0%
128,700	Darden Restaurants, Inc.	2,442,726
42,800	eBay, Inc.*	2,707,528
48,800	Harrah’s Entertainment, Inc.*	2,049,600

		7,199,854

Distribution Services – 5.1%
36,800	Cardinal Health, Inc.	2,546,928
44,600	CDW Computer Centers, Inc.*	2,364,692
129,400	Sysco Corp.	4,099,392

		9,011,012

Electronic Technology – 8.3%
161,600	Cisco Systems, Inc.*	1,806,688
63,600	Dell Computer Corp.*	1,819,596
52,400	Intel Corp.	906,520
28,500	International Business Machines Corp.	2,249,790
49,300	Linear Technology Corp.	1,362,652
123,300	Microchip Technology, Inc.	3,008,520
48,900	QUALCOMM, Inc.*	1,688,028
49,500	Synopsys, Inc.*	1,873,575

		14,715,369

Energy Minerals – 1.0%
33,900	Apache Corp.	1,832,634

Finance – 7.8%
35,100	American International Group, Inc.	2,195,505
72,500	Freddie Mac	4,464,550
55,400	Morgan Stanley Dean Witter & Co.	2,156,168
98,700	Wells Fargo & Co.	4,981,389

		13,797,612

Health Services – 6.8%
29,900	Express Scripts, Inc.*	1,619,982
57,600	Quest Diagnostics, Inc.*	3,676,608
49,400	UnitedHealth Group, Inc.	4,492,930
30,700	WellPoint Health Networks, Inc.*	2,308,947

		12,098,467

Shares	Description	Value

Common Stocks – (continued)
Health Technology – 19.0%
38,500	Amgen, Inc.*	$1,792,560
32,700	Baxter International, Inc.	818,154
49,400	Biotech HOLDRs Trust	4,248,894
126,300	Johnson & Johnson	7,420,125
119,600	Medtronic, Inc.	5,358,080
87,400	Merck & Co., Inc.	4,740,576
299,300	Pfizer, Inc.	9,508,761

		33,887,150

Producer Manufacturing – 6.2%
436,700	General Electric Co.	11,026,675

Retail Trade – 11.6%
150,200	Best Buy Co., Inc.*	3,095,622
32,300	Kohl’s Corp.*	1,887,935
85,400	Kroger Co.*	1,267,336
96,400	Lowe’s Companies, Inc.	4,022,772
116,900	Target Corp.	3,521,028
126,500	Wal-Mart Stores, Inc.	6,774,075

		20,568,768

Technology Services – 8.7%
94,000	First Data Corp.	3,284,360
159,500	Microsoft Corp.*	8,528,465
173,100	Oracle Corp.*	1,763,889
48,100	Symantec Corp.*	1,924,000

		15,500,714

TOTAL COMMON STOCKS
(Cost $167,690,713)		$169,138,011

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.9%
State Street Bank & Trust Co.^
$3,366,000	1.71%	11/01/2002	$3,366,000

TOTAL REPURCHASE AGREEMENT
(Cost $3,366,000)			$3,366,000

TOTAL INVESTMENTS
(Cost $171,056,713)			$172,504,011

*	Non-income producing security.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $3,366,160. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

10	The accompanying notes are an integral part of these financial statements.

COMMERCE VALUE FUND

Value Fund Overview

A conversation with David Wente, Portfolio Manager of the Commerce Value Fund.

In absolute terms, the Value Fund’s one-year returns were negative, much like the rest of the equity market. In relative terms, results were mixed. The Fund underperformed its benchmark index but outperformed its Lipper peer group. Which sectors and/or stocks helped the Fund’s performance the most in the past year?

Finance, the Fund’s largest sector weighting*, performed well and was one of the top contributors to Fund performance. Also, our stock selection in this sector added the most to the Fund’s performance against its benchmark index. The Fund was underweight in the large conglomerate banks that suffered from bad loans to a few bankrupt companies and emerging countries. Instead, we focused on regional banks, which benefited from resilient consumer spending. These banks’ profit margins were aided by the widening gap between the interest income they received from a strong demand for consumer loans versus the dwindling savings deposit rates they had to pay.

Which sectors and/or stocks hurt the Fund’s performance the most in the past year?

The Fund’s exposure to the utility sector was the largest detractor from returns both absolute and versus its benchmark index. The competitive marketplace for energy companies was clearly affected by the problems at Enron. The trading of energy companies, once the fuel for earnings growth, was dramatically curtailed. Bond rating agencies tightened balance sheet requirements resulting in most companies being forced to sell assets in a weak market or increase the amount of stock outstanding at depressed prices to reduce debt loads.

The consumer non-durable sector added to absolute returns but detracted from relative returns*. Investors seeking consistent earnings during very volatile times helped drive prices in this sector at a time in which the Fund was underweight in it. Our analysis has consistently shown the majority of these companies to be expensive, and now due to their relative performance, they are becoming even less attractive. Therefore, we have not altered our underweight position in these securities.

Explain the Fund’s continuing overweight position in the utilities and communications sectors versus its benchmark index.

We manage the Fund by keeping a balance between attractive investment opportunities and maintaining an appropriate level of risk. We purchase stocks of companies that have what we believe are excellent long-term prospects but may be facing challenges today, resulting in an under-priced stock. Fraud in a few high-profile companies such as Enron and WorldCom depressed the utility and communications sectors and caused an investor sell-off, regardless of stock fundamentals. In this environment, we believe these sectors have had a lot to offer the value investor. We have identified select companies as being particularly attractive and offering a good dividend return with a limited amount of risk.

Finance has consistently been the Fund’s largest sector weighting. What are the prospects for this sector in the coming year?

Our forecast is for a gradually improving economy, much like the recovery experienced in 1991-1992. This should lead to better corporate profits and personal balance sheets. Default risk would subsequently be reduced at the same time demand for loans would likely be increasing. This scenario would benefit all financial companies, but may tend to favor the money center banks, brokerage and insurance companies.

*	The Fund may cease investing in these securities and/or change sector weightings at any time.

COMMERCE VALUE FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce Value Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Returns as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	Five Years	One Year
Institutional Shares (commenced March 3, 1997)(a)(d)	1.87%	–1.86%	–13.18%

Service Shares (commenced March 3, 1997)(a)(d)
Excluding sales charges	1.61%	–2.11%	–13.37%
Including sales charges (maximum sales charge 3.50%)	0.98%	–2.80%	–16.39%

Russell 1000 Value Index(b)	4.95%	2.28%	–10.02%

Lipper Large Cap Value Funds Index(c)	2.89%	0.24%	–14.28%

Value Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 3, 1997 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)
The Russell 1000 Value Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any fees or expenses.

(c)
The Lipper Large Cap Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMERCE VALUE FUND

Statement of Investments

October 31, 2002

Shares	Description	Value

Common Stocks – 92.1%
Communications – 11.8%
63,400	AT&T Corp.	$826,736
95,100	BellSouth Corp.	2,486,865
13,700	CenturyTel, Inc.	388,121
114,100	SBC Communications, Inc.	2,927,806
57,400	Sprint Corp.	712,908
13,800	Telephone & Data Systems, Inc.	702,420
108,700	Verizon Communications, Inc.	4,104,512

		12,149,368

Consumer Durables – 1.4%
37,504	Ford Motor Co.	317,284
9,500	Fortune Brands, Inc.	475,570
19,600	General Motors Corp.	651,700

		1,444,554

Consumer Non-Durables – 4.7%
34,000	Anheuser-Busch Companies, Inc.	1,793,840
27,600	Kimberly-Clark Corp.	1,421,400
17,800	The Procter & Gamble Co.	1,574,410

		4,789,650

Consumer Services – 6.2%
89,400	AOL Time Warner, Inc.*	1,318,650
25,400	Cendant Corp.*	292,100
10,700	Gannett Co., Inc.	812,451
21,100	H&R Block, Inc.	936,418
11,400	MGM MIRAGE*	354,540
46,800	The Walt Disney Co.	781,560
48,300	USA Networks, Inc.*	1,221,507
15,100	Viacom, Inc. Class B*	673,611

		6,390,837

Distribution Services – 0.3%
11,800	McKesson Corp.	351,758

Electronic Technology – 2.7%
27,200	Lockheed Martin Corp.	1,574,880
10,300	Novellus Systems, Inc.*	325,480
13,600	Raytheon Co.	401,200
16,100	The Boeing Co.	478,975

		2,780,535

Energy Minerals – 6.2%
5,600	Anadarko Petroleum Corp.	249,424
24,100	ChevronTexaco Corp.	1,629,883
132,400	Exxon Mobil Corp.	4,456,584

		6,335,891

Finance – 30.5%
65,887	Bank of America Corp.	4,598,913
113,966	Citigroup, Inc.	4,211,044
5,823	Comerica, Inc.	254,232
18,100	Fifth Third Bancorp	1,149,350
47,200	Golden West Financial Corp.	3,259,632
28,640	J. P. Morgan Chase & Co.	594,280
62,100	John Hancock Financial Services, Inc.	1,819,530

Shares	Description	Value

Common Stocks – (continued)
Finance – (continued)
27,200	Lincoln National Corp.	$829,872
12,950	MBNA Corp.	263,014
31,900	Merrill Lynch & Co., Inc.	1,210,605
85,900	MetLife, Inc.	2,051,292
6,500	Morgan Stanley Dean Witter & Co.	252,980
45,900	National City Corp.	1,245,267
1,300	SLM Corp.	133,562
17,100	The Hartford Financial Services Group, Inc.	675,450
7,200	The Progressive Corp.	396,000
20,500	Trustmark Corp.	463,505
53,545	U.S. Bancorp	1,129,264
15,300	UnumProvident Corp.	313,956
71,800	Washington Mutual, Inc.	2,567,568
76,900	Wells Fargo & Co.	3,881,143

		31,300,459

Health Services – 2.5%
9,200	Aetna, Inc.	370,760
19,400	CIGNA Corp.	701,116
16,500	UnitedHealth Group, Inc.	1,500,675

		2,572,551

Health Technology – 0.9%
15,100	Bristol-Myers Squibb Co.	371,611
7,800	Genentech, Inc.*	265,902
6,000	Merck & Co., Inc.	325,440

		962,953

Industrial Services – 0.7%
10,400	ENSCO International, Inc.	281,216
24,700	Varco International, Inc.*	406,068

		687,284

Non-Energy Minerals – 0.6%
19,500	Phelps Dodge Corp.*	604,890

Process Industries – 2.8%
48,700	E. I. du Pont de Nemours and Co.	2,008,875
14,900	Praxair, Inc.	812,050

		2,820,925

Producer Manufacturing – 3.7%
18,300	3M Co.	2,323,002
41,400	Delphi Corp.	288,144
8,200	Energizer Holdings, Inc.*	244,688
19,900	The Timken Co.	362,578
5,600	United Technologies Corp.	345,352
36,000	Visteon Corp.	237,240

		3,801,004

Retail Trade – 4.0%
9,400	AutoZone, Inc.*	806,238
10,400	CVS Corp.	288,392
18,900	Office Depot, Inc.*	271,971
18,500	Sears, Roebuck & Co.	485,810

The accompanying notes are an integral part of these financial statements.	13

COMMERCE VALUE FUND

Statement of Investments (continued)

October 31, 2002

Shares	Description	Value

Common Stocks – (continued)
Retail Trade – (continued)
59,900	Target Corp.	$1,804,188
14,500	Zale Corp.*	423,400

		4,079,999

Technology Services – 2.0%
35,500	Acxiom Corp.*	447,300
6,500	Automatic Data Processing, Inc.	276,445
16,900	International Business Machines Corp.	1,334,086

		2,057,831

Transportation – 0.7%
26,600	Burlington Northern Santa Fe Corp.	684,418

Utilities – 10.4%
31,600	Constellation Energy Group	808,328
47,200	Dominion Resources, Inc.	2,265,600
47,900	Duke Energy Corp.	981,471
37,200	Entergy Corp.	1,640,148
38,262	Exelon Corp.	1,928,405
14,700	FPL Group, Inc.	867,006
18,000	NiSource, Inc.	297,360
11,600	NSTAR	486,620
20,600	Progress Energy, Inc.	859,432
18,500	Public Service Enterprise Group, Inc.	530,025

		10,664,395

TOTAL COMMON STOCKS
(Cost $104,160,828)		$94,479,302

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 4.1%
State Street Bank & Trust Co.^
$4,232,000	1.71%	11/01/2002	$4,232,000

TOTAL REPURCHASE AGREEMENT
(Cost $4,232,000)			$4,232,000

TOTAL INVESTMENTS
(Cost $108,392,828)			$98,711,302

*	Non-income producing security.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $4,232,201. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

14	The accompanying notes are an integral part of these financial statements.

COMMERCE MIDCAP GROWTH FUND

MidCap Growth Fund Overview

A conversation with David Wente, Portfolio Manager of the Commerce MidCap Growth Fund.

In the turbulent market conditions of the past year, the MidCap Growth Fund, along with most of its peers, ended up with negative one-year returns. However, the Fund outperformed its benchmark index by nearly 4% and its Lipper peer group by approximately 5%. To what do you attribute this relative success?

Absolute and relative performance received the largest boost from our maneuvering within the health care sectors. During the course of the year we reduced the Fund’s biotechnology and pharmaceutical exposure in the health technology sector and instead focused on medical device manufacturers*. We moved the Fund to an overweight position in the health services sector early in the year with purchases of health care providers’ stock*. Both health technology and health services benefited from improving price realizations coupled with stable product demand.

The retail trade sector also aided both absolute and relative performance as spending remained at robust levels. The Fund experienced good returns from positions in Coach*, Chico’s*, and AutoZone*, among others. The Fund remains overweight in this sector as the current wave of home mortgage refinancing should leave the average consumer flush with cash for the holiday season.

How has the Fund dealt with the poorly-performing electronic technology and technology services sectors?

As the stock prices of the companies in these sectors fell, their profits and prospects fell even faster. As it became apparent that corporations would continue to trim their technology spending until profits recovered, we continually reduced the Fund’s exposure throughout the year. The Fund is now underweight in the semiconductor, computer and hardware industries while neutral in the software industry.

How about the Fund’s largest sector, finance, where the Fund is significantly overweight to its benchmark index?

The majority of the Fund’s overweight position has been added within the last four fiscal months. Additions were made almost entirely in regional banks benefiting from the continued demand for consumer loans. These banks’ profit margins were aided by the increasing difference between the interest they received from these loans versus the dwindling savings deposit rates they had to pay. Maintaining costs has always been a forte of regional banks.

Midcap growth stocks have taken a particular beating in the past year. For example, every sector in the midcap growth universe returned negative performance in the last calendar quarter. Do you see midcap growth making a rebound in the coming year?

It is very difficult to forecast a bottom in this investment style as investor sentiment has taken precedence over fundamentals, and no one can predict the emotions of the herd. In the long run, fundamentals, namely corporate profits and valuation levels, are what control returns. The current bear market has brought the average company in our universe back to long-term valuation levels. In addition, if our forecast of a gradually improving economy comes to light, productivity enhancements and cost cutting should allow a fairly sizable rebound in corporate profits.

*	The Fund may cease investing in these securities and/or change sector weightings at any time.

COMMERCE MIDCAP GROWTH FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce MidCap Growth Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Returns as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)(d)	5.72%	–3.99%	–13.71%

Service Shares (commenced January 2, 1997)(a)(d)
Excluding sales charges	–1.31%	–4.24%	–13.97%
Including sales charges (maximum sales charge 3.50%)	–1.91%	–4.91%	–16.97%

Russell Midcap Growth Index(b)	7.40%	–1.61%	–17.61%

Lipper MidCap Growth Funds Index(c)	7.34%	–1.29%	–18.96%

MidCap Growth Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The index figures do not reflect any fees or expenses.

(c)
The Lipper MidCap Growth Funds Index is an unmanaged index consisting of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMERCE MIDCAP GROWTH FUND

Statement of Investments

October 31, 2002

Shares	Description	Value

Common Stocks – 95.5%
Commercial Services & Supply – 2.5%
30,218	Moody's Corp.	$1,423,268
8,312	SEI Investments Co.	221,847

		1,645,115

Communications – 1.3%
16,598	Telephone & Data Systems, Inc.	844,838

Consumer Durables – 5.0%
34,000	Electronic Arts, Inc.*	2,214,080
15,165	Harley-Davidson, Inc.	793,129
5,685	Mohawk Industries, Inc.*	304,432

		3,311,641

Consumer Non-Durables – 3.9%
44,022	Coach, Inc.*	1,309,654
9,573	Columbia Sportswear Co.*	385,026
11,679	Jones Apparel Group, Inc.*	404,561
5,100	The Pepsi Bottling Group, Inc.	137,445
10,065	The Timberland Co.*	319,866

		2,556,552

Consumer Services – 13.1%
36,900	Apollo Group, Inc.*	1,531,350
7,795	CEC Entertainment, Inc.*	216,701
51,952	H&R Block, Inc.	2,305,630
38,955	Harrah’s Entertainment, Inc.*	1,636,110
42,300	MGM MIRAGE*	1,315,530
21,500	The E.W. Scripps Co.	1,659,585

		8,664,906

Distribution Services – 2.8%
17,955	AmerisourceBergen Corp.	1,277,498
15,183	Performance Food Group Co.*	564,656

		1,842,154

Electronic Technology – 3.9%
12,809	Emulex Corp.*	229,922
20,655	Fairchild Semiconductor Corp.*	245,794
11,370	L-3 Communications Holdings, Inc.*	534,390
20,451	Lexmark International Group, Inc.*	1,215,198
9,277	QLogic Corp.*	322,469

		2,547,773

Finance – 12.8%
38,210	Commerce Bancorp, Inc.	1,754,221
48,532	Federated Investors, Inc. Class B	1,300,657
39,400	Hudson United Bancorp	1,199,730
20,165	IndyMac Bancorp, Inc.*	375,876
41,400	North Fork Bancorp, Inc.	1,592,244
7,865	SLM Corp.	808,050
79,200	Staten Island Bancorp, Inc.	1,463,616

		8,494,394

Shares	Description	Value

Common Stocks – (continued)
Health Services – 11.8%
4,839	Accredo Health, Inc.*	$223,949
6,293	Anthem, Inc.*	396,459
63,690	Caremark Rx, Inc.	1,127,313
6,826	Express Scripts, Inc.*	369,832
20,411	First Health Group Corp.*	530,278
32,693	Pharmaceutical Product Development, Inc.*	895,788
24,930	Quest Diagnostics, Inc.*	1,591,282
71,700	WebMD Corp.*	452,427
29,956	WellPoint Health Networks, Inc.*	2,252,991

		7,840,319

Health Technology – 9.8%
35,504	Biovail Corp.*	1,123,702
20,541	Boston Scientific Corp.*	772,958
13,000	Chiron Corp.*	512,980
9,570	Forest Laboratories, Inc.*	937,764
5,800	IDEC Pharmaceuticals Corp.*	266,916
42,700	St. Jude Medical, Inc.*	1,520,547
13,971	Stryker Corp.	881,570
17,617	Watson Pharmaceuticals, Inc.*	484,291

		6,500,728

Industrial Services – 2.1%
11,971	Nabors Industries Ltd.*	418,626
23,988	Smith International, Inc.*	749,865
14,646	The Shaw Group, Inc.*	219,104

		1,387,595

Producer Manufacturing – 3.9%
17,900	Avery Dennison Corp.	1,114,096
50,200	Energizer Holdings, Inc.*	1,497,968

		2,612,064

Retail Trade – 14.1%
12,947	Abercrombie & Fitch Co.*	230,716
47,300	AnnTaylor Stores Corp.*	1,108,239
23,973	AutoZone, Inc.*	2,056,164
10,030	Barnes & Noble, Inc.*	211,633
93,200	Big Lots, Inc.*	1,547,120
41,194	Chico’s FAS, Inc.*	795,044
33,000	Ross Stores, Inc.	1,381,050
64,100	Staples, Inc.*	993,550
18,195	Too, Inc.*	460,333
55,646	Toys “R” Us, Inc.*	555,904

		9,339,753

Technology Services – 7.9%
85,600	Acxiom Corp.*	1,078,560
41,300	Advent Software, Inc.*	582,743
50,625	Symantec Corp.*	2,025,000
180,500	Unisys Corp.*	1,575,765

		5,262,068

The accompanying notes are an integral part of these financial statements.	17

COMMERCE MIDCAP GROWTH FUND

Statement of Investments (continued)

October 31, 2002

Shares	Description	Value

Common Stocks – (continued)
Utilities – 0.6%
10,386	Kinder Morgan, Inc.	$380,232

TOTAL COMMON STOCKS
(Cost $64,095,420)		$63,230,132

Other – 1.7%
15,000	Mid-Cap Standard & Poor’s Depositary Receipt ADR Series 1	$1,164,150

TOTAL OTHER
(Cost $1,167,900)		$1,164,150

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.8%
State Street Bank & Trust Co.^
$1,166,000	1.71%	11/01/2002	$1,166,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,166,000)			$1,166,000

TOTAL INVESTMENTS
(Cost $66,429,320)			$65,560,282

*	Non-income producing security

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $1,166,055. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

18	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

International Equity Fund Overview

A conversation with Thomas E. Weiford, product manager, and Bank of Ireland Asset Management (U.S.), Ltd., investment sub-adviser, for the International Equity Fund.

In May 2002, the Fund’s shareholders approved Bank of Ireland Asset Management (U.S.), Ltd. (BIAM) as its sub-adviser. What has BIAM done to bring the Fund’s performance in line with its benchmark index and Lipper peer group and how successful has it been?

Beginning in May 2002, BIAM has, as we expected, reduced the number of countries and issues in which the Fund invests. In addition, BIAM has added more companies to the Fund’s portfolio that represent good value based on their price to earnings. The result of these changes is that performance, since May 1, 2002, has been much closer to the MSCI EAFE Index and the Fund’s Lipper peer group. The Fund did underperform both the EAFE Index and its Lipper peer group for the one-year and six-month periods ended October 31, 2002. However, the Fund was even with both indices for the quarter ended October 31, 2002 and easily bettered both of these comparisons for the month of October 2002, returning 6.88% (Institutional Shares at NAV) versus 5.38% for the EAFE Index and 5.19% for the Lipper International Equity Funds Index.

Under management of BIAM, the Fund has moved to an overweight position in Europe and has eliminated its Latin American holdings entirely. Explain these actions and their impact on the Fund.

Like the benchmark EAFE Index, the largest component of the portfolio has been and continues to be Europe. What has changed is that the non-EAFE country component of the portfolio has been reduced from several countries to only South Korea, at the moment. In a difficult market, this has benefited the Fund.

Why did the Fund maintain an underweight position in Japan throughout its fiscal year?

Japan continues to have severe economic and financial difficulties relative to the rest of the world. This is widely recognized. Unless and until the Japanese government decides to effectively fix their banking system problems (like the U.S. did with the savings and loan industry several years ago), international portfolios will likely be underexposed to the Japanese market, particularly relative to other Asian economies and markets, which are performing better.

What effects have anti-terrorism efforts and the prospect of war with Iraq had on global markets?

The principal effects of both the war on terror and a prospective conflict with Iraq have been to reduce confidence in investors’ minds regarding long-term investment assumptions. Secondarily, both issues have diverted the attention of many governments from their own economies and markets.

COMMERCE INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce International Equity Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Returns as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)(d)	0.07%	–4.39%	–14.01%

Service Shares (commenced January 2, 1997)(a)(d)
Excluding sales charges	–3.71%	–4.62%	–14.23%
Including sales charges (maximum sales charge 3.50%)	–4.30%	–5.30%	–17.22%

MSCI EAFE Index(b)	0.62%	–2.84%	–12.93%

Lipper International Funds Index(c)	2.77%	–1.93%	–10.27%

International Equity Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested January 1, 1995(e) to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)
The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The index figures do not reflect any fees or expenses.

(c)
The Lipper International Funds Index is an unmanaged index consisting of funds that invest their assets in securities with primary trading markets outside of the United States. The index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	For comparative purposes, initial investments are assumed to be made on the first day of the month following the Fund’s inception.

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments

October 31, 2002

Shares	Description	Value

Common Stocks – 92.9%
Australian Dollar – 3.3%
137,272	Brambles Industries Ltd. (Commercial Services & Supply)	$521,827
240,270	Foster’s Group Ltd. (Beverages)	633,355
57,318	National Australia Bank Ltd. (Banks)	1,093,262
107,850	The News Corp. Ltd. (Media)	636,818
112,350	Westpac Banking Corp. (Banks)	885,351

		3,770,613

British Pound Sterling – 28.5%
52,900	3i Group PLC (Diversified Financials)	412,679
458,721	Barclays PLC (Banks)	3,169,765
50,790	Boots Co. PLC (Food and Drug Retailing)	472,445
256,079	BP Amoco PLC (Oil & Gas)	1,641,399
119,146	British American Tobacco PLC (Tobacco)	1,218,186
180,286	Cadbury Schweppes PLC (Food Products)	1,172,497
196,720	Compass Group PLC (Hotels Restaurant & Leisure)	871,113
255,290	Diageo PLC (Beverages)	2,875,571
167,506	GlaxoSmithKline PLC (Pharmaceuticals)	3,194,820
194,250	Hilton Group PLC (Hotels Restaurant & Leisure)	528,404
141,900	HSBC Holdings PLC (Banks)	1,579,496
132,729	Kingfisher PLC (Specialty Retail)	463,767
348,135	Lloyds TSB Group PLC (Banks)	2,993,413
181,694	Prudential PLC (Insurance)	1,298,115
25,147	RMC Group PLC (Construction Materials)	159,220
415,265	Shell Transport & Trading Co. PLC (Oil & Gas)	2,666,608
35,800	Smiths Group PLC (Industrial Conglomerates)	410,525
327,003	Tesco PLC (Food and Drug Retailing)	1,013,494
281,971	Unilever PLC (Food Products)	2,783,774
1,375,599	Vodafone AirTouch PLC (Wireless Telecommunication Services)	2,209,683
56,939	Wolseley PLC (Trading Company & Distribution)	476,233
79,402	WPP Group PLC (Media)	538,117

		32,149,324

Euro – 32.1%
Finland – 1.1%
74,531	Nokia Oyj (Communications Equipment)	1,263,251

France – 8.5%
54,226	Aventis SA (Pharmaceuticals)	3,239,608
96,854	Axa (Insurance)	1,442,512
12,289	Lafarge SA (Construction Materials)	977,082

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
28,298	Total Fina SA (Oil & Gas)	$3,890,196

		9,549,398

Germany – 5.8%
5,631	Allianz AG (Insurance)	590,348
49,044	Bayer AG (Chemicals)	928,688
55,088	Bayerische Motoren Werke (BMW) AG (Automobiles)	1,962,686
13,822	Deutsche Bank AG (Banks)	602,418
55,732	E. ON AG (Electric Utilities)	2,495,120

		6,579,260

Ireland – 0.2%
18,393	CRH PLC (Construction Materials)	233,039

Italy – 3.6%
169,777	ENI SPA (Oil & Gas)	2,352,423
222,280	Telecom Italia SPA (Diversified Telecommunication Services)	1,761,828

		4,114,251

Netherlands – 9.7%
131,100	ABN AMRO Holding NV (Banks)	1,921,465
96,071	Elsevier NV (Media)	1,195,382
21,093	Heineken NV (Beverages)	845,730
165,913	ING Groep NV (Diversified Financials)	2,769,483
105,250	Koninklijke Ahold NV (Food and Drug Retailing)	1,321,035
97,071	Koninklijke (Royal) Philips Electronics NV (Household Durables)	1,736,427
36,150	TPG NV (Air Freight & Logistics)	584,494
19,949	VNU NV (Media)	534,490

		10,908,506

Portugal – 0.1%
57,508	Electricidade de Portugal SA (Electric Utilities)	87,526

Spain – 3.1%
264,320	Banco Santander Central Hispano SA (Banks)	1,616,997
194,524	Telefonica SA* (Diversified Telecommunication Services)	1,841,736

		3,458,733

TOTAL EURO		$36,193,964

Hong Kong Dollar – 2.6%
138,000	Cheung Kong Holdings Ltd. (Real Estate)	915,653
115,500	Hongkong Electric Holdings Ltd. (Electric Utilities)	469,443
4,440,000	PetroChina Co. Ltd. (Oil & Gas)	831,146
110,000	Sun Hung Kai Properties Ltd. (Real Estate)	685,442

		2,901,684

The accompanying notes are an integral part of these financial statements.	21

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

October 31, 2002

Shares	Description	Value

Common Stocks – (continued)
Japanese Yen – 12.2%
11,770	Acom Co. Ltd. (Diversified Financials)	$363,363
95,000	Canon, Inc. (Office Electronics)	3,497,739
40,000	Fuji Photo Film Co. Ltd. (Leisure Equipment & Products)	1,101,291
119,000	Hitachi Ltd. (Electronic Equipment & Instruments)	464,310
40,400	Honda Motor Co. Ltd. (Automobiles)	1,444,679
17,900	HOYA Corp. (Electronic Equipment & Instruments)	1,226,237
11,700	Nintendo Co. Ltd. (Household Durables)	1,124,588
416	NTT DoCoMo, Inc.* (Wireless Telecommunication Services)	765,821
6,500	ROHM Co. Ltd. (Semiconductor Equipment & Products)	816,967
5,100	SMC Corp. (Machinery)	402,965
15,500	SONY Corp. (Household Durables)	665,377
45,600	Takeda Chemical Industries Ltd. (Pharmaceuticals)	1,890,637

		13,763,974

Korean Won – 2.0%
14,600	Kookmin Bank ADR (Banks)	472,310
16,978	POSCO ADR (Metals & Mining)	392,701
9,626	Samsung Electronics Co. Ltd. GDR (Electronic Equipment & Instruments)	1,374,112

		2,239,123

Swiss Franc – 12.2%
19,472	Nestle SA (Food Products)	4,164,395
61,261	Novartis AG (Pharmaceuticals)	2,330,559
25,810	Roche Holding AG (Pharmaceuticals)	1,822,518

Shares	Description	Value

Common Stocks – (continued)
Swiss Franc – (continued)
35,940	Swiss Re (Insurance)	$2,489,256
60,770	UBS AG* (Banks)	2,888,823

		13,695,551

TOTAL COMMON STOCKS
(Cost $128,560,875)		$104,714,233

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 6.3%
State Street Bank & Trust Co.^
$7,071,000	1.71%	11/01/2002	$7,071,000

TOTAL REPURCHASE AGREEMENT
(Cost $7,071,000)			$7,071,000

TOTAL INVESTMENTS
(Cost $135,631,875)			$111,785,233

*	Non-income producing security.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $7,071,336. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt

22	The accompanying notes are an integral part of these financial statements.

COMMERCE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)

October 31, 2002

As a % of total net assets

Common Stock Industry Classifications
Air Freight & Logistics	0.5%
Automobiles	3.0
Banks	15.3
Beverages	3.9
Chemicals	0.8
Commercial Services & Supply	0.5
Communications Equipment	1.1
Construction Materials	1.2
Diversified Financials	3.1
Diversified Telecommunication Services	3.2
Electric Utilities	2.7
Electronic Equipment & Instruments	2.7
Food Products	7.2
Food and Drug Retailing	2.5
Hotels Restaurant & Leisure	1.2
Household Durables	3.1
Industrial Conglomerates	0.4
Insurance	5.2
Leisure Equipment & Products	1.0
Machinery	0.4
Media	2.6
Metals & Mining	0.4
Office Electronics	3.1
Oil & Gas	10.1
Pharmaceuticals	11.1
Real Estate	1.4
Semiconductor Equipment & Products	0.7
Specialty Retail	0.4
Tobacco	1.1
Trading Company & Distribution	0.4
Wireless Telecommunication Services	2.6

TOTAL COMMON STOCK	92.9%

The accompanying notes are an integral part of these financial statements.	23

COMMERCE ASSET ALLOCATION FUND

Asset Allocation Fund Overview

A conversation with the portfolio management team of the Commerce Asset Allocation Fund

The Asset Allocation Fund is new to The Commerce Funds product line. Describe the Fund.

We are pleased to offer this first report, albeit brief, on the new Commerce Asset Allocation Fund. The Fund has been open for approximately one month. The Asset Allocation Fund is a “fund of funds” investing in several different Commerce mutual funds. This structure provides the advantage of focused management of each of the components, as well as excellent diversification. The target allocation is 40% fixed income/60% equity investments, which is where the Fund ended the fiscal year.

What factors would make you change this target asset allocation mix?

We expect that the primary considerations for any change from the target bond/stock allocation would be based on the relative valuation of the two markets, the outlook for interest rates, and the projected growth in corporate earnings. These determinations are made on an ongoing basis by the portfolio management staff.

We are currently maintaining a neutral policy stance in the Fund. While stocks now look very attractive relative to both long and short-term interest rates, they still remain highly valued on an absolute basis. While we believe stocks should sell at the high end of the valuation range under current low and stable inflation conditions, the outlook for earnings growth remains muted over the near term. In addition, the uncertainty posed by the situation in Iraq also suggests caution in the near term. A favorable and timely resolution of this uncertainty, we believe, would remove an important obstacle to economic growth. As we currently expect a gradual pick-up in economic growth over the course of 2003, we would expect earnings growth to pick up later in 2003 with an accompanying rise in interest rates. Should these events occur, we may consider a change in allocation more in favor of equity investments and away from fixed income investments sometime in the first half of fiscal 2003.

Are you contemplating any changes to the Fund’s investments?

The Fund may, to the extent permitted by the Securities and Exchange Commission (SEC), invest in non-Commerce mutual funds and make direct investments in fixed income and equity securities. We intend to keep our purchases focused on Commerce Funds but we do anticipate adding other “non-affiliated funds” in the future, if permitted by the SEC, and as market conditions warrant and opportunities present themselves. Generally, we do not intend to invest over 5% of the Fund’s assets in a non-affiliated fund.

COMMERCE ASSET ALLOCATION FUND

Performance Summary

October 31, 2002

The Fund commenced operations on September 27, 2002. Since the Fund has less than one calendar year’s performance, no performance information is provided in this section.

COMMERCE ASSET ALLOCATION FUND

Statement of Investments

October 31, 2002

Shares	Description	Value

Mutual Funds (Institutional Shares) – 100.2%
Equity – 60.1%
247,984	Commerce Value Fund – 24.0%	$ 4,481,074
213,168	Commerce Growth Fund – 20.0%	3,734,704
154,095	Commerce International Equity Fund – 12.1%	2,251,332
40,531	Commerce MidCap Growth Fund – 4.0%	747,383

		11,214,493

Fixed Income – 40.1%
391,578	Commerce Bond Fund – 40.1%	7,475,229

TOTAL MUTUAL FUNDS (INSTITUTIONAL SHARES)
(Cost $18,679,184)		$18,689,722

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 67.0%
State Street Bank & Trust Co.^
$12,505,000	1.71%	11/01/2002	$12,505,000

TOTAL REPURCHASE AGREEMENT
(Cost $12,505,000)			$12,505,000

TOTAL INVESTMENTS
(Cost $31,184,184)			$31,194,722

^ Repurchase agreement was entered into on October 31, 2002 and the maturity value is $12,505,594. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

For information on the underlying mutual funds, please call our toll free Shareholder Services Line at 1-800-995-6365 or visit us on the web at www.commercefunds.com.

26	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Bond Fund Overview

A conversation with Scott Colbert, Portfolio Manager of the Bond Fund.

What effect have interest rates had on the Bond Fund’s performance over the past year?

Falling interest rates, which caused bond prices to rise, marginally benefited the Fund as it was positioned for most of the second and third calendar quarters of 2002 to have a price sensitivity (average maturity) slightly longer than the Lehman Brothers Aggregate Bond Index.

The Bond Fund ended its fiscal year with solid absolute performance, just slightly lower than its Lipper peer group. However, the Fund’s performance was considerably lower than its benchmark index. What factors led to this underperformance?

The principal factor hurting the Fund’s performance this past year has been a ten to fifteen percent exposure to BBB-rated bonds (the lowest grade of investment grade bonds) in the corporate sector. These lower rated bonds have seen their yields relative to Treasuries rise dramatically. In fact, spreads for these types of credits are trading wider than at any time in the past twenty years. Specific exposure to WorldCom, El Paso, Green Tree Financial, and, lately, the auto companies has also hurt the performance of the Fund relative to its benchmark. In addition, the lack of liquidity in the bond market has added to bond market volatility. This merely underscores the fact that the majority of fund managers have under-performed their benchmark index this year. Fortunately, the widening in credit spreads has given the Fund a head start in terms of incremental yield as we approach the 2003 fiscal year.

Corporate bonds are one of the Fund’s largest sector weightings. Describe the corporate bond environment in the wake of recent accounting scandals.

The corporate bond market through the end of the fiscal year is having one of its worst years ever as the accounting scandals and bankruptcies of WorldCom and Enron have left most investors skeptical of almost all corporate financial statements. While some skepticism is good, the pendulum has clearly swung too far as any corporate action is now under a microscope. This has created a “sell first and ask questions later” herd mentality among investors in the bond market. The good news is some of this intense fear is beginning to dissipate, which is likely to help corporate bonds. We believe that corporate bonds are likely to be the best performing sector of the bond market next year.

How are you positioning the Fund for the coming year, given the uncertain economic and financial market conditions?

We look for next year to be one of modest economic growth and recovery. Treasury rates are very low and Treasuries are overvalued. Their prices have factored in continuing economic malaise and continued stock market volatility. As the economy recovers and equity markets stabilize we look for Treasury rates to rise. Consequently we expect to reduce the Fund’s duration to be slightly short of its benchmark index. We expect to maintain the Fund’s overweight to corporate bonds, as we believe that the worst of the accounting scandals and earning problems are behind us. Finally, we think asset-backed securities will likely continue to do well and we expect to maintain the Fund’s exposure.

COMMERCE BOND FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce Bond Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Returns as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)(d)	7.57%	6.25%	2.69%

Service Shares (commenced January 2, 1997)(a)(d)
Excluding sales charges	6.43%	6.00%	2.38%
Including sales charges (maximum sales charge 3.50%)	5.78%	5.25%	–1.22%

Lehman Agg. Bond Index(b)	8.50%	7.42%	5.89%

Lipper Interm Debt Funds Index(c)	7.54%	6.36%	3.64%

Bond Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)
The Lehman Brothers Aggregate Bond Index is a broad market-weighted index comprised of three major classes of investment-grade bonds with maturities greater than one year. The index figures do not reflect any fees or expenses.

(c)
The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of funds that invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years. The index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of funds shares.

COMMERCE BOND FUND

Statement of Investments

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – 24.3%
Commercial – 3.8%
Asset Securitization Corp. Series 1995-MD4, Class A1
$ 6,776,064	7.10%	08/13/2029	$7,484,120
Commercial Mortgage Asset Trust Series 1999-C1, Class B
4,250,000	7.23	07/17/2013	4,877,157
LB Commercial Conduit Mortgage Trust Series 1998-C4, Class A1B
6,800,000	6.21	10/15/2035	7,544,889
LB Commercial Conduit Mortgage Trust Series 1999-C1, Class B
1,000,000	6.93	06/15/2031	1,137,137
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4
5,500,000	6.46	03/15/2031	6,158,281
Mortgage Capital Funding, Inc. Series 1996-MC1, Class A2A
455,569	7.35	07/15/2005	456,241

			27,657,825

Credit Card – 3.0%
Citibank Credit Card Master Trust I Series 1997-6, Class B
5,000,000	Zero Coupon	08/15/2006	4,803,125
Citibank Credit Card Master Trust I Series 1999-2, Class B
3,420,000	6.15	03/10/2011	3,760,427
MBNA Master Credit Card Trust Series 1999-B, Class B
5,000,000	6.20	08/15/2011	5,536,352
Standard Credit Card Master Trust Series 1995-1, Class B
7,000,000	8.45	01/07/2007	7,876,247

			21,976,151

Home Equity – 8.1%
Access Financial Mortgage Loan Trust Series 1996-2, Class A4
276,111	7.63	09/18/2021	275,864
Advanta Mortgage Loan Trust Series 1994-4, Class A2
3,856,974	8.92	01/25/2026	3,897,512
American Business Financial Services, Inc. Series 1996-1, Class A †
1,510,958	7.95	09/15/2026	1,561,717
Cityscape Home Loan Trust Series 1997-4, Class A5
6,712,436	7.01	10/25/2018	7,269,883
Contimortgage Home Equity Loan Trust Series 1999-3, Class A6
2,500,000	7.68	12/25/2029	2,704,687
Distribution Financial Services Trust Series 1999-3, Class A6
5,000,000	6.88	11/15/2016	5,389,100
Green Tree Home Improvement Loan Trust Series 1997-E, Class HEM1
8,700,000	7.28	01/15/2029	9,277,375
Merrill Lynch Mortgage Investors, Inc. Series 1991-H1, Class M1
2,670,859	7.36	07/15/2011	2,839,064
Residential Asset Securities Corp. Series 1999-KS1, Class AI8
3,335,271	6.32	04/25/2030	3,536,878
Residential Funding Mortgage Securities I Series 2000-HI2, Class AI5
11,029,000	8.35	03/25/2025	12,525,670
Residential Funding Mortgage Securities I, Inc. Series 2000-HI4, Class AI7
8,849,000	7.98	09/25/2025	9,750,256

			59,028,006

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Manufactured Housing – 9.2%
Associates Manufactured Housing Pass-Through Series 1996-1, Class A5
$ 7,618,405	7.60%	03/15/2027	$7,895,960
Green Tree Financial Corp. Series 1993-4, Class A4
1,652,401	6.60	01/15/2019	1,690,072
Green Tree Financial Corp. Series 1993-4, Class A5
12,500,000	7.05	01/15/2019	13,084,401
Green Tree Financial Corp. Series 1994-2, Class A4
1,216,447	7.90	05/15/2019	1,225,923
Green Tree Financial Corp. Series 1995-1, Class B1
1,498,863	9.00	06/15/2025	1,363,965
Green Tree Financial Corp. Series 1995-5, Class B1
2,820,247	7.30	09/15/2026	1,960,072
Green Tree Financial Corp. Series 1995-5, Class M1
2,000,000	7.65	09/15/2026	2,141,440
Green Tree Financial Corp. Series 1995-8, Class B1
1,369,006	7.30	12/15/2026	958,304
Green Tree Financial Corp. Series 1996-4, Class A7
5,868,454	7.90	06/15/2027	6,483,494
Green Tree Financial Corp. Series 1996-8, Class M1
2,000,000	7.85	10/15/2027	2,209,709
Green Tree Financial Corp. Series 1997-3, Class B1
3,000,000	7.51	03/15/2028	1,275,000
Green Tree Financial Corp. Series 1997-3, Class M1
7,000,000	7.53	03/15/2028	5,810,000
Green Tree Financial Corp. Series 1997-6, Class M1
2,500,000	7.21	01/15/2029	2,425,596
Green Tree Financial Corp. Series 1998-3, Class A5
1,223,933	6.22	03/01/2030	1,248,974
Green Tree Financial Corp. Series 1998-3, Class A6
1,306,925	6.76	03/01/2030	1,373,565
Green Tree Financial Corp. Series 1999-1, Class M1
3,750,000	6.56	03/01/2020	3,093,338
Green Tree Financial Corp. Series 1999-1, Class M2
1,500,000	7.34	11/01/2028	1,579,453
Indymac Manufactured Housing Contract Series 1997-1, Class A3
2,097,174	6.61	02/25/2028	2,174,999
Indymac Manufactured Housing Contract Series 1997-1, Class A4
1,497,981	6.75	02/25/2028	1,536,484
Indymac Manufactured Housing Contract Series 1998-1, Class A5
2,456,924	6.96	09/25/2028	2,447,030
Oakwood Mortgage Investors, Inc. Series 1996-B, Class A4
1,113,574	7.35	10/15/2026	1,119,201
Oakwood Mortgage Investors, Inc. Series 1997-A, Class A5
3,414,253	7.13	05/15/2027	3,654,064

			66,751,044

Utilities – 0.2%
California Infrastructure PG&E-1 (Pacific Gas and Electric) Series 1997-1, Class A6
1,567,140	6.32	09/25/2005	1,601,080

TOTAL ASSET-BACKED SECURITIES
(Cost $171,951,652)			$177,014,106

The accompanying notes are an integral part of these financial statements.	29

COMMERCE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – 18.2%
Asset Securitization Corp. Series 1997-D4, Class 4IE
$ 4,100,000	7.53%	04/14/2029	$4,758,713
Citicorp Mortgage Securities, Inc. Series 1998-1, Class A3
2,249,839	6.75	02/25/2028	2,266,577
Countrywide Mortgage Backed Securities, Inc. REMIC PAC Series 1993-B, Class A5
208,803	6.75	11/25/2023	210,106
Federal Home Loan Mortgage Corp. FGIC PAC Series 2430, Class UD
10,579,800	6.00	03/15/2017	11,162,324
Federal Home Loan Mortgage Corp. PAC Series 2068, Class CA
5,310,423	6.50	03/15/2026	5,459,487
Federal Home Loan Mortgage Corp. REMIC PAC Series 1579, Class PM
3,335,000	6.70	09/15/2023	3,563,981
Federal Home Loan Mortgage Corp. Series 1652, Class PJ
3,000,000	6.60	08/15/2022	3,136,140
Federal Home Loan Mortgage Corp. Series 2104, Class M
5,307,991	6.00	05/15/2025	5,413,673
Federal National Mortgage Assn. FNIC PAC Series 2001-45, Class WG
3,600,000	6.50	09/25/2031	3,815,640
Federal National Mortgage Assn. FNIC PAC Series 2001-76, Class UC
10,000,000	5.50	11/25/2015	10,459,310
Federal National Mortgage Assn. PAC Series 2001-54, Class PA
5,776,292	6.00	10/25/2011	5,897,670
Federal National Mortgage Assn. REMIC Series 1992-1, Class E
739,409	7.50	01/25/2007	788,188
Federal National Mortgage Assn. Series 1994-97, Class H
76,836	8.75	12/25/2023	76,674
Federal National Mortgage Assn. Series 1999-17, Class A
9,612,823	6.35	07/25/2026	9,768,743
GE Capital Mortgage Services, Inc. Series 1997-12, Class A5
816,363	7.00	12/25/2027	817,343
GE Capital Mortgage Services, Inc. Series 1997-8, Class A11
1,640,790	7.25	10/25/2027	1,645,023
GE Capital Mortgage Services, Inc. Series 1999-13, Class A12
9,167,200	6.50	07/25/2029	9,230,545
Government National Mortgage Association
8,000,000	6.50	05/20/2028	8,422,500
Norwest Asset Securities Corp. Series 1998-21, Class B1
1,048,845	6.50	09/25/2013	1,100,428
Norwest Integrated Structured Assets, Inc. Series 1998-1, Class 2A4
3,000,000	7.00	06/25/2028	3,114,360
PNC Mortgage Securities Corp. Series 2000-8, Class 1A3
15,000,000	7.75	11/25/2030	15,660,938
Principal Residential Mortgage Capital Resources Series 2001-1A, Class A†
1,400,000	5.49	03/20/2004	1,456,766

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
Residential Asset Securitization REMIC Trust Series 1997-A1, Class A7
$ 1,636,277	7.38%	03/25/2027	$1,656,420
Residential Funding Mortgage Securities Corp. Series 1999-S14, Class IIA1
5,051,222	6.50	06/25/2029	5,200,284
Residential Funding Mortgage Securities I, Inc. Series 1998-S24, Class A16
2,170,000	6.50	10/25/2028	2,241,653
Residential Funding Mortgage Securities I, Inc. Series 1999-S20, Class A1
1,535,428	6.50	09/25/2014	1,607,881
Securitized Asset Sales, Inc. Series 1994-5, Class AM
3,756,799	7.00	07/25/2024	3,851,358
Structured Asset Securities Corp. Series 2001-9, Class 2A3
7,916,548	7.00	07/25/2031	8,144,148
Wells Fargo Alternative Loan Trust Series 2000-1, Class 1A1
1,875,747	7.50	10/25/2030	1,952,671

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $128,440,964)			$132,879,544

Corporate Obligations – 26.0%
Agency – 0.1%
Farmer Mac MTN
$ 542,000	6.68%	06/10/2014	$634,993

Energy – 0.9%
Amerada Hess Corp.
6,230,000	5.90	08/15/2006	6,651,254

Financial – 11.3%
Allstate Financial Global Funding †
2,925,000	6.15	02/01/2006	3,128,931
Apache Finance Property Ltd.
4,500,000	7.00	03/15/2009	5,135,719
Equitable Life Assurance Society of the United States †
12,250,000	7.70	12/01/2015	13,759,004
Ford Motor Company Credit Corp.
5,000,000	6.63	06/30/2003	4,954,750
General Electric Capital Corp. MTN Series A
3,000,000	5.00	06/15/2007	3,140,835
General Motors Acceptance Corp.
4,500,000	5.88	01/22/2003	4,513,910
7,000,000	6.63	10/15/2005	6,998,012
5,525,000	6.15	04/05/2007	5,359,968
5,900,000	8.00	11/01/2031	5,220,143
Household Finance Corp.
4,500,000	7.65	05/15/2007	4,240,940
Metropolitan Life Insurance Co. †
8,000,000	7.70	11/01/2015	9,245,120
PNC Bank, N.A.
8,250,000	7.88	04/15/2005	9,045,465
St. Paul Companies, Inc.
8,000,000	6.38	12/15/2008	8,128,008

			82,870,805

30	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Industrial – 5.2%
Campbell Soup Company
$ 2,600,000	8.88%	05/01/2021	$3,366,142
CONSOL Energy, Inc.
3,750,000	7.88	03/01/2012	3,844,005
Ford Motor Co.
6,900,000	6.50	08/01/2018	5,034,454
Receipts on Corporate Securities Trust CHR-1998-1
6,226,440	6.50	08/01/2018	6,128,915
Receipts on Corporate Securities Trust NSC-1998-1
12,120,354	6.38	05/15/2017	12,722,990
Ryder System, Inc.
4,000,000	6.60	11/15/2005	4,148,000
Service Master Co.
2,661,000	7.10	03/01/2018	2,658,179

			37,902,685

Real Estate – 3.1%
Archstone Communities Trust
6,000,000	8.20	07/03/2005	6,631,200
EOP Operating LP
3,000,000	7.75	11/15/2007	3,401,580
Merry Land & Investment, Inc.
1,000,000	6.88	11/01/2004	1,074,828
Simon Debartolo Group LP
6,000,000	6.75	06/15/2005	6,434,040
Speiker Properties LP
4,700,000	7.35	12/01/2017	5,022,326

			22,563,974

Retail Trade – 0.3%
Target Corp.
1,750,000	5.40	10/01/2008	1,862,023

Sovereign Agency – 0.3%
Resolution Funding Corp.
1,500,000	8.13	10/15/2019	1,964,207

Utilities – 2.4%
Duke Energy Corp.
2,725,000	7.38	03/01/2010	3,003,048
3,000,000	6.25	01/15/2012	3,126,966
GTE Corp.
12,000,000	6.84	04/15/2018	11,645,040

			17,775,054

Yankee – 2.4%
Hanson Overseas BV
7,000,000	6.75	09/15/2005	7,571,620
Swiss Bank Corp.
8,350,000	7.38	06/15/2017	9,758,144

			17,329,764

TOTAL CORPORATE OBLIGATIONS
(Cost $184,650,362)			$189,554,759

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Pass-Through Obligations – 19.3%
Federal Home Loan Mortgage Corporation (FHLMC)
$ 814,617	6.00%	12/01/2013	$849,660
1,219,910	8.50	02/01/2019	1,319,247
1,572,077	8.50	03/01/2021	1,703,700
11,250,320	7.00	05/01/2026	11,790,395
2,483,742	7.00	10/01/2030	2,593,642
2,499,396	7.50	12/01/2030	2,640,834
5,435,069	7.50	01/01/2031	5,742,634
12,991,728	7.00	08/01/2031	13,565,549
Federal National Mortgage Association (FNMA)
2,785,460	5.50	01/01/2009	2,915,980
2,378,581	7.00	07/01/2009	2,522,683
907,775	6.50	02/01/2012	962,221
1,007,656	6.00	12/01/2013	1,038,664
913,364	6.50	07/01/2014	960,218
1,088,576	9.00	11/01/2021	1,198,853
511,073	6.50	04/01/2024	533,672
435,331	6.50	05/01/2024	454,581
333,537	6.50	07/01/2024	348,285
639,596	6.50	07/01/2024	667,877
388,083	6.50	08/01/2024	405,243
1,010,552	6.50	09/01/2024	1,055,236
921,040	6.50	09/01/2024	961,766
379,120	9.00	02/01/2025	419,009
1,305,638	6.50	03/01/2026	1,357,320
916,367	8.00	07/01/2028	990,017
322,335	7.00	08/01/2028	337,152
4,229,914	6.50	10/01/2028	4,389,218
670,730	7.00	10/01/2028	701,561
2,549,542	5.76	12/01/2028	2,657,615
1,171,294	6.50	12/01/2028	1,215,407
546,914	7.00	12/01/2028	572,053
917,131	6.50	01/01/2029	951,672
1,136,452	6.00	07/01/2029	1,171,617
3,415,568	7.50	09/01/2029	3,613,860
4,104,131	7.00	03/01/2031	4,287,671
1,724,005	7.50	03/01/2031	1,823,631
5,894,501	7.00	11/01/2031	6,158,107
15,205,785	7.00	01/01/2032	15,885,797
Government National Mortgage Association (GNMA)
2,487,170	8.00	02/15/2022	2,690,683
1,434,003	7.50	08/20/2025	1,528,729
5,440,951	7.50	07/20/2026	5,793,112
12,220,457	6.50	04/15/2031	12,738,372
16,717,134	6.50	05/15/2031	17,425,623

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $134,431,800)			$140,939,166

U.S. Government Agency Obligations – 4.3%
Federal Home Loan Bank
$ 3,025,000	7.13%	02/15/2030	$3,617,734

The accompanying notes are an integral part of these financial statements.	31

COMMERCE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Agency Obligations – (continued)
Federal National Mortgage Association
$14,400,000	6.00%	05/15/2011	$16,044,580
8,900,000	7.13	01/15/2030	10,641,659
Tennessee Valley Authority
1,000,000	7.13	05/01/2030	1,191,139

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $30,628,294)			$31,495,112

U.S. Treasury Obligations – 2.3%
United States Treasury Bonds
$12,000,000	7.88%	02/15/2021	$16,143,744
400,000	8.00	11/15/2021	546,312

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,320,503)			$16,690,056

Repurchase Agreement – 5.1%
State Street Bank & Trust Co.^
$36,855,000	1.71%	11/01/2002	$36,855,000

TOTAL REPURCHASE AGREEMENT
(Cost $36,855,000)			$36,855,000

TOTAL INVESTMENTS
(Cost $703,278,575)			$725,427,743

†
Security that may be resold to “Qualified Institutional Buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the board of Trustees.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $36,856,751. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
FGIC	—Insured by Financial Guaranty Insurance Co.
FNIC	—Financial Network Investment Corporation
MTN	—Medium-Term Note
PAC	—Planned Amortization Class
REMIC	—Real Estate Mortgage Investment Conduit

32	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Short-Term Government Fund Overview

A conversation with Scott Colbert, Portfolio Manager of the Commerce Short-Term Government Fund.

The Short-Term Government Fund’s one-year performance was nearly even with its Lipper peer group but lower than its benchmark index. What factors contributed most to the Fund’s performance?

The primary driver of investment return this past year was the sharp decline in interest rates. The Short-Term Government Fund had 37.5% of its portfolio invested in both government and non-government mortgage-backed securities. Since these securities had very high credit quality they performed well in the volatile credit environment. However, as interest rates fell sharply during the summer the Fund had to replace these assets because the underlying mortgages were being refinanced. An optimum portfolio would have had no exposure to mortgages. Fortunately, the remainder of the portfolio was invested in non-callable Treasury and government agency bonds that fully participated in the massive interest rate rally.

At the end of the last fiscal year the Fund was moving toward the long end of its average maturity range of 0-3 years. How has the Fund’s average maturity changed during this year and what effect has it had on performance?

The average maturity of the Fund has declined slightly as interest rates declined. As noted above, the maturities on the Fund’s mortgage-backed securities generally shortened as the probability of their being called increased. Monies received from called mortgage-backed securities were primarily reinvested in non-call agency securities in an effort to maintain as much interest rate exposure as possible. The Fund ended the fiscal year slightly short versus its benchmark index. Since we expect the Federal Reserve is finished cutting rates, we now must guard against what will eventually be upward pressure on interest rates.

Mortgage-backed securities added yield to the Fund in the past year. What outlook do you see for this security type going forward?

We believe that mortgage-backed securities still have relative value, especially in the short end of the curve, as interest rates should stabilize and prepayments should slow. Therefore we will continue to emphasize government sponsored mortgage-backed securities.

How are you positioning the Fund for the coming year, given the uncertain economic and financial market conditions?

We believe that the worst of the accounting scandals and earnings problems are behind us. In addition we think the economy is likely to begin to improve. Therefore the Federal Reserve will not likely ease interest rates again. So we expect to maintain a bias to being short relative to the Fund’s benchmark’s duration and we will continue to emphasize high quality mortgage-backed securities to take advantage of their substantial yield advantage over Treasury and other government agency securities.

COMMERCE SHORT-TERM GOVERNMENT FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce Short-Term Government Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Returns as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	Five Years	One Year
Institutional Shares (commenced December 12, 1994)(a)(d)	6.85%	6.38%	4.21%

Service Shares (commenced January 2, 1997)(a)(d)
Excluding sales charges	6.25%	6.12%	4.00%
Including sales charges (maximum sales charge 2.00%)	5.89%	5.69%	1.93%

Salomon Bros. Treas/Gov’t Sponsored Index(b)	7.45%	7.06%	6.08%

Lipper Short US Gov’t Funds Index(c)	6.35%	5.82%	4.20%

Short-Term Government Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 12, 1994 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)
The Salomon Brothers 1-5 Year Treasury/Government Sponsored Index is composed of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect any fees or expenses.

(c)
The Lipper Short U.S. Government Funds Index is an unmanaged index consisting of funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government with dollar-weighted average maturities of less than three years. The Index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Collateralized Mortgage Obligations – 31.4%
BA Mortgage Securities, Inc. Series 1998-5, Class A10
$1,770,000	6.75%	10/25/2028	$1,831,242
Bear Stearns Mortgage Securities, Inc. Series 1996-7, Class A4
655,691	6.00	01/28/2009	661,225
Citicorp Mortgage Securities, Inc. Series 1998-1, Class A3
692,258	6.75	02/25/2028	697,408
Countrywide Funding Corp. Series 1994-7, Class A7
730,000	6.50	03/25/2024	753,535
Countrywide Home Loans, Inc. Series 1997-4, Class A
130,378	8.00	08/25/2027	135,034
Federal Home Loan Mortgage Corp. PAC Series 2068, Class CA
1,770,141	6.50	03/15/2026	1,819,829
Federal Home Loan Mortgage Corp. PAC Series 2104, Class PE
2,000,000	6.00	10/15/2023	2,080,937
Federal Home Loan Mortgage Corp. PAC Series 2174, Class PL
800,000	6.50	10/15/2024	824,416
Federal Home Loan Mortgage Corp. REMIC PAC Series 1621, Class K
230,000	6.50	11/15/2023	240,529
Federal Home Loan Mortgage Corp. REMIC PAC Series 2103, Class TE
625,000	6.00	12/15/2028	632,363
Federal Home Loan Mortgage Corp. REMIC PAC Series 2109, Class PE
995,000	6.00	12/15/2028	1,039,457
Federal Home Loan Mortgage Corp. REMIC Series 1617, Class C
188,900	6.50	02/15/2023	191,095
Federal Home Loan Mortgage Corp. REMIC Series 1632, Class B
200,000	6.00	11/15/2023	210,736
Federal Home Loan Mortgage Corp. Series 1163, Class JA
433,563	7.00	11/15/2021	458,224
Federal Home Loan Mortgage Corp. Series 159, Class H
73,244	4.50	09/15/2021	73,769
Federal Home Loan Mortgage Corp. Series 1614, Class MB
1,737,462	6.50	12/15/2009	1,869,908
Federal Home Loan Mortgage Corp. Series 1650, Class K
880,000	6.50	01/15/2024	966,797
Federal Home Loan Mortgage Corp. Series 1652, Class PJ
1,000,000	6.60	08/15/2022	1,045,380
Federal Home Loan Mortgage Corp. Series 1933 Class PG
297,793	6.15	12/15/2025	303,514
Federal Home Loan Mortgage Corp. Series 2104, Class M
2,211,663	6.00	05/15/2025	2,255,697
Federal Home Loan Mortgage Corp. Series 2200, Class C
12,057	6.50	01/15/2028	12,055
Federal Home Loan Mortgage Corp. Series 2263, Class C
3,000,000	7.00	06/15/2027	3,101,280
Federal Home Loan Mortgage Corp. Series 31, Class EA
1,537,440	Zero Coupon	04/25/2024	1,406,158
Federal National Mortgage Association PAC Series 2001-54, Class PA
2,888,146	6.00	10/25/2011	2,948,835
Federal National Mortgage Association REMIC PAC Series 1991-94, Class E
914,378	Zero Coupon	07/25/2021	859,763

Principal Amount	Interest Rate		Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
Federal National Mortgage Association REMIC PAC Series 1993-19, Class J
$ 944,024	5.00%		04/25/2022	$948,291
Federal National Mortgage Association REMIC PAC Series 1996-28, Class PE
88,047	6.50		03/25/2020	88,802
Federal National Mortgage Association REMIC PAC Series G93-16, Class H
171,013	4.59		04/25/2021	171,507
Federal National Mortgage Association REMIC Series 1992, Class 89
527,192	Zero Coupon		06/25/2022	484,697
Federal National Mortgage Association REMIC Series 1992-1, Class E
105,630	7.50		01/25/2007	112,598
Federal National Mortgage Association REMIC Series 1993-182, Class FA
337,163	3.46	#	09/25/2023	344,834
Federal National Mortgage Association REMIC Series 1993-225, Class NC
612,880	6.50		03/25/2023	617,286
Federal National Mortgage Association REMIC Series 1993-245, Class N
533,284	6.50		12/25/2023	542,686
Federal National Mortgage Association REMIC Series 1993-89, Class D
224,434	7.00		06/25/2023	236,154
Federal National Mortgage Association REMIC Series 1996-68, Class VC
3,600,000	6.50		09/18/2010	3,744,396
Federal National Mortgage Association REMIC Series 2001-4, Class D
687,936	6.50		04/25/2028	704,157
Federal National Mortgage Association Series 1993-183, Class K
500,000	6.50		07/25/2023	533,565
Federal National Mortgage Association Series 1995-19, Class L
171,021	6.25		08/25/2008	176,304
Federal National Mortgage Association Series 1997-58, Class DC
591,810	7.00		01/20/2013	598,166
Federal National Mortgage Association Series 1999-17, Class A
2,160,185	6.35		07/25/2026	2,195,223
First Nationwide Trust Series 1998-3, Class 1PPA
73,468	6.50		09/19/2028	77,136
GE Capital Mortgage Services, Inc. Series 1997-12, Class A5
90,707	7.00		12/25/2027	90,816
Government National Mortgage Association
2,939,904	4.78		02/16/2018	3,078,860
1,355,090	6.50		08/20/2022	1,369,183
2,000,000	6.50		05/20/2028	2,105,625
794,000	2.18	#	10/20/2031	794,548
Norwest Asset Securities Corp. Series, 1999-3, Class A3
768,468	6.00		01/25/2029	772,794
PNC Mortgage Securities Corp. Series 1998-11, Class 1A5
2,750,000	6.50		11/25/2028	2,812,727

The accompanying notes are an integral part of these financial statements.	35

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate		Maturity Date	Value

Collateralized Mortgage Obligations – (continued)
PNC Mortgage Securities Corp. Series 1999-4, Class 4A1
$ 976,183	6.50%		05/25/2029	$994,926
Residential Accredit Loans, Inc. Series 1998-Q55 Class A3
31,349	6.75		04/25/2028	31,283
Residential Accredit Loans, Inc. Series 1999-QS02, Class A5
1,750,000	6.50		02/25/2029	1,795,675
Residential Asset Securitization Trust REMIC Series 1997-A1, Class A7
272,713	7.38		03/25/2027	276,070
Residential Asset Securitization Trust Series 1998-A4, Class IA5
1,204,615	6.75		05/25/2028	1,204,940
Residential Funding Mortgage Securities I, Inc. REMIC Series 1995-S12, Class A2
301,236	7.25		08/25/2010	309,333
Residential Funding Mortgage Securities I, Inc. Series 1998-S13, Class A14
1,238,000	6.75		06/25/2028	1,258,885
Residential Funding Mortgage Securities I, Inc. Series 1999-S20, Class A1
1,151,571	6.50		09/25/2014	1,205,910
Residential Funding Mortgage Securities I, Inc. Series 1999-S24, Class A2
402,103	7.10		12/25/2029	406,397
Saxon Mortgage Securities Corp. REMIC Series 1993-8A, Class 1A5
500,000	7.38		09/25/2023	506,610
Securitized Asset Sales, Inc. Series 1993-7, Class TA6
470,000	6.25		12/25/2023	481,144
Securitized Asset Sales, Inc. Series 1994-5 Class AM
536,686	7.00		07/25/2024	550,194
Wells Fargo Alternative Loan Trust Series 2000-1, Class 1A1
535,928	7.50		10/25/2030	557,906

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $56,698,220)				$58,598,814

Mortgage-Backed Pass-Through Obligations – 3.2%
Federal Home Loan Mortgage Corp. (FHLMC)
$ 17,578	7.75%		09/01/2007	$18,122
Federal National Mortgage Association (FNMA)
85,559	6.50		04/01/2003	85,759
105,938	8.00		12/01/2007	112,908
128,696	6.50		02/01/2012	136,415
2,522,085	6.00		07/01/2016	2,629,904
49,074	6.08	#	08/01/2023	51,369
71,574	9.00		07/01/2024	79,398
301,721	5.76	#	12/01/2028	314,511
1,786,212	7.00		11/01/2031	1,866,093

Principal Amount	Interest Rate		Maturity Date	Value

Mortgage-Backed Pass-Through Obligations – (continued)
Government National Mortgage Association (GNMA)
$ 43,280	8.00%		10/15/2016	$47,019
117,609	8.00		07/15/2017	127,816
3,517	6.63	#	11/20/2024	3,638
5,197	6.63	#	12/20/2024	5,366
175,474	5.38	#	04/20/2026	181,759
124,152	6.75	#	08/20/2026	127,943
178,219	5.38	#	01/20/2028	183,731

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $5,980,510)				$5,971,751

U.S. Government Agency Obligations – 48.4%
Federal Farm Credit Bank
$ 470,000	5.40%		05/10/2006	$510,894
Federal Home Loan Bank
1,975,000	5.13		09/15/2003	2,036,681
500,000	5.21		11/17/2003	518,782
1,630,000	6.89		04/06/2004	1,743,393
1,000,000	6.00		06/11/2008	1,123,095
Federal Home Loan Mortgage Corp.
500,000	6.20		04/15/2003	510,537
500,000	7.38		05/15/2003	515,509
2,000,000	5.00		01/15/2004	2,081,886
13,500,000	6.88		01/15/2005	14,903,379
12,000,000	5.50		07/15/2006	13,135,824
200,000	5.75		04/15/2008	222,676
Federal National Mortgage Association
7,405,000	5.25		01/15/2003	7,461,396
10,000,000	5.75		04/15/2003	10,190,400
625,000	7.40		07/01/2004	682,950
750,000	6.50		08/15/2004	810,923
215,000	7.88		02/24/2005	243,892
500,000	7.65		03/10/2005	565,608
500,000	5.75		06/15/2005	544,823
10,750,000	6.00		12/15/2005	11,879,954
19,000,000	4.38		10/15/2006	20,047,375
Tennessee Valley Authority 1995 Series A
436,000	6.38		06/15/2005	480,133

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $87,073,315)				$90,210,110

U.S. Treasury Obligations – 12.6%
United States Treasury Notes
$ 2,000,000	5.50%		05/31/2003	$2,047,612
7,000,000	5.38		06/30/2003	7,184,758
12,350,000	6.13		08/15/2007	14,201,660

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,243,532)				$23,434,030

36	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 4.1%
State Street Bank & Trust Co.^
$7,713,000	1.71%	11/01/2002	$7,713,000

TOTAL REPURCHASE AGREEMENT
(Cost $7,713,000)			$7,713,000

TOTAL INVESTMENTS
(Cost $180,708,577)			$185,927,705

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2002.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $7,713,366. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
PAC	—PlannedAmortization Class
REMIC	—RealEstate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	37

COMMERCE NATIONAL, MISSOURI, AND KANSAS TAX-FREE INTERMEDIATE BOND FUNDS

National, Missouri, and Kansas Tax-Free Intermediate Bond Funds

A conversation with Brian Musielak, Portfolio Manager of the National, Missouri, and Kansas Tax-Free Intermediate Bond Funds.

All three Funds outperformed their Lipper peer group and underperformed their benchmark index for the year. To what do you attribute this performance?*

The outperformance versus their Lipper peer group was achieved by maintaining a slightly longer duration or price sensitivity during the second half of fiscal 2002. The Funds’ performance was also enhanced by their high average quality and minimal exposure to troubled sectors such as airports and industrial revenue bonds. While duration helped the Funds’ performance against their Lipper peer group, it hurt performance versus their benchmark index. All three Funds maintained a shorter duration than their benchmark. This duration resulted in all three Funds underperforming their benchmark index.

What has happened to municipal bond yields in the past year and how have you structured the Funds’ maturity distribution in this environment?

Despite municipal bond yields declining in 9 of the 12 months during fiscal 2002, cumulative yields only ended up lower, year-over-year, by approximately 0.25% across most maturities. The biggest yield declines occurred in bonds maturing in less than 5 years. The incredible rally in bond yields from April through September 2002 was essentially offset by the bond market sell-off that occurred at the very beginning and end of the fiscal year. In both instances, bond yields rose more than 0.50% in less than a month. As the yield curve steepened, we made selective purchases in both the short and long end of the maturity spectrum in all three Funds. Although our focus in all three Funds is on intermediate bonds, this “barbell” approach allowed us to take advantage of the best performing part of the yield curve without a large increase in duration relative to each Fund’s benchmark index.

Talk about credit spreads, which have widened over the fiscal year.

Nervous bond investors have opted for the safety of the highest rated credits in the safest sectors of the market. As measured by a bond maturing in 10 years, the additional yield on a triple-B rated bond over a triple-A rated bond increased by approximately 0.25%. This divergence in yields, or widening credit spreads, has been ongoing since late 1998. We feel this trend will likely end by the middle of the next fiscal year. We have been looking for opportunities to selectively add lower rated credits to all three Funds in hopes of capitalizing on any trend reversal.

How has the record-high new issue volume impacted the Funds?

In response to generally lower borrowing costs, municipal issuers have bombarded the market with a record amount of debt issuance. On a calendar year basis, more debt was issued between January and October of 2002 than any other time period of equal length. The amount of issuance is expected to top $320 billion easily by December 2002, shattering the old calendar year record of $292 billion in 1993. The influx of supply, in excess of demand, has been a slight drag on performance but only in the last two months of the fiscal year. It has had more of an impact on the National Tax-Free Intermediate Bond Fund than either of the single-state Funds, due to the larger number of potential issuers on a nationwide basis.

What are your plans in the coming year?

Heading into 2003, we will likely take a more defensive maturity stance in the Funds, as the monetary and fiscal stimulus should begin to have a positive effect on the U.S. economy. As the economic backdrop improves, yields will likely rise, leaving bond investors with only slightly positive total returns.
*	Performance numbers for the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds may be found on p. 39, p. 46, and p. 52, respectively.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce National Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Return as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)(d)	5.60%	5.45%	5.30%

Service Shares (commenced December 26, 2000)(a)(d)
Excluding sales charges	6.41%	n/a	5.05%
Including sales charges (maximum sales charge 2.00%)	5.25%	n/a	2.96%

Lehman 3-15 Year Blend Index(b)	6.71%	6.11%	6.06%

Lipper Intermediate Municipal Funds Index(c)	5.78%	5.15%	4.78%

National Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 21, 1995 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index composed of investment grade municipal securities ranging from 1 to 17 years in maturity.
(c)
The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – 96.5%
Alabama – 2.1%
Auburn AL GO Bonds (School Warrants) (AA-/Aa3)
$1,515,000	5.13%	08/01/2017	$ 1,597,446
Birmingham AL GO Bonds (Refunding Warrants Series B) (FSA) (AAA/Aaa)
930,000	5.50	07/01/2012	1,060,777
Jasper AL Waterworks & Sewer Board Revenue Bonds Series A (AMBAC) (AAA/Aaa)
920,000	5.15	06/01/2019	954,463

			3,612,686

Arizona – 0.7%
Arizona Water Infrastructure Finance Authority Revenue Bonds Water Quality Series A (NR/Aaa)
500,000	5.38	10/01/2012	568,725
Tempe AZ GO Bonds (AA+/Aa1)
500,000	6.60	07/01/2006	573,810

			1,142,535

Arkansas – 1.1%
Arkansas State Development Finance Authority Revenue Bonds (Single Family Mortgage Backed Securities Program) Series A (GNMA/FNMA) (AAA/NR)
290,000	5.65	07/01/2011	307,606
Arkansas State Federal Highway Grant Anticipation GO Bonds Series A (AA/Aa2)
1,390,000	5.50	08/01/2006	1,545,263

			1,852,869

California – 3.1%
California Statewide Community Development Authority Certificate Participation (Children’s Hospital Los Angeles) (A+/A2)
2,000,000	5.13	08/15/2019	2,040,220
Livermore Valley CA Joint Unified School District Election of 1999 GO Bonds (MBIA) (AAA/Aaa)
805,000	5.00	08/01/2016	852,688
Mojave CA Unified School District School Facilities Improvement District #001 GO Bonds (FGIC) (AAA/Aaa)
1,100,000	5.25	08/01/2016	1,191,465
1,300,000	5.25	08/01/2018	1,386,671

			5,471,044

Colorado – 3.6%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-Littleton Academy) (BBB/NR)
745,000	5.38	01/15/2012	751,124
615,000	6.00	01/15/2022	601,912
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-University Laboratory School Project) (NR/Baa2)
1,000,000	5.25	06/01/2011	1,017,910
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Nashville Public Radio) (BBB+/NR)
1,300,000	5.88	04/01/2022	1,332,474

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Colorado – (continued)
Colorado Health Facilities Authority Revenue Bonds (Parkview Medical Center Project) (NR/Baa1)
$ 300,000	5.50%	09/01/2006	$324,177
500,000	5.75	09/01/2008	538,560
El Paso County CO School District #49 Falcon GO Bonds
(Refunding Series 96R) (FSA) (AAA/Aaa)
1,555,000	5.00	12/01/2012	1,725,024

			6,291,181

District of Columbia – 0.4%
District of Columbia Revenue Bonds (World Wildlife Fund) Series A (AMBAC) (AAA/Aaa)
555,000	5.75	07/01/2011	635,209

Florida – 1.4%
Florida State Board of Education Capital Outlay GO Bonds (Refunding Public Education) Series D (AA+/Aa2)
895,000	5.50	06/01/2009	1,012,719
Florida State Community Services Corp. Walton County Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,330,000	5.50	03/01/2014	1,496,410

			2,509,129

Georgia – 2.5%
George L Smith II GA World Congress Control Revenue Bonds (Domed Stadium Project) (MBIA) (AAA/Aaa)
2,000,000	6.00	07/01/2011	2,313,440
Georgia Private Colleges & University Revenue Bonds Series A (NR/A3)
1,000,000	5.25	10/01/2020	1,029,330
Georgia State GO Bonds Series D (AAA/Aaa)
1,000,000	5.50	08/01/2005	1,093,080

			4,435,850

Hawaii – 1.3%
Honolulu City & County GO Bonds (Unrefunded Balance Series A) (AA-/Aa3)
2,000,000	5.75	04/01/2012	2,323,100

Illinois – 6.2%
Chicago IL GO Bonds Series A (FGIC) (AAA/Aaa)
765,000	5.75	01/01/2008	858,544
1,000,000	6.13	01/01/2017	1,137,760
1,000,000	6.00	01/01/2018	1,129,620
1,000,000	6.00	01/01/2019	1,126,110
Chicago IL Public Building Community Building Revenue Bonds Series C (FGIC) (AAA/Aaa)
500,000	5.50	02/01/2006	546,370
Cook County IL GO Bonds (Refunding Series A) (AAA/Aaa)
1,445,000	5.00	11/15/2022	1,446,864
Elgin IL GO Bonds (Refunding Series B) (NR/Aa2)
25,000	4.80	01/01/2010	26,351
Illinois Educational Facilities Authority Student Housing Revenue Bonds (Educational Advancement Fund University Center Project) (NR/Baa2)
730,000	5.38	05/01/2011	737,673
670,000	5.50	05/01/2012	678,395

40	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Illinois – (continued)
Illinois Metropolitan Pier & Exposition Dedicated State Tax Revenue Bonds (Prerefunded Series A) (NR/Aaa)
$ 415,000	7.25%	06/15/2005	$470,946
Kane County IL School District #101 GO Bonds (Batavia Building) (FSA) (NR/Aaa)
1,075,000	7.88	12/30/2007	1,328,625
Lake County IL Forest Preservation District GO Bonds (Liquid Acquisition & Development) (AAA/Aa1)
800,000	5.00	12/15/2013	858,352
Metropolitan Pier & Exposition Authority IL Dedicated State Tax Revenue Bonds (Prerefunded A 2002) (AAA/Aaa)
425,000	7.25	06/15/2005	482,294
Metropolitan Pier & Exposition Authority IL Dedicated State Tax Revenue Bonds (Unrefunded Balance A 2002) (AAA/Aaa)
20,000	7.25	06/15/2005	22,554

			10,850,458

Indiana – 5.7%
Elkhart County IN Hospital Authority Revenue Bonds (NR/A1)
390,000	4.75	08/15/2011	399,906
800,000	5.25	08/15/2018	801,000
Hammond IN Multi. School Building Corp. Revenue Bonds (First Mortgage) Series B (AAA/NR)
1,000,000	6.00	01/15/2013	1,168,300
Indiana MSD Wabash Building Corp. Revenue Bonds (Refunding First Mortgage) (FSA) (AAA/NR)
500,000	6.25	07/01/2010	588,675
Kokomo Center IN School Building Corp. Revenue Bonds (First Mortgage) (AMBAC) (AAA/Aaa)
1,110,000	6.75	07/15/2005	1,242,312
Merrillville IN Multi. School Building Revenue Bonds (AAA/Aaa)
2,500,000	6.65	07/01/2006	2,859,250
Plymouth IN Multi. School Building Revenue Bonds (AAA/Aaa)
1,200,000	5.75	07/01/2006	1,312,092
Wells County IN Hospital Authority Revenue Bonds (Caylor-Nickel Medical Center Inc.) (NR/NR)
1,500,000	8.75	04/15/2012	1,590,900

			9,962,435

Iowa – 1.3%
Iowa Student Loan Liquidity Corp. Revenue Bonds Series E (NR/Aaa)
2,000,000	5.70	06/01/2009	2,191,100

Kansas – 1.0%
Kansas Independent College Finance Authority Educational Facilities Revenue Bonds (Benedictine College Project) (NR/NR)
715,000	6.25	10/01/2010	737,737
Scott County KS Unified School District #466 GO Bonds (Refunding) (FGIC) (AAA/NR)
935,000	5.25	09/01/2016	1,004,723

			1,742,460

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kentucky – 0.6%
Jefferson County KY GO Bonds Series C (AA/Aa2)
$ 465,000	5.38%	05/15/2007	$513,500
460,000	5.45	05/15/2008	511,561

			1,025,061

Louisiana – 0.1%
Caddo Parish LA Parishwide School District GO Bonds (MBIA) (AAA/Aaa)
100,000	6.25	03/01/2005	109,378

Maine – 0.6%
Regional Waste System ME Solid Waste Revenue Bonds Series P (AA/NR)
1,000,000	5.25	07/01/2004	1,053,480

Maryland – 0.8%
Maryland State Health & Higher Educational Facilities Authority Revenue Bonds (Board of Child Care) (A/NR)
1,250,000	5.50	07/01/2013	1,369,500

Massachusetts – 0.0%
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (Boston College) Series L (AA-/Aa3)
10,000	5.25	06/01/2013	10,782

Michigan – 11.0%
Detroit MI Sewage Disposal Revenue Bonds Series A (AAA/Aaa)
300,000	6.00	07/01/2004	320,046
Genesee County MI Sewage Disposal Systems Revenue Bonds (Interceptors & Treatment Facilities) (FGIC) (AAA/Aaa)
550,000	4.00	05/01/2014	548,493
Greenville MI Public Schools GO Bonds (MBIA) (AAA/Aaa)
200,000	5.75	05/01/2007	213,962
Lake Orion MI Community School District GO Bonds Series A (FSA) (Q-SBLF) (AAA/Aaa)
2,000,000	6.00	05/01/2017	2,334,060
Marshall MI Public Schools District GO Bonds (Q-SBLF) (AAA/Aaa)
670,000	4.60	05/01/2013	701,148
Michigan Higher Education Facilities Authority Limited Obligation Revenue Bonds (Calvin College Project) (NR/NR)
500,000	5.40	12/01/2011	539,990
1,125,000	5.55	12/01/2013	1,203,390
2,720,000	5.65	12/01/2014	2,901,206
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AAA/Aaa)
2,500,000	5.50	11/15/2010	2,790,975
Michigan State Hospital Finance Authority Revenue Bonds Series A (AA/Aa2)
1,650,000	6.13	11/15/2026	1,764,428
Michigan State Housing Development Authority Revenue Bonds Series B (AAA/NR)
1,500,000	4.80	12/1/2010	1,570,275
Newaygo MI Public Schools GO Bonds (Q-SBLF) (AAA/Aaa)
750,000	5.00	05/01/2011	816,847
250,000	5.13	05/01/2012	272,263
Paw Paw MI Public School District GO Bonds (School Building & Site) (Q-SBLF) (AAA/Aaa)
475,000	5.30	05/01/2013	518,795

The accompanying notes are an integral part of these financial statements.	41

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Michigan – (continued)
South Lyon MI Community Schools GO Bonds Series A (Q-SBLF) (AAA/Aa1)
$ 875,000	5.50%	05/01/2014	$960,995
Stockbridge MI Community Schools GO Bonds (Q-SBLF) (AAA/Aaa)
665,000	5.10	05/01/2012	723,141
Wayne Charter County MI Airport Revenue Bonds (Detroit Metropolitan Wayne County) Series A (AMT) (MBIA) (AAA/Aaa)
1,000,000	5.25	12/01/2004	1,061,650

			19,241,664

Minnesota – 3.3%
Chaska MN Electric Revenue Bonds Series A (NR/A3)
1,000,000	6.00	10/01/2020	1,075,400
Dakota County MN Community Development Agency Governmental Housing GO Bonds (Senior Housing Facilities) (AA+/Aa1)
1,750,000	5.25	01/01/2014	1,917,633
Minneapolis & St. Paul MN Metropolitan Airports Revenue Bonds (Community Airport) Series B (AMT) (AMBAC) (AAA/Aaa)
500,000	5.25	01/01/2014	525,270
Minneapolis MN Revenue Bonds (Blake School Project) (NR/A2)
240,000	4.40	09/01/2008	255,967
320,000	4.50	09/01/2009	343,072
Minneapolis MN Special School District #1 Certificate Participation (Refunding Series B) (FGIC) (AAA/Aaa)
640,000	4.30	02/01/2014	651,527
Minnesota State Housing & Finance Agency Revenue Bonds (Single Family Mortgage) Series D (AA+/Aa1)
245,000	5.15	07/01/2003	248,721
Minnesota State Housing & Finance Agency Revenue Bonds Series D (AA+/Aa1)
215,000	5.35	01/01/2005	224,499
Osseo MN Independent School District #279 GO Bonds (Refunding Series C) (NR/Aa1)
470,000	4.10	02/01/2012	484,203

			5,726,292

Mississippi – 0.6%
Mississippi Medical Center Educational Building Corp. Revenue Bonds (University of Mississippi Medical Center Project) (MBIA-IBC) (AAA/Aaa)
$1,000,000	5.65	12/01/2009	1,128,960

Missouri – 7.4%
Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
670,000	5.30	03/01/2008	718,314
600,000	5.65	03/01/2013	635,688
Jackson County MO Reorganized School District #7 Lee’s Summit GO Bonds (Refunding & Improvement MO Direct Deposit) (FSA) (AAA/Aaa)
520,000	5.25	03/01/2014	570,986

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Riverside-Quindaro-L-385 Project) (NR/NR)
$1,000,000	5.60%	03/01/2016	$ 1,036,950
Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (NR/Aa2)
500,000	6.75	05/15/2012	618,785
Missouri State Health & Educational Facility Revenue Bonds (Freeman Health Systems Project) (BBB+/NR)
500,000	4.75	02/15/2005	519,775
Missouri State Health & Educational Facility Revenue Bonds (St. Anthony’s Medical Center) (A/A2)
1,220,000	6.25	12/01/2012	1,368,120
Missouri State Housing Development Commission Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
1,850,000	4.75	12/01/2010	1,940,964
Osage Beach MO Waterworks & Sewer System Revenue Bonds (NR/NR)
195,000	4.85	12/01/2006	211,454
280,000	4.75	12/01/2011	291,522
225,000	5.50	12/01/2014	242,289
290,000	5.60	12/01/2015	311,585
St. Charles County MO Industrial Development Revenue Bonds (Housing Vanderbilt Apts) (A-/NR)
1,400,000	5.00	02/01/2029	1,461,460
St. Louis MO Parking Facilities Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)
1,750,000	5.88	02/01/2020	1,760,343
St. Peters MO GO Bonds (FGIC) (NR/Aaa)
650,000	7.20	01/01/2008	776,724
290,000	7.20	01/01/2009	351,622

			12,816,581

Nevada – 1.0%
Nevada Housing Division Single Family Revenue Bonds Series A-2 (AMT) (FHA) (AAA/Aaa)
205,000	4.10	10/01/2004	209,410
Nevada State Natural Resources GO Bonds Series C (AA/Aa2)
460,000	5.00	04/01/2016	483,083
505,000	5.00	04/01/2018	522,124
560,000	5.00	04/01/2020	569,604

			1,784,221

New Mexico – 1.4%
Albuquerque NM Municipal School District #012 GO Bonds (Refunding) (AA/Aa2)
1,325,000	5.00	08/01/2016	1,396,126
New Mexico Finance Authority Revenue Bonds (State Office Building Tax Series A) (AAA/Aa1)
1,000,000	5.00	06/01/2017	1,044,610
New Mexico Mortgage Finance Authority Revenue Bonds (Single Family Mortgage Program) Series A-3 (GNMA/FNMA/FHLMC) (AAA/NR)
50,000	6.15	09/01/2017	51,487

			2,492,223

42	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
New York – 5.8%
Metropolitan Transportation Authority NY Service Contract Revenue Bonds (Refunding Series A) (AA-/A3)
$2,000,000	5.10%	01/01/2021	$2,036,520
New York GO Bonds Series J (A/A2)
3,230,000	5.25	08/01/2011	3,413,044
New York NY City Municipal Water Finance Authority Water and Sewer System Revenue Bonds Series A (AA/Aa2)
700,000	4.00	06/15/2011	722,652
New York NY City Transitional Finance Authority Revenue Bonds (Prerefunded Future Tax Series B) (AA+/Aa2)
375,000	6.00	11/15/2013	443,554
New York NY City Transitional Finance Authority Revenue Bonds (Unrefunded Future Tax Series B) (AA+/Aa2)
125,000	6.00	11/15/2013	143,975
New York NY GO Bonds Series G (A/A2)
1,000,000	5.63	08/01/2013	1,087,850
New York State Dorm Authority Revenue Bonds Series B (AA-/A3)
540,000	5.00	05/15/2008	590,026
New York State Urban Development Corp. Revenue Bonds (AA-/A3)
1,000,000	6.25	01/01/2007	1,130,630
Schenevus NY Central School District GO Bonds (Refunding) (FGIC) (AAA/Aaa)
445,000	4.00	06/15/2011	457,731

			10,025,982

North Carolina – 0.6%
Cabarrus County NC Certificate Participation (AA-/Aa3)
500,000	4.00	02/01/2013	504,585
North Carolina Housing Finance Agency Revenue Bonds (Single Family) Series TT (AMT) (AA/Aa2)
255,000	5.00	03/01/2007	265,736
270,000	5.00	09/01/2007	282,563

			1,052,884

North Dakota – 0.3%
North Dakota State Municipal Bond Bank Revenue Bonds (State Revolving Funding Program) Series A (NR/Aaa)
400,000	6.00	10/1/2020	448,848

Ohio – 1.6%
Cleveland OH GO Bonds (MBIA) (AAA/Aaa)
500,000	5.50	08/01/2008	562,310
Cuyahoga County OH GO Bonds (AA+/Aa1)
165,000	5.55	12/01/2020	176,382
Ohio Housing Finance Agency Mortgage Revenue Bonds (Residential Mortgage Backed Securities) Series C (GNMA) (NR/Aaa)
960,000	4.80	03/01/2010	994,089
Olentangy OH Local School District GO Bonds Series A (AA/Aa2)
1,000,000	6.00	12/01/2008	1,106,490

			2,839,271

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Oklahoma – 2.0%
Edmond OK Public Works Authority Utility Revenue Bonds (Refunding) (AMBAC) (AAA/Aaa)
$ 500,000	5.60%	07/01/2019	$540,850
Tulsa County OK Public Facilities Authority Capital Improvement Revenue Bonds (AA/NR)
2,530,000	6.20	11/01/2014	2,868,261

			3,409,111

Oregon – 0.2%
Oregon State Housing & Community Services Department Revenue Bonds Series D (NR/Aa2)
335,000	5.55	07/01/2006	353,643

Rhode Island – 0.7%
Rhode Island Housing & Mortgage Finance Corp. Revenue Bonds (Homeownership Opportunity 26-B) (AMT) (AA+/Aa2)
450,000	4.90	10/1/2008	473,274
Rhode Island State Student Loan Revenue Bonds Series 3 (AMBAC) (NR/Aaa)
180,000	5.70	12/01/2012	194,985
190,000	5.75	12/01/2013	204,985
205,000	5.80	12/01/2014	219,852
125,000	5.90	12/01/2015	134,108

			1,227,204

South Carolina – 0.3%
York County School District #1 GO Bonds Series A (MBIA SCSDE) (AAA/Aaa)
500,000	7.00	07/01/2003	517,455

South Dakota – 4.4%
Hot Springs SD School District #023-2 GO Bonds (FSA) (AAA/Aaa)
120,000	4.80	07/01/2009	129,887
South Dakota Housing Development Authority Revenue Bonds (AA-/A1)
300,000	6.00	09/01/2003	310,506
South Dakota Housing Development Authority Revenue Bonds (AAA/Aa1)
300,000	4.65	05/01/2006	313,143
South Dakota Housing Development Authority Revenue Bonds (Homeowner Mortgage-E-1-RMKT-8/6/1998) (AAA/Aa1)
600,000	4.50	05/01/2004	612,216
660,000	4.60	05/01/2005	683,377
780,000	4.70	05/01/2006	808,673
250,000	5.15	05/01/2011	262,502
South Dakota Housing Development Authority Revenue Bonds (Homeownership Mortgage) Series D (AAA/Aa1)
975,000	4.70	05/01/2006	1,015,063
1,600,000	4.60	05/01/2009	1,655,216
South Dakota Housing Development Authority Revenue Bonds (Homeownership Mortgage) Series F (Morgan Stanley Dean Witter GIC, Expire 05/01/2028) (AAA/Aa1)
400,000	5.10	05/01/2006	418,836

The accompanying notes are an integral part of these financial statements.	43

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
South Dakota – (continued)
South Dakota State Health & Educational Facilities Authority Revenue Bonds (Rapid City Regional Hospital) (MBIA) (AAA/Aaa)
$ 600,000	5.00%	09/01/2008	$655,926
South Dakota State Health & Educational Revenue Bonds (BBB+/Baa2)
250,000	7.25	04/01/2022	260,543
South Dakota State Health & Educational Revenue Bonds (MBIA) (AAA/Aaa)
500,000	5.00	09/01/2004	526,605

			7,652,493

Tennessee – 2.9%
Memphis TN San Sewage Systems Revenue Bonds (Refunding) (AA+/Aa2)
690,000	4.20	10/01/2015	692,201
Memphis TN Water Refunding Revenue Bonds (AAA/Aaa)
1,000,000	6.00	01/01/2006	1,110,350
Memphis-Shelby County Tennessee Sports Authority, Inc. Revenue Bonds (Memphis Arena Project Series A) (AAA/Aaa)
700,000	5.50	11/01/2011	800,205
Sevier County TN GO Bonds (Refunding) (AMBAC) (NR/Aaa)
1,300,000	4.50	04/01/2013	1,362,972
1,000,000	4.50	04/01/2014	1,036,460

			5,002,188

Texas – 3.6%
Bexar County TX GO Bonds (AA/Aa2)
505,000	5.63	06/15/2012	567,883
Collin County TX GO Bonds (AAA/Aaa)
360,000	4.55	02/15/2015	367,700
1,000,000	5.00	02/15/2020	1,017,560
Eagle Mountain & Saginaw TX Independent School District GO Bonds (Refunding Unlimited Tax-School Building) (PSF-GTD) (AAA/Aaa)
1,000,000	5.00	08/15/2020	1,020,020
Katy TX Independent School District GO Bonds Series A (AAA/Aaa)
540,000	4.75	02/15/2027	517,439
Keller TX Certificate Obligation (FGIC) (AAA/Aaa)
535,000	5.25	08/15/2009	596,150
330,000	5.25	08/15/2010	367,343
North Harris Montgomery Community College District Revenue Bonds (FGIC) (AAA/Aaa)
420,000	5.75	02/15/2018	461,257
San Antonio TX GO Bonds (General Improvement) (AA+/Aa2)
10,000	6.00	02/01/2020	11,133
Texas State GO Bonds Series A (AA/Aa1)
200,000	5.65	10/01/2008	217,402
West University Place TX GO Bonds (Permanent Improvement) (FGIC) (AAA/Aaa)
990,000	5.25	02/01/2013	1,075,476

			6,219,363

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Utah – 2.5%
Cache County UT Sales Tax Revenue Bonds (FGIC) (AAA/Aaa)
$ 500,000	5.00%	12/15/2015	$535,205
775,000	5.00	12/15/2016	819,679
600,000	5.00	12/15/2017	629,190
510,000	5.00	12/15/2018	530,267
Intermountain Power Agency Revenue Bonds (Escrowed to Maturity) Series B (A+/A1)
635,000	5.25	07/01/2006	660,419
Intermountain Power Agency Revenue Bonds (Unrefunded Series B) (A+/A1)
95,000	5.10	07/01/2003	97,013
100,000	5.25	07/01/2006	104,233
Intermountain Power Agency Revenue Bonds Series B (A+/A1)
155,000	5.10	07/01/2003	158,469
Murray City UT School District GO Bonds (Refunding Utah School Bond Guaranty PG Series A) (NR/Aaa)
940,000	3.40	08/01/2012	912,580

			4,447,055

Virginia – 2.6%
Metro. Washington DC Airports Authority Revenue Bonds (Refunding Series B) (AMT) (MBIA) (AAA/Aaa)
500,000	5.25	10/01/2009	544,505
2,000,000	5.25	10/01/2012	2,138,460
Riverside VA Regional Jail Authority Revenue Bonds (Prerefunded) (MBIA) (AAA/Aaa)
570,000	5.63	07/01/2007	624,902
Virginia State Housing Development Authority Revenue Bonds (Commonwealth Mortgage) Series B-Subseries B-1 (AA+/Aa1)
150,000	5.70	07/01/2013	158,661
Virginia State Housing Development Authority Revenue Bonds (Commonwealth Mortgage) Series E-Subseries E-3 (AA+/Aa1)
1,000,000	4.80	07/01/2009	1,054,060

			4,520,588

Washington – 3.6%
Port Seattle WA GO Bonds Series B (AMT) (AA+/Aa1)
1,890,000	6.00	12/01/2015	2,111,205
Spokane County WA School District #354 GO Bonds (A+/A2)
120,000	5.20	12/01/2006	127,541
Washington Higher Educational Facility University of Puget Sound Revenue Bonds (A+/A1)
500,000	5.00	10/01/2006	545,055
Washington State Certificate Participation (Convention & Trade Center) (MBIA) (AAA/Aaa)
2,250,000	5.25	07/01/2014	2,401,965
Washington State Higher Education Facilities Authority Revenue Bonds (Refunding University of Puget Sound Project) (A+/A1)
1,000,000	4.75	10/01/2008	1,081,100

			6,266,866

44	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
West Virginia – 0.9%
West Virginia State Housing Development Fund Revenue Bonds (Housing Finance) Series A (AAA/Aaa)
$ 900,000	4.90%	11/01/2014	$921,501
600,000	5.15	05/01/2016	611,412

			1,532,913

Wisconsin – 5.7%
Eau Claire WI Area School District GO Bonds (NR/A1)
1,000,000	5.90	04/01/2006	1,058,070
Glendale WI Community Development Authority Lease Revenue Bonds (Refunding Community Development Tax Increment #7) (NR/A2)
1,000,000	4.10	09/01/2014	987,950
1,000,000	4.35	09/01/2016	990,720
Grafton WI School District GO Bonds (MBIA) (NR/Aaa)
550,000	5.75	04/01/2013	617,276
585,000	5.75	04/01/2014	654,346
615,000	5.75	04/01/2015	687,902
Hartland Lakeside WI Joint School District No 3 GO Bonds (FGIC) (NR/Aaa)
1,210,000	5.00	04/01/2016	1,263,966
Milwaukee WI Metropolitan Sewer District GO Bonds Series A (AA+/Aa1)
1,000,000	6.13	10/01/2003	1,040,040
Oshkosh WI Area School District GO Bonds (Refunding Series B) (NR/A1)
1,200,000	4.80	03/01/2005	1,272,744
South Milwaukee WI School District GO Bonds (Refunding) (FGIC) (NR/Aaa)
500,000	5.00	04/01/2016	525,240
Wisconsin Housing & Economic Development Authority Housing Revenue Bonds Series B (AMT) (AMBAC) (AAA/Aaa)
575,000	5.00	11/01/2004	607,545
Wisconsin State GO Bonds Series 3 (AA-/Aa3)
200,000	5.25	11/01/2002	200,000

			9,905,799

Wyoming – 1.6%
Wyoming Community Development Authority Housing Revenue Bonds Series 2 (AMT) (AA/Aa2)
685,000	4.75	12/01/2004	706,941
Wyoming Community Development Authority Housing Revenue Bonds Series 5 (AA/Aa2)
785,000	4.80	06/01/2009	824,658
Wyoming Community Development Authority Housing Revenue Bonds Series 7 (AA/Aa2)
530,000	5.15	12/01/2010	569,411
660,000	5.20	12/01/2011	705,698

			2,806,708

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $158,668,765)			$168,006,569

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations# – 1.2%
Missouri – 0.6%
Independence MO Industrial Development Authority Revenue Bonds (Development Groves & Graceland) Series A (Dexia Credit LOC) (AA/NR)
$ 990,000	1.90%	11/01/2002	$990,000

Texas – 0.6%
Lone Star TX Airport Improvement Authority Revenue Bonds (Multiple Mode-Dem) Series B-3 (NR/VMIG1)
1,100,000	1.89	11/01/2002	1,100,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $2,090,000)			$2,090,000

Repurchase Agreement – 0.1%
State Street Bank & Trust Co.^
$ 122,000	1.71%	11/01/2002	$122,000

TOTAL REPURCHASE AGREEMENT
(Cost $122,000)			$122,000

TOTAL INVESTMENTS
(Cost $160,880,765)			$170,218,569

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2002.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $122,006. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
FGIC	—Insuredby Financial Guaranty Insurance Co.
FHA	—Insuredby Federal Housing Administration
FHLMC	—Insuredby Federal Home Loan Mortgage Corp.
FNMA	—Insuredby Federal National Mortgage Association
FSA	—Insuredby Financial Security Assurance Co.
GIC	—GuarantyInsurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
IBC	—InternationalBusiness Companies
LOC	—Letterof Credit
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated
PSF-GTD	—PermanentSchool Fund Guaranteed
Q-SBLF	—QualifiedSchool Bond Loan Fund
SCSDE	—SouthCarolina School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.	45

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce Missouri Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Return as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	Five Years	One Year
Institutional Shares (commenced February 21, 1995)(a)(d)	5.51%	5.43%	5.31%

Service Shares (commenced December 26, 2000)(a)(d)
Excluding sales charges	6.34%	n/a	5.10%
Including sales charges (maximum sales charge 2.00%)	5.17%	n/a	2.98%

Lehman 3-15 Year Blend Index(b)	6.71%	6.11%	6.06%

Lipper Intermediate Municipal Funds Index(c)	5.78%	5.15%	4.78%

Missouri Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 21, 1995 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)	The Lehman 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 1 to 17 years in maturity.
(c)
The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The Index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – 95.7%
Michigan – 0.7%
Michigan State Hospital Finance Authority Revenue Bonds Series A (AAA/Aaa)
$ 500,000	5.50%	11/15/2010	$558,195
Michigan State Hospital Finance Authority Revenue Bonds Series A (AA/Aa2)
500,000	6.13	11/15/2026	534,675

			1,092,870

Missouri – 93.4%
Belton MO Capital Improvement Sales Tax Revenue Bonds (MBIA) (NR/Aaa)
200,000	5.00	03/01/2005	213,448
200,000	5.00	03/01/2006	216,702
Belton MO Certificate Participation Series B (MBIA) (NR/Aaa)
500,000	4.60	03/01/2010	527,720
535,000	4.65	03/01/2011	562,756
Branson MO Reorganized School District Revenue Bonds (AAA/Aaa)
300,000	5.50	03/01/2014	341,220
Cape Girardeau MO Certificate Participation (Airport Facilities Project) Series A (NR/NR)
750,000	6.00	04/01/2017	776,963
Cape Girardeau MO Special Obligation Revenue Bonds (Refunding & Improvement) (NR/NR)
490,000	4.50	10/01/2005	511,266
335,000	4.50	10/01/2006	350,484
340,000	4.50	10/01/2007	354,416
250,000	4.50	10/01/2008	257,702
Cass County MO Certificate Participation (FGIC) (AAA/Aaa)
1,000,000	5.00	04/01/2018	1,038,890
Citizens Memorial Hospital District Revenue Bonds (Polk County Hospital) (Refunding Series B) (NR/Aaa)
140,000	5.00	08/01/2007	154,358
145,000	5.00	08/01/2008	159,871
155,000	5.00	08/01/2009	170,897
160,000	5.00	08/01/2010	176,410
170,000	5.00	08/01/2011	187,435
180,000	5.00	08/01/2012	198,461
Clay County MO Public Building Authority Leasehold Revenue Bonds Series C (FSA) (AAA/NR)
40,000	5.00	05/15/2009	43,621
Clay County MO Public School District #53 Direct Deposit Program GO Bonds (AA+/NR)
875,000	5.60	03/01/2013	983,719
Clay County MO Public School District #53 Direct Deposit Program Series B (FSA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,042,310
Clay County MO Public School District #53 Liberty Direct Deposit Program GO Bonds Series A (Refunding) (FSA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,061,710
Clay County MO Reorganized School District #R1 Kearney Direct Deposit Program GO Bonds (AA+/Aa1)
740,000	5.00	03/01/2013	811,225
850,000	5.00	03/01/2014	925,123
900,000	5.00	03/01/2015	964,179

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Columbia MO Certificate Participation (Stephens Lake Property) (AA-/NR)
$1,000,000	5.98%	01/01/2007	$1,094,260
Columbia MO Water & Electricity Revenue Bonds Series A (AA/A1)
550,000	4.70	10/01/2010	584,320
Florissant MO Certificate Participation (FGIC) (NR/Aaa)
485,000	5.00	08/01/2015	517,718
500,000	5.00	08/01/2016	527,985
450,000	5.00	08/01/2017	471,533
Fulton MO 54 Transportation Corp. Highway Revenue Bonds (AMBAC) (AAA/NR)
1,580,000	5.00	09/01/2006	1,730,937
Greene County MO Reorganized School District #R8 Direct Deposit Program GO Bonds (FSA) (AAA/Aaa)
520,000	5.25	03/01/2016	560,066
1,100,000	5.25	03/01/2017	1,176,010
1,050,000	5.25	03/01/2019	1,106,080
Howard Bend MO Levee District Special Tax Revenue Bonds (NR/NR)
635,000	5.25	03/01/2007	680,237
600,000	5.85	03/01/2019	616,464
Independence MO School District GO Bonds (NR/A3)
500,000	6.45	03/01/2003	507,500
Independence MO School District GO Bonds (AA+/Aa1)
1,230,000	5.25	03/01/2013	1,339,421
Independence MO School District Public Building Corp. Lease Revenue Bonds (Refunding & Improvement-Energy Conservation) (AMBAC) (NR/Aaa)
890,000	5.00	03/01/2009	967,786
935,000	5.00	03/01/2010	1,007,229
Jackson County MO Consolidated School District #002 Direct Deposit Program GO Bonds (AA+/NR)
1,400,000	5.00	03/01/2018	1,445,108
Jackson County MO Consolidated School District #2 (Refunding) (AMBAC) (AAA/Aaa)
500,000	4.80	03/15/2004	515,555
1,000,000	5.00	03/15/2006	1,030,670
Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (NR/Aa3)
325,000	5.25	11/01/2014	351,533
340,000	5.35	11/01/2015	367,475
Jackson County MO Reorganized School District #007 Lee’s Summit School District Certificate Participation (Refunding) (NR/NR)
325,000	5.00	10/01/2007	349,976
345,000	5.00	10/01/2008	366,532
Jackson County MO Reorganized School District #7 Lee’s Summit Direct Deposit GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
1,070,000	5.25	03/01/2015	1,164,470
1,250,000	5.25	03/01/2016	1,346,313
Jackson County MO School District #7 Lee’s Summit GO Bonds (NR/Aa3)
1,000,000	5.65	03/01/2009	1,012,770

The accompanying notes are an integral part of these financial statements.	47

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Jackson County MO Special Obligation Revenue Bonds Series A (MBIA) (NR/Aaa)
$2,000,000	5.50%	12/01/2012	$ 2,305,800
1,000,000	5.00	12/01/2016	1,053,360
Jefferson County MO Consolidated Public Water Supply District # C-1 (AMBAC) (NR/Aaa)
1,000,000	5.25	12/01/2015	1,094,080
Jefferson County MO Consolidated School District #006 Direct Deposit Program (MBIA) (AAA/Aaa)
1,000,000	5.00	03/01/2018	1,042,310
2,000,000	5.00	03/01/2019	2,069,160
1,000,000	5.13	03/01/2021	1,031,720
Jefferson County MO Reorganized School District #R6 GO Bonds (Refunding Insured) (FGIC) (AAA/Aaa)
530,000	5.00	03/01/2011	582,125
1,305,000	5.00	03/01/2012	1,435,500
Johnson County MO Hospital Revenue Bonds (Western MO KED Center Project) (AA/NR)
330,000	5.35	06/01/2009	362,508
425,000	5.70	06/01/2013	465,103
380,000	5.75	06/01/2014	414,763
400,000	5.80	06/01/2015	437,872
Kansas City MO GO Bonds (Refunding Series A) (AA/Aa3)
500,000	5.25	09/01/2011	545,015
Kansas City MO GO Bonds (Streetlight Project) Series A (AA/Aa3)
1,000,000	5.38	02/01/2004	1,045,590
Kansas City MO Water Revenue Bonds Series A (AA/Aa3)
1,640,000	5.75	12/01/2017	1,827,895
1,735,000	5.80	12/01/2018	1,933,380
Kansas City MO Water Revenue Bonds Series C (FGIC) (AAA/Aaa)
850,000	5.00	12/01/2016	898,203
1,035,000	5.00	12/01/2019	1,070,045
Lebanon MO Reorganized School District #R-3 Direct Deposit Program GO Bonds (AA+/NR)
270,000	5.45	03/01/2014	295,159
Lee’s Summit MO Certificate Participation (Park Project) (NR/Aa3)
500,000	4.00	07/01/2006	524,245
Lee’s Summit MO Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/Aaa)
1,335,000	5.25	07/01/2011	1,500,674
500,000	5.25	07/01/2012	558,105
1,135,000	5.25	07/01/2015	1,229,239
Lee’s Summit MO Water & Sewer Revenue Bonds Combination Series A (AMBAC) (NR/Aaa)
480,000	5.00	07/01/2020	494,803
Missouri 210 Highway Transportation Development District Revenue Bonds Series A (Firstar Bank NA LOC) (A+/Aa3)
2,125,000	4.80	07/15/2006	2,261,552
Missouri Development Finance Board Cultural Facilities Revenue Bonds (Nelson Gallery Foundation) Series A (AAA/Aaa)
1,000,000	5.25	12/01/2015	1,086,360

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri Higher Education Student Loan Revenue Bonds Series EE (NR/Aaa)
$ 500,000	4.50%	02/15/2010	$ 516,260
Missouri Higher Education Student Loan Revenue Bonds Series RR (NR/A2)
1,500,000	5.85	07/15/2010	1,645,695
Missouri State Certificate Participation (AAA/Aaa)
500,000	5.13	06/01/2017	522,220
Missouri State Certificate Participation (Bonne Terre Prison Project) Series A (AMBAC) (AAA/Aaa)
400,000	5.05	06/01/2016	418,404
Missouri State Development Finance Board Infrastructure Facilities (Eastland Centre PJ-A) (A+/NR)
700,000	5.75	04/01/2012	767,347
Missouri State Development Finance Board Infrastructure Facilities (Hartman Heritage Centre PJ-A) (AMBAC) (NR/Aaa)
1,430,000	5.55	04/01/2012	1,582,166
Missouri State Development Finance Board Infrastructure Facilities Riverside Quindaro L-385 Project (NR/NR)
630,000	5.20	03/01/2011	635,676
1,035,000	5.30	03/01/2012	1,044,295
680,000	5.60	03/01/2016	705,126
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Elec Coop Thomas Hill) (AA/A1)
100,000	5.50	12/01/2004	106,836
1,500,000	5.50	12/01/2006	1,663,965
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Tri-County Water Authority Project) (AA/NR)
445,000	5.60	04/01/2011	495,761
1,500,000	6.00	04/01/2022	1,613,580
Missouri State Environmental Improvement & Energy Resources Authority Water Facilities Refunding (Tri-County Water Authority Project) (AA/NR)
425,000	5.50	04/01/2009	469,022
500,000	5.55	04/01/2010	547,235
280,000	5.75	04/01/2019	298,155
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series A (State Revolving Funds Program) (NR/Aaa)
1,020,000	4.90	07/01/2004	1,062,514
630,000	5.13	07/01/2011	697,309
1,700,000	5.20	07/01/2012	1,878,109
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series B (State Revolving Funds Program) (NR/Aaa)
1,790,000	5.25	01/01/2011	1,979,632
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series D (State Revolving Funds Program) (NR/Aaa)
340,000	5.13	01/01/2010	369,553
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds Series E (State Revolving Funds Program) (NR/Aaa)
735,000	5.75	01/01/2009	838,929

48	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State GO Bonds (Fourth State Building) Series A (AAA/Aaa)
$1,000,000	6.00%	08/01/2005	$ 1,106,060
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) (AA/Aa2)
150,000	6.00	05/15/2011	171,728
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) Series A (AMBAC-TCRS) (AAA/Aaa)
1,735,000	5.15	05/15/2010	1,916,949
Missouri State Health & Educational Facility Revenue Bonds (BJC Health Systems) Series A (NR/Aa2)
2,000,000	6.75	05/15/2012	2,475,140
Missouri State Health & Educational Facility Revenue Bonds (Central Institute for the Deaf) (AA/NR)
1,000,000	5.85	01/01/2022	1,067,870
Missouri State Health & Educational Facility Revenue Bonds (Children’s Mercy Hosp.) (A+/NR)
280,000	5.00	05/15/2012	292,183
750,000	5.25	05/15/2018	761,160
Missouri State Health & Educational Facility Revenue Bonds (Freeman Health Systems Project) (BBB+/NR)
515,000	4.70	02/15/2004	528,029
500,000	4.75	02/15/2005	519,775
Missouri State Health & Educational Facility Revenue Bonds (Maryville University of St. Louis PJ) (NR/Baa2)
350,000	6.50	06/15/2022	368,613
Missouri State Health & Educational Facility Revenue Bonds (SSM Health Care) Series A (AA-/NR)
300,000	5.00	06/01/2005	319,185
Missouri State Health & Educational Facility Revenue Bonds (St. Anthony’s Medical Center) (A/A2)
150,000	5.75	12/01/2002	150,377
750,000	6.25	12/01/2008	844,882
1,050,000	6.25	12/01/2011	1,190,427
700,000	6.25	12/01/2012	784,987
Missouri State Health & Educational Facility Revenue Bonds (St. Luke’s Episcopal-Presbyterian Hospital) (FSA) (AAA/Aaa)
1,650,000	4.75	12/01/2010	1,787,874
Missouri State Health & Educational Facility Revenue Bonds (The Barstow School) (NR/NR)
405,000	4.75	10/01/2010	419,961
Missouri State Health & Educational Facility Revenue Bonds (The Washington University Refunding Series A) (NR/Aa1)
1,750,000	4.75	08/15/2005	1,877,890
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AA-/A1)
1,200,000	5.25	10/01/2010	1,313,136
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AAA/Aaa)
1,000,000	5.00	10/01/2010	1,071,750
Missouri State Highways & Transportation Commission Redevelopment Revenue Bonds (Refunding Series A) (AA/Aa2)
450,000	5.00	02/01/2015	477,400

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Highways & Transportation Commission Redevelopment Revenue Bonds Series A (AA/Aa2)
$ 875,000	5.50%	02/01/2009	$ 985,845
Missouri State Housing Development Community Mortgage Revenue Bonds (AMT-Singlefam-Homeowner Loan A-1) (GNMA/FNMA) (AAA/NR)
555,000	5.80	09/01/2011	582,317
470,000	5.90	09/01/2012	499,742
545,000	6.00	09/01/2013	572,277
Missouri State Housing Development Community Mortgage Revenue Bonds (AMT-Singlefam-Homeowner Loan A-2) (GNMA/FNMA) (AAA/NR)
240,000	5.40	03/01/2006	252,324
190,000	5.50	03/01/2007	200,811
Missouri State Housing Development Community Mortgage Revenue Bonds (AMT-Singlefam-Homeowner Loan B-2) (GNMA/FNMA) (AAA/NR)
280,000	4.55	03/01/2004	286,454
290,000	4.75	03/01/2007	301,693
260,000	5.20	03/01/2008	274,448
Missouri State Housing Development Community Mortgage Revenue Bonds (AMT-Singlefam-Homeowner Series C-2) (GNMA/FNMA) (AAA/NR)
240,000	4.90	09/01/2007	251,628
240,000	5.00	03/01/2008	252,919
Missouri State Housing Development Community Mortgage Revenue Bonds (AMT-Singlefam-Homeowner Series E-1) (GNMA/FNMA) (AAA/NR)
385,000	5.00	03/01/2012	402,617
380,000	5.00	09/01/2012	397,389
Missouri State Housing Development Community Mortgage Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
1,000,000	4.50	12/01/2008	1,045,340
1,250,000	4.65	12/01/2009	1,308,213
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeownership-B) (GNMA/FNMA) (AAA/NR)
65,000	5.50	03/01/2006	68,518
Missouri State Housing Development Community Mortgage Revenue Bonds Series C-2 (GNMA/FNMA) (AAA/NR)
135,000	4.90	03/01/2007	140,697
Missouri State Regional Convention & Sports Complex Authority Revenue Bonds (AA+/Aa3)
500,000	4.75	08/15/2004	521,670
300,000	5.20	08/15/2007	313,104
Missouri State Stormwater Control GO Bonds Series A (AAA/Aaa)
300,000	5.25	08/01/2016	326,448
Missouri State Water Pollution Control GO Bonds Series A (AAA/Aaa)
475,000	7.00	06/01/2010	587,941
Monarch-Chesterfield MO Levee District Revenue Bonds (MBIA) (AAA/Aaa)
1,000,000	5.45	03/01/2014	1,099,340

The accompanying notes are an integral part of these financial statements.	49

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
New Liberty Hospital District Revenue Bonds (MBIA) (NR/Aaa)
$ 200,000	4.25%	12/01/2002	$ 200,364
295,000	4.30	12/01/2003	303,080
515,000	5.00	12/01/2010	556,916
1,180,000	5.13	12/01/2012	1,269,338
O’Fallon MO Certificate Participation (AMBAC) (AAA/Aaa)
1,000,000	5.75	12/1/2004	1,082,110
Osage Beach MO Waterworks and Sewer System Revenue Bonds (NR/NR)
220,000	4.75	12/01/2011	229,053
505,000	4.85	12/01/2012	525,164
250,000	5.30	12/01/2012	272,765
575,000	4.95	12/01/2013	600,076
OTC Public Building Corp. MO Leasehold Revenue Bonds (Refunding & Improvement-Ozarks College Project) (FSA) (AAA/Aaa)
600,000	4.80	03/01/2015	629,328
740,000	4.90	03/01/2016	773,907
Palmyra MO Certificate Participation (Capital Improvements Project) (NR/NR)
325,000	3.75	08/01/2007	327,376
350,000	4.30	08/01/2009	353,860
420,000	4.50	08/01/2010	424,351
210,000	4.60	08/01/2011	212,703
205,000	4.70	08/01/2012	207,868
Richmond Heights MO CTFS Partnership Capital Improvement Projects Series A Certificate Participation (MBIA) (AAA/Aaa)
540,000	4.60	08/15/2005	576,682
575,000	4.70	02/15/2006	616,992
430,000	4.70	08/15/2006	465,385
Ritenour MO Consolidated School District Refunding Series A (FGIC) (AAA/Aaa)
985,000	5.75	02/01/2006	993,737
950,000	9.50	02/01/2008	1,234,886
Scott County MO Public Facilities Authority Leasehold Revenue Bonds (AMBAC) (NR/Aaa)
500,000	4.85	12/01/2008	542,475
Springfield MO Certificate Participation (Law Enforcement Communication) (NR/Aa3)
400,000	5.35	06/01/2008	443,780
Springfield MO School District #12 Revenue Bonds Series B (FGIC) (AAA/Aaa)
620,000	9.50	03/01/2007	783,618
Springfield MO School District #R12 GO Bonds (Refunding Direct Deposit Program) Series A (AA+/NR)
775,000	4.75	03/01/2004	806,798
500,000	4.65	03/01/2006	536,365
Springfield MO Waterworks Revenue Bonds Series A (AA-/Aa2)
500,000	5.38	05/01/2014	517,745
St. Charles County MO Community College GO Bonds (FGIC) (NR/Aaa)
890,000	5.00	02/15/2016	930,192

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Charles County MO Industrial Development Revenue Bonds (Housing Vanderbilt Apts) (A-/NR)
$1,050,000	5.00%	02/01/2029	$ 1,096,095
St. Charles MO Public Facilities Authority Leasehold Revenue Bonds (MBIA) (NR/Aaa)
1,000,000	4.80	02/01/2007	1,083,540
St. Louis County MO Certificate Partnership (AA+/Aa2)
300,000	4.40	05/15/2011	313,494
St. Louis County MO GO Bonds (Crossover Refunded Series A) (AAA/NR)
725,000	5.00	02/01/2005	730,742
200,000	5.10	02/01/2006	201,632
St. Louis County MO GO Bonds (Unrefunded Series A) (AAA/Aaa)
105,000	5.10	02/01/2006	105,793
St. Louis County MO GO Bonds Series B (NR/Aaa)
200,000	5.25	02/01/2007	201,702
St. Louis County MO Industrial Development Authority Revenue Bonds (Eden Theological Seminary Project) (NR/NR)
355,000	5.45	10/15/2014	358,252
500,000	5.50	10/15/2018	501,700
St. Louis County MO Mortgage Revenue Bonds (Certificates Receipts-GNMA Collateral) Series F (AAA/NR)
500,000	5.20	07/01/2007	551,330
St. Louis County MO Regional Convention & Sports Complex Authority Revenue Bonds Series C (AAA/Aaa)
530,000	7.90	08/15/2021	555,684
St. Louis County MO School District #2 Direct Deposit Program GO Bonds Parkway (AA+/NR)
440,000	6.50	03/01/2008	513,797
St. Louis County MO School District #R7 GO Bonds Kirkwood (NR/Aa2)
500,000	5.35	02/15/2008	505,160
350,000	5.38	02/15/2010	353,587
St. Louis County MO School District #R8 Direct Deposit Program GO Bonds (Refunding) Lindbergh (NR/Aa1)
725,000	4.95	02/15/2015	755,334
St. Louis County MO School District GO Bonds Lindbergh (NR/Aa2)
715,000	6.60	02/15/2003	724,738
595,000	5.30	02/15/2009	639,453
200,000	5.40	02/15/2010	215,154
St. Louis MO Airport Revenue Bonds (Lambert St. Louis International) Series B AMT (FGIC) (AAA/Aaa)
1,395,000	6.00	07/01/2009	1,589,728
St. Louis MO Board of Education GO Bonds Series B (FGIC State Aid Direct Deposit) (AAA/Aaa)
1,500,000	5.50	04/01/2010	1,690,590
St. Louis MO GO Bonds (Public Safety) (FGIC) (AAA/Aaa)
3,000,000	5.13	02/15/2012	3,250,290
St. Louis MO Municipal Finance Corporation Leasehold Revenue Bonds (Refunding City Justice Center Series A) (AMBAC) (NR/Aaa)
700,000	5.25	02/15/2015	761,558

50	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Louis MO Parking Facility Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)
$1,500,000	5.50%	02/01/2015	$ 1,471,095
St. Peters MO GO Bonds (NR/Aaa)
1,330,000	7.20	01/01/2009	1,612,612
St. Peters MO GO Bonds (FGIC) (NR/Aaa)
995,000	7.20	01/01/2008	1,188,985
Sullivan MO Consolidated School District #2 Direct Deposit Program GO Bonds Franklin County (AA+/NR)
800,000	6.05	03/01/2020	933,528
Sullivan MO School District Building Corporation Leasehold Revenue Bonds (Radian) (AA/NR)
225,000	5.00	03/01/2011	242,930
275,000	5.25	03/01/2014	295,312
300,000	5.25	03/01/2015	319,308
300,000	5.25	03/01/2016	316,023
Troy MO Reorganized School District #3 Lincoln County (Direct Deposit Program) (AA+/NR)
1,000,000	5.00	03/01/2017	1,043,080
University of Missouri Development Foundation Power Leasehold Revenue Bonds (AAA/NR)
500,000	5.75	05/01/2013	519,860
University of Missouri Revenue Bonds (Refunding System Facilities Series B) (AA+/Aa2)
375,000	5.38	11/01/2014	414,803
University of Missouri Revenue Bonds (System Facilities Series A) (AA+/Aa2)
250,000	4.25	11/01/2005	266,015
University of Missouri Systems Facilities Revenue Bonds (Refunding & Improvement) (AA+/Aa2)
1,000,000	5.00	11/01/2006	1,038,530
Washington MO School District Direct Deposit GO Bonds (Refunding)(FSA) (AAA/Aaa)
1,000,000	5.25	03/01/2013	1,120,080

			154,306,728

Puerto Rico – 1.6%
Puerto Rico Municipal Finance Agency (Refunding Series B) (AAA/Aaa)
2,455,000	5.50	08/01/2018	2,674,109

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $149,603,958)			$158,073,707

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations # – 2.4%
Missouri – 2.4%
Kansas City MO Industrial Development Authority (Ewing Marion Kaufman Foundation) (AAA/NR)
$2,500,000	1.95%	11/01/2002	$ 2,500,000
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) Series A (Bank of America NA SPA) (AA-/VMIG1)
1,480,000	2.00	11/01/2002	1,480,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $3,980,000)			$ 3,980,000

Repurchase Agreement – 0.9%
State Street Bank & Trust Co.^
$1,550,000	1.71%	11/01/2002	$ 1,550,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,550,000)			$ 1,550,000

TOTAL INVESTMENTS
(Cost $155,133,958)			$163,603,707

#	Variable security. Coupon rate disclosed is that which is in effect at October 31, 2002.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $1,550,074. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
CTFS	—Certificates
FGIC	—Insuredby Financial Guaranty Insurance Co.
FHA	—Insuredby Federal Housing Administration
FNMA	—Insuredby Federal National Mortgage Association
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
LOC	—Letterof Credit
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated
SPA	—Stand-by-PurchaseAgreement
TCRS	—TransferableCustodial Receipts

The accompanying notes are an integral part of these financial statements.	51

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2002

Following is performance information for the Commerce Kansas Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of the Service Shares will vary from the Institutional Shares due to differences in fees and sales loads.

Average Annual Total Returns as of October 31, 2002

Average Annual Total Return as of October 31, 2002	Since Inception	One Year
Institutional Shares (commenced December 26, 2000)(a)(d)	7.01%	5.23%

Service Shares (commenced December 26, 2000)(a)(d)
Excluding sales charges	6.75%	4.97%
Including sales charges (maximum sales charge 2.00%)	5.58%	2.88%

Lehman 3-15 Year Blend Index(b)	7.26%	6.06%

Lipper Intermediate Municipal Funds Index(c)	6.31%	4.78%

Kansas Tax-Free Intermediate Bond Fund Institutional Shares Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 26, 2000 to October 31, 2002.

(a)	Returns assume fee waivers and expense reductions.
(b)	The Lehman 3-13 Year Blend Index is an unmanaged index composed of investment-grade municipal securities ranging from 1 to 17 years in maturity.
(c)
The Lipper Intermediate Municipal Funds Index is an unmanaged index consisting of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The index figures do not reflect the deduction of any fees or expenses.

(d)	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – 93.7%
Kansas – 91.2%
Atchison County KS Unified School District #409 GO Bonds (FSA) (AAA/Aaa)
$ 250,000	5.30%	09/01/2007	$ 266,308
Augusta KS Electric Systems Revenue Bonds (AMBAC) (AAA/Aaa)
1,825,000	4.75	08/01/2017	1,869,220
Crawford County KS Unified School District GO Bonds (FSA) (NR/Aaa)
545,000	4.60	09/01/2013	567,966
Derby KS GO Bonds (Refunding Series B) (AMBAC) (NR/Aaa)
440,000	5.00	12/01/2013	477,021
460,000	5.00	12/01/2014	493,249
Derby KS GO Bonds Series A (AMBAC) (NR/Aaa)
310,000	4.90	12/01/2014	330,073
Derby KS Water Systems Revenue Bonds (Refunding & Improvement Series 2) (AMBAC) (AAA/Aaa)
500,000	5.60	10/01/2019	540,630
Dodge KS Unified School District #443 GO Bonds (FSA) (AAA/Aaa)
210,000	7.00	09/01/2004	229,402
535,000	7.00	09/01/2006	622,430
Dodge KS Unified School District #443 GO Bonds (Refunding) (NR/Aaa)
1,450,000	5.00	03/01/2012	1,590,215
Douglas County KS Unified School District #497 GO Bonds Series A (NR/Aa3)
400,000	5.00	09/01/2006	438,060
400,000	5.90	09/01/2007	412,812
Harvey County KS School District #373 GO Bonds (Refunding & Improvement) (FSA) (AAA/Aaa)
495,000	5.00	09/01/2015	537,511
Jackson County KS Unified School District #337 Certificate Participation (Refunding) (NR/NR)
480,000	4.00	04/15/2003	483,730
495,000	4.00	04/15/2004	507,167
Johnson County KS Community College Revenue Bonds (Student Commons & Parking) (MBIA) (AAA/Aaa)
410,000	4.35	11/15/2007	439,807
Johnson County KS Unified School District #229 GO Bonds Series A (AA/Aa1)
480,000	4.50	10/01/2004	504,811
Johnson County KS Unified School District #231 GO Bonds (Refunding & Improvement Series A) (FSA) (AAA/Aaa)
485,000	5.00	10/01/2006	530,028
415,000	4.50	10/01/2012	436,945
1,000,000	5.13	10/01/2016	1,055,480
Johnson County KS Unified School District #233 GO Bonds (Refunding Series A) (FGIC) (AAA/Aaa)
250,000	4.25	09/01/2003	255,405
Johnson County KS Unified School District #233 GO Bonds (Refunding Series B) (FGIC) (AAA/Aaa)
500,000	5.50	09/01/2017	561,715
Johnson County KS Unified School District #512 GO Bonds (Shawnee Mission) (AA/Aa1)
1,015,000	8.00	10/01/2003	1,072,956

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Johnson County KS Unified School District #512 GO Bonds (Shawnee Mission) Series A (NR/Aa1)
$ 325,000	6.00%	10/01/2007	$ 373,474
400,000	4.40	10/01/2012	416,444
Johnson County KS Water District #001 Revenue Bonds (Refunding) (AAA/Aa1)
275,000	5.00	12/01/2019	283,555
Johnson County KS Water District #1 Revenue Bonds (AAA/Aa1)
735,000	5.00	12/01/2010	814,108
Johnson County KS Water District #1 Revenue Bonds (Refunding) (AAA/Aa1)
545,000	4.60	12/01/2009	591,859
Kansas Independent College Finance Authority Revenue Bonds (Benedictine College Project) (NR/NR)
645,000	6.50	10/01/2015	665,382
Kansas State Department of Transportation Highway Revenue Bonds (AAA/Aa2)
800,000	5.25	09/01/2019	899,240
Kansas State Department of Transportation Highway Revenue Bonds (AA+/Aa2)
760,000	6.13	09/01/2009	893,707
Kansas State Department of Transportation Highway Revenue Bonds Series A (AA+/Aa2)
340,000	5.00	09/01/2014	362,389
Kansas State Development Finance Authority Leasing Revenue Bonds (State Capitol Project V-I-A) (FSA) (AAA/Aaa)
500,000	5.00	10/01/2011	545,615
Kansas State Development Finance Authority Revenue Bonds (Athletic Facilities) Series R (A-/NR)
500,000	5.00	07/01/2014	523,510
Kansas State Development Finance Authority Revenue Bonds (Board of Regents Rehab) Series G-2 (AMBAC) (AAA/Aaa)
1,000,000	5.50	10/01/2007	1,123,410
Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (AAA/Aaa)
400,000	5.00	02/01/2012	429,260
Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (NR/Aaa)
200,000	5.00	08/01/2010	217,360
Kansas State Development Finance Authority Revenue Bonds (Energy Conservation, State Building Projects) Series J (AA/A2)
300,000	4.95	04/01/2004	313,053
Kansas State Development Finance Authority Revenue Bonds (Juvenile Justice Authority) Series D (MBIA) (AAA/NR)
400,000	5.00	05/01/2012	435,760
Kansas State Development Finance Authority Revenue Bonds (Limited Tax Impact Program) Series V (AA/A2)
1,065,000	5.00	06/01/2006	1,155,046
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Loan-2) (MBIA-IBC) (AAA/Aaa)
575,000	5.25	04/01/2010	624,444

The accompanying notes are an integral part of these financial statements.	53

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (NR/Aa3)
$ 990,000	5.25%	04/01/2013	$ 1,058,518
600,000	5.00	04/01/2016	624,738
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (AMBAC) (AAA/Aaa)
705,000	5.50	04/01/2014	798,300
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (AMBAC) (NR/Aaa)
500,000	4.25	04/01/2003	505,265
Kansas State Development Finance Authority Revenue Bonds (Skill Program) Series K-1 (AA/A2)
500,000	4.65	12/01/2005	536,960
Kansas State Development Finance Authority Revenue Bonds (State Projects Series W) (MBIA) (AAA/Aaa)
320,000	4.00	10/01/2011	328,195
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund II) (AA+/Aa1)
280,000	5.50	05/01/2017	317,573
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund II) (MBIA) (AA+/Aa1)
1,100,000	6.00	11/01/2015	1,294,403
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Loan II) (AA+/Aa1)
500,000	5.25	05/01/2007	553,785
500,000	5.40	05/01/2012	558,280
Kansas State Development Financial Authority Revenue Bonds (Water Pollution Control Revolving Fund I) (AA+/Aa1)
955,000	5.00	11/01/2009	1,059,993
Lawrence KS Hospital Revenue Bonds (Lawrence Memorial Hospital) (AA/Baa1)
350,000	5.75	07/01/2014	383,960
Leavenworth County KS GO Bonds Series A (AMBAC) (AAA/NR)
500,000	5.00	12/01/2005	533,400
Leawood KS GO Bonds Series A (NR/Aa1)
385,000	4.00	09/01/2008	404,362
Mc Pherson County KS Unified School District #400 Lindsborg GO Bonds (Refunding) (FGIC) (AAA/Aaa)
775,000	5.00	09/01/2011	852,655
830,000	5.00	09/01/2012	913,830
Mc Pherson KS GO Bonds (Refunding & Improvement Series 125) (AMBAC) (AAA/Aaa)
790,000	5.00	08/01/2008	867,886
Merriam KS GO Bonds (Refunding Internal Improvement Series C) (FGIC) (NR/Aaa)
485,000	4.10	10/01/2007	508,343
Newton KS GO Bonds (Refunding & Improvement) (MBIA) (NR/Aaa)
335,000	4.00	09/01/2009	348,169
305,000	4.20	09/01/2011	317,310
Olathe KS Educational Facilities Revenue Bonds (Kansas Independent Series C) (NR/NR)
500,000	5.40	10/01/2013	517,845

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Osage City KS Electric Utility Systems Revenue Bonds (Refunding & Improvement) (NR/NR)
$1,000,000	6.15%	12/01/2020	$ 1,057,390
Pittsburg KS GO Bonds (Refunding) (FSA) (NR/Aaa)
600,000	5.50	09/01/2011	682,566
Pratt KS Electric Utility Systems Revenue Bonds Series 2001-1 (AMBAC) (AAA/Aaa)
725,000	4.85	05/01/2013	769,841
Riley County KS GO Bonds (Refunding Series A) (AMBAC) (AAA/Aaa)
645,000	4.20	09/01/2004	672,380
470,000	4.50	09/01/2009	493,862
Saline County KS Unified School District #305 GO Bonds (Refunding & Improvement) (FSA) (NR/Aaa)
300,000	5.50	09/01/2016	329,181
Scott County KS Unified School District #466 GO Bonds (Refunding) (FGIC) (AAA/NR)
680,000	5.25	09/01/2014	747,286
670,000	5.25	09/01/2015	727,787
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-1) (AMT) (GNMA) (NR/Aaa)
410,000	5.00	06/01/2013	414,088
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program Series A-2) (AMT) (GNMA) (NR/Aaa)
1,030,000	5.80	06/01/2017	1,071,931
Sedgwick County KS GO Bonds Series A (AA+/Aa1)
1,000,000	5.50	08/01/2004	1,064,280
455,000	4.15	08/01/2010	475,821
560,000	4.85	08/01/2018	574,812
Sedgwick County KS Public Building Revenue Bonds (Exploration Place Project) Series A (AA+/Aa1)
300,000	6.00	08/01/2004	322,002
Sedgwick County KS Unified School District #261 GO Bonds (FSA) (AAA/NR)
490,000	6.75	11/01/2005	554,758
Sedgwick County KS Unified School District #265 GO Bonds (FGIC) (NR/Aaa)
500,000	5.50	10/01/2009	565,770
Sedgwick County KS Unified School District #265 GO Bonds (FSA) (AAA/Aaa)
250,000	5.75	10/01/2008	268,900
Sedgwick County KS Unified School District #267 GO Bonds (Refunding & School Improvement) (AMBAC) (AAA/Aaa)
1,000,000	5.25	11/01/2011	1,120,860
Seward County KS GO Bonds (Refunding Series A) (AMBAC) (AAA/Aaa)
725,000	4.00	08/01/2010	747,373
Seward County KS Unified School District #480 GO Bonds (FSA) (NR/Aaa)
100,000	6.25	09/01/2005	111,136

54	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Statement of Investments (continued)

October 31, 2002

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Bond Obligations – (continued)
Kansas – (continued)
Shawnee County KS GO Bonds (Refunding & Improvement Series A) (NR/A1)
$ 500,000	4.25%	09/01/2004	$ 522,405
490,000	5.00	09/01/2008	539,500
250,000	5.25	09/01/2009	279,875
520,000	4.90	09/01/2013	550,435
Shawnee County KS School District #437 GO Bonds (AMBAC) (AAA/Aaa)
500,000	5.00	09/01/2004	528,360
250,000	5.20	09/01/2007	265,860
Shawnee County KS Unified School District #501 GO Bonds (NR/Aa3)
1,000,000	5.00	02/01/2014	1,064,620
500,000	5.00	02/01/2018	517,165
Topeka KS Water & Water Pollution Control Utility Revenue Bonds Series A (FGIC) (NR/Aaa)
565,000	5.50	08/01/2010	628,201
Wichita KS GO Bonds (Sales Tax) (AA/Aa2)
1,000,000	5.00	04/01/2014	1,071,350
Wichita KS GO Bonds Series 735 (AA/Aa2)
250,000	4.00	09/01/2009	251,663
Wichita KS GO Bonds Series 766 (AA/Aa2)
455,000	4.30	09/01/2010	477,231
Wyandotte County KS Revenue Bonds (Refunding & Improvement) (MBIA) (AAA/Aaa)
600,000	4.40	09/01/2011	628,266
Wyandotte County KS School District #204 GO Bonds (Refunding & Improvement Series A) (FSA) (NR/Aaa)
300,000	6.38	09/01/2011	360,918
785,000	5.38	09/01/2015	850,257

			59,482,457

Puerto Rico – 2.5%
Puerto Rico Commonwealth GO Bonds (MBIA) (AAA/Aaa)
500,000	5.38	07/01/2021	535,590
Puerto Rico Municipal Finance Agency GO Bonds (Refunding Series B) (FSA) (AAA/Aaa)
500,000	5.50	08/01/2018	544,625
Puerto Rico Municipal Finance Agency GO Bonds Series A (FSA) (AAA/Aaa)
500,000	5.50	08/01/2019	543,085

			1,623,300

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $58,275,870)			$61,105,757

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligations# – 4.3%
Kansas – 4.3%
Kansas State Department of Transportation Highway Revenue Bonds Series B-1 (AA+/Aa2)
$1,000,000	1.99%	11/01/2002	$ 1,000,000
Kansas State Department of Transportation Highway Revenue Bonds Series B-2 (AA+/Aa2)
1,800,000	1.99	11/01/2002	1,800,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $2,800,000)			$ 2,800,000

Repurchase Agreement – 0.9%
State Street Bank & Trust Co.^
$ 580,000	1.71%	11/01/2002	$ 580,000

TOTAL REPURCHASE AGREEMENT
(Cost $580,000)			$ 580,000

TOTAL INVESTMENTS
(Cost $61,655,870)			$64,485,757

#	Variable security. Coupon rate disclosed is that which is in effect at October 31, 2002.

^	Repurchase agreement was entered into on October 31, 2002 and the maturity value is $580,028. At October 31, 2002, this agreement was fully collateralized by U.S. Treasury Notes.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
AMBAC	—Insuredby American Municipal Bond Assurance Corp.
AMT	—AlternativeMinimum Tax
FGIC	—Insuredby Financial Guaranty Insurance Co.
FSA	—Insuredby Financial Security Assurance Co.
GNMA	—Insuredby Government National Mortgage Association
GO	—GeneralObligation
IBC	—InternationalBusiness Companies
MBIA	—Insuredby Municipal Bond Investors Assurance
NR	—NotRated

The accompanying notes are an integral part of these financial statements.	55

COMMERCE FUNDS

Statements of Assets and Liabilities

October 31, 2002

	Core Equity Fund	Growth Fund	Value Fund

Assets:
Investments in securities, at value (identified cost $241,088,075, $167,690,713, $104,160,828, $65,263,320, $128,560,875, $18,679,184, $666,423,575, $172,995,577, $160,758,765, $153,583,958 and $61,075,870, respectively)	$238,047,019	$169,138,011	$94,479,302
Repurchase Agreement	5,334,000	3,366,000	4,232,000
Cash, at value	593	781	245
Receivables:
Investment securities sold, at value	—	3,239,726	—
Dividends and interest, at value	293,405	36,371	215,197
Fund shares sold	230,160	3,199,581	3,830,697
Reimbursement from adviser	—	—	—
Forward foreign currency exchange contracts, at value	—	—	—
Deferred offering expenses, net	—	—	—
Other	1,080	—	9,336

Total assets	243,906,257	178,980,470	102,766,777

Liabilities:
Payables:
Investment securities purchased, at value	—	572,077	—
Fund shares redeemed	18,013	63,004	33,455
Dividends and distributions	—	—	—
Advisory fees	151,230	108,909	59,819
Administrative fees	26,213	18,877	10,372
Forward foreign currency exchange contracts, at value	—	—	—
Offering expenses	—	—	—
Organization expenses	—	—	—
Accrued expenses and other liabilities	101,521	125,245	46,884

Total liabilities	296,977	888,112	150,530

Net Assets:
Paid-in capital	267,150,902	234,845,292	126,078,763
Accumulated undistributed (distribution in excess of) net investment income	115,098	—	151,003
Accumulated net realized gain (loss) on investment and foreign currency related transactions	(20,615,664)	(58,200,232)	(13,931,993)
Net unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(3,041,056)	1,447,298	(9,681,526)

NET ASSETS	$243,609,280	$178,092,358	$102,616,247

Shares Outstanding/Net Asset Value/Offering Price:
Total shares outstanding, no par value (unlimited number of shares authorized):
Institutional Shares	19,376,097	9,878,005	5,646,356
Service Shares	3,204	290,361	31,393
Institutional Shares: Net asset value and maximum public offering price per share (net assets/shares outstanding)	$12.57	$17.52	$18.07
Service Shares: Net asset value per share (net assets/shares outstanding)	$12.57	$17.27	$18.08
Maximum public offering price per share(a)	$13.03	$17.90	$18.74

(a)
For the Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0204). For all other Funds, the maximum public offering price per share is calculated as (NAV per share x 1.0363).

56	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$64,394,282	$104,714,233	$18,689,722	$688,572,743	$178,214,705	$170,096,569	$162,053,707	$63,905,757
1,166,000	7,071,000	12,505,000	36,855,000	7,713,000	122,000	1,550,000	580,000
651	117,921	357	12,329	—	139	491	87

—	78,084	—	—	—	1,745,908	—	—
21,740	283,316	1,559	8,644,579	2,213,175	2,636,907	2,149,891	710,538
765,411	2,946,031	5,520	7,359,427	1,016,567	144,727	62,194	254,900
—	—	46,717	—	27,866	40,468	69,997	8,353
—	1,950	—	—	—	—	—	—
—	—	66,426	—	—	—	—	—
—	—	3,742	1,411	45	670	399	—

66,348,084	115,212,535	31,319,043	741,445,489	189,185,358	174,787,388	165,886,679	65,459,635

—	1,614,276	12,506,081	8,428,278	2,107,069	—	—	—
30,232	662,222	41,066	616,097	13,948	19,680	6,000	—
—	—	—	2,572,817	505,728	537,938	479,948	176,117
40,486	69,424	—	309,515	77,653	74,561	70,475	27,389
7,017	11,123	48	80,474	20,190	19,386	18,320	7,121
—	13,996	—	—	—	—	—	—
—	—	73,471	—	—	—	—	—
—	—	36,446	—	—	—	—	—
62,243	112,804	—	46,773	56,258	54,074	53,812	49,461

139,978	2,483,845	12,657,112	12,053,954	2,780,846	705,639	628,555	260,088

100,787,960	165,629,669	18,649,976	720,087,792	182,963,360	163,277,829	155,846,724	62,258,207
—	426,575	1,628	(998,489)	(52,585)	100,771	82,574	22,769

(33,710,816)	(29,472,751)	(211)	(11,846,936)	(1,725,391)	1,365,345	859,077	88,684

(869,038)	(23,854,803)	10,538	22,149,168	5,219,128	9,337,804	8,469,749	2,829,887

$66,208,106	$112,728,690	$18,661,931	$729,391,535	$186,404,512	$174,081,749	$165,258,124	$65,199,547

3,525,546	7,689,999	986,530	38,137,174	9,675,684	8,844,479	8,353,876	3,314,725
66,466	26,412	23,139	71,765	113,279	1,137	45,354	111,433

$18.44	$14.61	$18.48	$19.09	$19.04	$19.68	$19.68	$19.03
$18.10	$14.47	$18.48	$19.10	$19.06	$19.68	$19.69	$19.03
$18.76	$15.00	$19.15	$19.79	$19.45	$20.08	$20.09	$19.42

COMMERCE FUNDS

Statements of Operations

For the Year Ended October 31, 2002

	Core Equity Fund	Growth Fund	Value Fund

Investment income:
Interest	$41,420	$71,971	$33,339
Dividends(a)	4,718,406	1,601,888	2,430,242

Total income	4,759,826	1,673,859	2,463,581

Expenses:
Advisory fees	2,159,731	1,589,831	836,455
Administration fees	431,946	317,967	167,291
Shareowner servicing fees	25,666	184,675	29,285
Transfer Agent fees	62,449	130,493	41,998
Custodian fees	54,263	59,082	63,611
Professional fees	74,600	55,847	24,988
Registration fees	21,064	39,868	25,348
Trustee fees	4,615	2,638	1,783
Distribution fees — Service Shares	107	16,059	1,963
Organization expenses	—	—	—
Offering expenses	—	—	—
Other	32,183	41,645	13,751

Total expenses	2,866,624	2,438,105	1,206,473

Less — expense reductions(b)	(57,856)	(42,459)	(23,045)

Net expenses	2,808,768	2,395,646	1,183,428

NET INVESTMENT INCOME (LOSS)	1,951,058	(721,787)	1,280,153

Realized and unrealized gain (loss) on investment and foreign currency transactions:
Net realized gain (loss) from:
Investment transactions	(20,614,865)	(34,832,052)	(11,773,165)
Foreign currency related transactions	—	—	—
Net change in unrealized gain (loss) on:
Investments	(20,105,569)	10,219,243	(4,338,239)
Translation of assets and liabilities denominated in foreign currencies	—	—	—

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(40,720,434)	(24,612,809)	(16,111,404)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(38,769,376)	$(25,334,596)	$(14,831,251)

(a)	Amount is net of $25,181 and $237,412, respectively for the Core Equity and International Equity Funds in foreign withholding taxes.

(b)	Expense reductions includes waivers, custody credits and reimbursements.

(c)	Asset Allocation Fund commenced operations on September 27, 2002.

58	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund(c)	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$14,756	$52,662	$865	$46,620,695	$7,268,973	$8,045,362	$6,993,573	$2,372,226
238,578	1,992,008	981	—	—	—	—	—

253,334	2,044,670	1,846	46,620,695	7,268,973	8,045,362	6,993,573	2,372,226

628,483	1,593,410	119	3,693,380	713,547	867,202	771,816	277,913
125,696	159,341	90	1,108,015	214,064	260,160	231,541	83,373
58,465	31,570	—	163,265	33,099	1,525	820	422
71,666	52,904	—	156,372	41,556	42,013	38,584	12,761
64,642	292,537	—	97,592	74,443	87,673	92,091	60,188
22,723	108,541	1,222	110,813	30,262	47,951	40,905	11,067
34,846	41,379	1,680	32,999	34,381	12,327	3,820	26,318
1,583	2,035	—	15,550	1,977	3,630	2,868	715
3,991	1,206	10	3,271	4,660	50	1,180	4,979
—	—	36,446	—	—	—	—	—
—	—	7,045	—	—	—	—	—
21,578	32,672	1,784	84,227	25,467	9,108	28,740	27,975

1,033,673	2,315,595	48,396	5,465,484	1,173,456	1,331,639	1,212,365	505,711

(17,071)	(672,807)	(48,178)	(157,290)	(198,372)	(117,506)	(207,828)	(139,446)

1,016,602	1,642,788	218	5,308,194	975,084	1,214,133	1,004,537	366,265

(763,268)	401,882	1,628	41,312,501	6,293,889	6,831,229	5,989,036	2,005,961

(17,238,221)	(25,771,768)	(211)	(6,144,591)	(43,389)	1,331,125	843,540	85,669
—	31,969	—	—	—	—	—	—

8,015,179	11,180,666	10,538	(15,490,037)	215,457	828,295	1,501,037	882,558
—	13,617	—	—	—	—	—	—

(9,223,042)	(14,545,516)	10,327	(21,634,628)	172,068	2,159,420	2,344,577	968,227

$(9,986,310)	$(14,143,634)	$11,955	$19,677,873	$6,465,957	$8,990,649	$8,333,613	$2,974,188

COMMERCE FUNDS

Statements of Changes in Net Assets

For the Year Ended October 31, 2002

	Core Equity Fund	Growth Fund	Value Fund

From operations:
Net investment income (loss)	$1,951,058	$(721,787)	$1,280,153
Net realized gain (loss) on investments and foreign currency related transactions	(20,614,865)	(34,832,052)	(11,773,165)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(20,105,569)	10,219,243	(4,338,239)

Net increase (decrease) in net assets resulting from operations	(38,769,376)	(25,334,596)	(14,831,251)

Distributions to shareholders:
From net investment income
Institutional shares	(1,835,118)	—	(1,219,913)
Service shares	(174)	—	(6,339)
From net realized gains on investment transactions
Institutional shares	(68,414)	—	—
Service shares	(9)	—	—

Total distributions to shareholders	(1,903,715)	—	(1,226,252)

From share transactions:
Proceeds from sales of shares	30,602,452	62,011,091	38,702,567
Reinvestment of dividends and distributions	39,044	—	693,989
Cost of shares redeemed	(41,924,763)	(85,916,779)	(31,755,791)

Net increase (decrease) in net assets resulting from share transactions	(11,283,267)	(23,905,688)	7,640,765

TOTAL INCREASE (DECREASE)	(51,956,358)	(49,240,284)	(8,416,738)

Net assets:
Beginning of period	295,565,638	227,332,642	111,032,985

End of period	$243,609,280	$178,092,358	$102,616,247

Accumulated undistributed (distribution in excess of) net investment income	$115,098	$—	$151,003

(a)	Asset Allocation Fund commenced operations on September 27, 2002.

60	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Asset Allocation Fund(a)	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$(763,268)	$401,882	$1,628	$41,312,501	$6,293,889	$6,831,229	$5,989,036	$2,005,961
(17,238,221)	(25,739,799)	(211)	(6,144,591)	(43,389)	1,331,125	843,540	85,669

8,015,179	11,194,283	10,538	(15,490,037)	215,457	828,295	1,501,037	882,558

(9,986,310)	(14,143,634)	11,955	19,677,873	6,465,957	8,990,649	8,333,613	2,974,188

—	—	—	(43,201,864)	(6,965,376)	(6,788,426)	(5,939,488)	(1,925,964)
—	—	—	(73,364)	(88,147)	(739)	(16,788)	(66,361)

—	—	—	—	—	(2,273,990)	(194,746)	(8,447)
—	—	—	—	—	(238)	(301)	(273)

—	—	—	(43,275,228)	(7,053,523)	(9,063,393)	(6,151,323)	(2,001,045)

32,845,137	176,718,546	18,701,153	140,839,605	123,362,743	34,033,926	44,708,133	23,391,715
—	—	—	11,733,134	2,824,077	554,643	539,101	77,664
(50,445,368)	(158,568,099)	(51,177)	(145,211,750)	(58,938,630)	(40,890,342)	(23,963,791)	(5,162,415)

(17,600,231)	18,150,447	18,649,976	7,360,989	67,248,190	(6,301,773)	21,283,443	18,306,964

(27,586,541)	4,006,813	18,661,931	(16,236,366)	66,660,624	(6,374,517)	23,465,733	19,280,107

93,794,647	108,721,877	—	745,627,901	119,743,888	180,456,266	141,792,391	45,919,440

$66,208,106	$112,728,690	$18,661,931	$729,391,535	$186,404,512	$174,081,749	$165,258,124	$65,199,547

$—	$426,575	$1,628	$(998,489)	$(52,585)	$100,771	$82,574	$22,769

COMMERCE FUNDS

Statements of Changes in Net Assets

For the Year Ended October 31, 2001

	Core Equity Fund(a)	Growth Fund	Value Fund

From operations:
Net investment income (loss)	$740,283	$(1,172,415)	$973,364
Net realized gain (loss) on investments and foreign currency related transactions	67,763	(23,368,180)	(2,121,278)
Net change in unrealized gain (loss) on investments and translation of assets and liabilities denominated in foreign currencies	(61,929,488)	(102,432,016)	(12,107,309)

Net increase (decrease) in net assets resulting from operations	(61,121,442)	(126,972,611)	(13,255,223)

Distributions to Shareholders:
From net investment income
Institutional Shares	(740,256)	—	(961,042)
Service Shares	(27)	—	(6,660)
In excess of net investment income
Institutional Shares	(20,598)	—	—
Service Shares	(1)	—	—
From net realized gain on investment transactions
Institutional Shares	—	(72,798,232)	(3,622,378)
Service Shares	—	(2,633,765)	(39,434)

Total distributions to shareholders	(760,882)	(75,431,997)	(4,629,514)

From share transactions:
Proceeds from sale of shares	407,916,692	111,275,516	57,849,380
Reinvestment of dividends and distributions	7,007	63,586,633	2,933,368
Cost of shares redeemed	(50,475,737)	(144,547,938)	(28,697,307)

Net increase (decrease) in net assets resulting from share transactions	357,447,962	30,314,211	32,085,441

TOTAL INCREASE (DECREASE)	295,565,638	(172,090,397)	14,200,704

Net Assets:
Beginning of period	—	399,423,039	96,832,281

End of period	$295,565,638	$227,332,642	$111,032,985

Accumulated undistributed (distributions in excess) net investment income (loss)	$—	$—	$98,436

(a)	Commencement date of operations was December 26, 2000.

62	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund	International Equity Fund	Balanced Fund	Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund(a)

$(1,211,552)	$(16,448)	$1,282,660	$36,455,585	$5,461,696	$5,946,498	$4,479,782	$1,161,406

(16,289,049)	(3,595,658)	(773,609)	2,195,987	324,198	2,349,857	312,763	8,667

(65,244,685)	(40,395,730)	(19,621,020)	40,535,356	5,281,454	2,564,150	3,546,358	887,269

(82,745,286)	(44,007,836)	(19,111,969)	79,186,928	11,067,348	10,860,505	8,338,903	2,057,342

—	—	(1,440,198)	(37,027,612)	(5,339,731)	(5,946,328)	(4,477,081)	(1,154,440)
—	—	(39,640)	(75,248)	(68,103)	(170)	(2,701)	(6,966)

—	—	—	(644,662)	—	—	—	—
—	—	—	(1,310)	—	—	—	—

(19,159,832)	(16,155,559)	(4,946,189)	—	—	—	—	—
(451,839)	(76,617)	(145,221)	—	—	—	—	—

(19,611,671)	(16,232,176)	(6,571,248)	(37,748,832)	(5,407,834)	(5,946,498)	(4,479,782)	(1,161,406)

64,675,217	133,548,354	14,696,185	498,885,289	72,867,408	166,671,873	117,030,930	48,929,174
14,381,323	11,839,803	6,520,419	12,671,614	2,539,865	473,981	377,664	14,900
(74,315,218)	(143,257,461)	(45,203,988)	(134,280,495)	(43,850,451)	(32,356,598)	(17,923,342)	(3,920,570)

4,741,322	2,130,696	(23,987,384)	377,276,408	31,556,822	134,789,256	99,485,252	45,023,504

(97,615,635)	(58,109,316)	(49,670,601)	418,714,504	37,216,336	139,703,263	103,344,373	45,919,440

191,410,282	166,831,193	98,229,342	326,913,397	82,527,552	40,753,003	38,448,018	—

$93,794,647	$108,721,877	$48,558,741	$745,627,901	$119,743,888	$180,456,266	$141,792,391	$45,919,440

$—	$—	$145,920	$(606,359)	$205,018	$37,922	$29,928	$2,448

COMMERCE FUNDS

Notes to Financial Statements

October 31, 2002

1.  ORGANIZATION

The Commerce Funds (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust consists of eleven portfolios (individually, a “Fund” and collectively, the “Funds”): Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund (commencement date of operations was September 27, 2002), Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund. The Commerce Balanced Fund was liquidated on October 30, 2002. Each of the Funds offers two classes of shares, Institutional Shares and Service Shares. Each Fund is registered as a diversified management investment company, other than the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, which are registered as non-diversified under the 1940 Act.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.
Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
The Asset Allocation Fund invests in a combination of underlying funds (the “Underlying Funds”) for which the Adviser acts as investment adviser. The Fund may also, to the extent permitted by the Securities and Exchange Commission, invest in unaffiliated underlying funds and directly in equity and fixed-income securities. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Because the Asset Allocation Fund invests primarily in other mutual funds, which fluctuate in value, the Fund’s shares will correspondingly fluctuate in value.

B.  Security Transactions and Dividend Income — Security transactions and purchases and sales of the Underlying Funds by the Asset Allocation Fund are recorded as of the trade date. Realized gains and losses on sales of portfolio securities and the Underlying Funds are calculated using the identified-cost basis. Dividend income and capital gains distributions from the Underlying Funds is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C.  Premiums and Discounts on Debt Securities — The Bond and Short-Term Government Funds invest in mortgage-backed securities. Certain mortgage security paydown gains and losses are taxable as ordinary income (loss). Such paydown

COMMERCE FUNDS

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. For all Funds, original issue discounts (“OID”) on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer.
As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting all premiums and discount on debt securities. The cumulative effect of this accounting change had no impact on total net assets or the net asset value per share of these Funds, but resulted in the following adjustments based on securities held by certain Funds on November 1, 2001:

Fund	Cost	Net Unrealized Appreciation (Depreciation)

Bond Fund	$(599,747)	$599,747

Short-Term Government Fund	(134,574)	134,574

National Tax-Free Intermediate Bond Fund	55,225	(55,225)

Missouri Tax-Free Intermediate Bond Fund	35,449	(35,449)

Kansas Tax-Free Intermediate Bond Fund	9,774	(9,774)

The effect of this change for the year ended October 31, 2002 is as follows:

Fund	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)

Bond Fund	$(1,924,498)	$(138,744)	$2,063,242

Short-Term Government Fund	(653,602)	29,922	623,680

National Tax-Free Intermediate Bond Fund	42,064	541	(42,605)

Missouri Tax-Free Intermediate Bond Fund	32,760	(17,197)	(15,563)

Kansas Tax-Free Intermediate Bond Fund	13,636	(10,547)	(3,089)

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

D.  Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2002

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and foreign exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. Net unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies arises from changes in the value of assets and liabilities.

E.  Forward Foreign Currency Exchange Contracts — The International Equity Fund may enter into forward foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At October 31, 2002, the International Equity Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

Open Forward Foreign Currency Purchase Contracts	Value on Settlement Date	Current Value	Unrealized
			Gain	Loss

Euro expiring 11/04/2002 Great British Pound expiring 11/04/2002 Swiss Franc expiring 11/04/2002	$ 836,327 688,710 449,302	$ 836,940 689,268 450,081	$ 613 558 779	$ — — —

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$1,974,339	$1,976,289	$1,950	$—

Open Forward Foreign Currency Sale Contracts	Value on Settlement Date	Current Value	Unrealized
			Gain	Loss

Japanese Yen expiring 12/16/2002 expiring 01/28/2003	$ 353,952 973,285	$ 355,071 986,162	$ — —	$ 1,119 12,877

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$1,327,237	$1,341,233	$ —	$13,996

F.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.
During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping in the customer-only account, at the Funds’ custodian, or designated sub-custodians.

COMMERCE FUNDS

2.  SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Dividend Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid

Core Equity, Value and Asset Allocation	Quarterly	Quarterly	Annually	Annually

Growth, MidCap Growth and International Equity	Annually	Annually	Annually	Annually

Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	Daily	Monthly	Annually	Annually

I. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative average daily net assets for the period. Service Class shareholders bear all expenses and fees relating to the Distribution Plan.

J.  Offering Expenses — Offering costs are being amortized on a straight-line basis up to one year beginning with the commencement of the Asset Allocation Fund’s operations.

K. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.

3.  AGREEMENTS

The Funds have entered into an Advisory Agreement with Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A. (the “Adviser”). Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Adviser is entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. For the year ended October 31, 2002, the Adviser had contractually agreed to waive a portion of its advisory fee for certain Funds. The contractual annual rate, effective annual rate, and waiver rates are listed on the following page.
As authorized by the Advisory Agreement, the Adviser has entered into a Sub-Advisory Agreement with Bank of Ireland Asset Management (U.S.) Limited (the “Sub-Adviser”) whereby the Sub-Adviser manages the investment assets of the International Equity Fund.
As compensation for services rendered under the Sub-Advisory Agreement, the Sub-Adviser is entitled to a fee from the Adviser at the following annual rate:

Average Daily Net Assets	Annual Rate

First $50 million	0.45%

Next $50 million	0.40%

Over $100 million	0.30%

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2002

3.  AGREEMENTS (continued)

For the period prior to May 1, 2002, T. Rowe Price International, Inc. (“T. Rowe Price”) was the sub-adviser to the International Equity Fund. As compensation for services, T. Rowe Price received a fee at the following annual rate:

Average Daily Net Assets	Annual Rate

First $20 million	0.75%

Next $30 million	0.60%

Over $50 million	0.50%

For the year ended October 31, 2002, the Adviser agreed to waive fees and/or reimburse expenses (excluding interest, taxes, service share distribution expenses and extraordinary expenses) to the extent that such expenses exceeded, on an annualized basis, 1.13%, 1.13%, 1.20%, 1.72%, 0.35%, 0.88%, 0.68%, 0.70%, 0.65% and 0.65% of average net assets of the Institutional Shares of the Core Equity, Growth, Value, International Equity, Asset Allocation, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively. Such amounts are 0.25% higher for the Service Shares of the above Funds.
Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the Trust’s administrator, pursuant to an Administration Agreement. Under the Administration Agreement, GSAM administers the Trust’s business affairs. As compensation for the services rendered under the Administration Agreement and its assumption of related expenses, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.15% of the average daily net assets of each Fund. The Administrator has agreed to waive the administration fee to 0.13% of the average daily net assets of each Fund except for Asset Allocation which is waived to 0.08% of the average daily net assets.
In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses.

COMMERCE FUNDS

3.  AGREEMENTS (continued)

For the year ended October 31, 2002, a summary of the Advisory fees, Administration fees, associated waivers, expense reimbursements and custody credits are as follows:

	Advisory Fees				Administration Fees
	Contractual Annual Rate	Effective Annual Rate	Waiver		Waiver		Expense Reimbursements	Custody Credits	Total Expense Reduction
Fund			Rate	Amount	Rate	Amount

Core Equity	0.75%	0.75%	—%	$—	0.02%	$57,593	$—	$263	$57,856

Growth	0.75	0.75	—	—	0.02	42,396	—	63	42,459

Value	0.75	0.75	—	—	0.02	22,305	—	740	23,045

MidCap Growth	0.75	0.75	—	—	0.02	16,759	—	312	17,071

International Equity	1.50	0.89	0.61	650,970	0.02	21,245	—	592	672,807

Asset Allocation (commenced September 27, 2002)	0.20	—	0.20	119	0.07	42	48,017	—	48,178

Bond	0.50	0.50	—	—	0.02	147,736	—	9,554	157,290

Short-Term Government	0.50	0.50	—	—	0.02	28,542	169,178	652	198,372

National Tax-Free Intermediate Bond	0.50	0.50	—	—	0.02	34,688	82,324	494	117,506

Missouri Tax-Free Intermediate Bond	0.50	0.50	—	—	0.02	30,872	176,507	449	207,828

Kansas Tax-Free Intermediate Bond	0.50	0.50	—	—	0.02	11,116	128,072	258	139,446

Goldman, Sachs & Co. serves as Distributor of shares of the Funds pursuant to a Distribution Agreement and may receive a portion of the sales charge imposed on the sale of shares of the Funds. The maximum sales charge imposed on the sale of Service Shares of the Short-Term Government Fund, the National Tax-Free Intermediate Bond Fund, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund is 2.00%; for all other Funds’ Service Shares, the maximum sales charge is 3.50%. Goldman, Sachs & Co. has advised the Trust that it has retained approximately $6,000 on the sale of shares of the Funds for the year ended October 31, 2002.
The Trust, on behalf of each Fund, has adopted a Distribution Plan for Service Shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, payments by each Fund for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of the Fund’s Service Shares.
Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations, such as banks and financial institutions, which may include the Adviser and its affiliates (“Service Organizations”), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2002

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of long-term securities and of the Underlying Funds for the period ended October 31, 2002, were as follows:

Fund	Purchase of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency obligations)	Sales and maturities of U.S. Government and agency obligations	Sales and maturities (excluding U.S. Government and agency obligations)

Core Equity	$—	$65,802,011	$—	$77,929,407

Growth	—	109,117,763	—	140,382,781

Value	—	79,935,552	—	78,181,523

MidCap Growth	—	76,816,931	—	95,284,763

International Equity	—	109,770,993	—	99,982,305

Asset Allocation (commenced September 27, 2002)	—	18,687,220	—	7,825

Bond	212,225,102	152,200,488	147,377,947	96,077,235

Short-Term Government	91,291,018	16,749,373	18,812,430	1,683,345

National Tax-Free Intermediate Bond	—	67,719,329	—	75,688,455

Missouri Tax-Free Intermediate Bond	—	45,520,785	—	28,362,629

Kansas Tax-Free Intermediate Bond	—	20,616,606	—	4,347,651

For the year ended October 31, 2002, Goldman Sachs earned approximately $48,000 of brokerage commissions from portfolio transactions executed on behalf of the International Equity Fund.

5.  CONCENTRATION OF RISK

Under normal market conditions, the National Tax-Free Intermediate Bond Fund invests at least 80% of its assets in municipal securities issued by or on behalf of the states or the U.S. government, the income from which is exempt from regular federal income and federal alternative minimum taxes. The Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest at least 80% of their assets in Missouri and Kansas municipal securities, respectively, the income from which is exempt from regular federal income tax, federal alternative minimum taxes and Missouri and Kansas taxes, respectively. Alternatively, at least 80% of the Tax-Free Funds’ distributed income must be exempt from such taxes. Although they do not expect to do so, the Funds may invest up to 20% of their net assets in private activity bonds that may subject certain investors to the federal alternative minimum tax.
In addition, the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds invest substantially all of its assets in debt securities issued by or on behalf of states, territories and possessions of the United States. For each of these Funds, the issuers’ abilities to meet their obligations may be affected by the states’ economic and political developments.
The International Equity Fund invests a portion of its assets in emerging markets. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the securities held by the International Equity Fund may be subject to abrupt and severe price declines.

COMMERCE FUNDS

6. CERTAIN RECLASSIFICATIONS

In order to present the capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of net operating losses, AICPA adjustments for the amortization/accretion of premiums and discounts and foreign currency transactions.

Fund	Paid-in Capital	Accumulated net realized gain (loss)	Accumulated undistributed net investment income (loss)

Core Equity	$—	$668	$(668)

Growth	(721,787)	—	721,787

Value	1,334	—	(1,334)

MidCap Growth	(763,268)	—	763,268

International Equity	—	(24,693)	24,693

Asset Allocation (commenced September 27, 2002)	—	—	—

Bond	—	(2,170,344)	2,170,344

Short-Term Government	—	(636,605)	636,605

National Tax-Free Intermediate Bond	—	34,440	(34,440)

Missouri Tax-Free Intermediate Bond	—	15,563	(15,563)

Kansas Tax-Free Intermediate Bond	—	3,089	(3,089)

Commerce Funds Tax Information (unaudited)

For the year ended October 31, 2002, 99.20%, 99.38% and 98.34%, of the net investment income distributions paid by the National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. federal income tax. The remaining net investment income distributions were taxable ordinary income dividends.

Pursuant to Section 852 of the Internal Revenue Code, the Core Equity, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund designate $67,755, $1,400,495, $160,663 and $8,188, respectively, as capital gain dividends paid during the year ended October 31, 2002.

During the year ended October 31, 2002, 100% of the dividends paid from net investment income by the Core Equity and Value Funds, qualify for the dividends received deduction available to corporations.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2002

7.  ADDITIONAL TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2002 was as follows:

	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation

Distributions paid from:
Ordinary income	$1,835,960	$—	$1,226,252	$—	$—	$—
Tax-exempt income	—	—	—	—	—	—
Net long-term capital gains	67,755	—	—	—	—	—

Total taxable distributions	$1,903,715	$—	$1,226,252	$—	$—	$—

As of October 31, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation

Undistributed (distribution in excess of) ordinary income — net	$115,098	$—	$151,003	$—	$415,127	$1,628
Undistributed Tax-exempt income	—
Undistributed long-term capital gains	—	—	—	—	—	—

Total undistributed earnings	$115,098	$—	$151,003	$—	415,127	$1,628
Capital loss carryforward	(20,614,865)	(57,885,613)	(12,310,736)	(33,609,855)	(27,282,507)	(211)
Timing differences (i.e., dividends payable)	—	—	—	—	—	—
Unrealized gains (losses) — net	(3,041,855)	1,132,679	(11,302,783)	(969,999)	(26,033,599)	10,538

Total accumulated earnings (losses) — net	$(23,541,622)	$(56,752,934)	$(23,462,516)	$(34,579,854)	$(52,900,979)	$11,955
Capital loss carryforward years of expiration	2010	2009-2010	2009-2010	2009-2010	2009-2010	2010

At October 31, 2002, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:
	Core Equity	Growth	Value	MidCap Growth	International Equity	Asset Allocation

Tax Cost	$246,422,874	$171,371,332	$110,014,085	$66,530,281	$137,822,119	$31,184,184
Gross unrealized gain	40,326,700	19,580,719	4,719,108	6,345,524	24,471,823	6,183,877
Gross unrealized loss	(43,368,555)	(18,448,040)	(16,021,891)	(7,315,523)	(50,508,709)	(6,173,339)

Net unrealized security gain (loss)	$(3,041,855)	$1,132,679	$(11,302,783)	$(969,999)	$(26,036,886)	$10,538

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales.

COMMERCE FUNDS

7.  ADDITIONAL TAX INFORMATION (continued)

	Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

Distributions paid from:
Ordinary income	$43,275,228	$7,053,523	$928,236	$71,507	$33,608
Tax-exempt income	—	—	6,734,662	5,919,153	1,959,249
Net long-term capital gains	—	—	1,400,495	160,663	8,188

Total distributions	$43,275,228	$7,053,523	$9,063,393	$6,151,323	$2,001,045

	Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

Undistributed (distribution in excess of) ordinary income — net	$2,552,844	$636,567	$303,986	$51,005	$12,230
Undistributed Tax-exempt income			584,025	509,874	178,564
Undistributed long-term capital gains	—	—	1,061,360	808,074	76,455

Total undistributed earnings	$2,552,844	$636,567	$1,949,371	$1,368,953	$267,249
Capital loss carryforward	(11,843,372)	(1,725,390)	—	—	—
Timing differences (i.e., dividends payable)	(3,090,330)	(524,656)	(537,938)	(479,948)	(176,117)
Unrealized gains (losses) — net	21,684,601	5,054,631	9,392,487	8,522,395	2,850,208

Total accumulated earnings (losses) — net	$9,303,743	$3,441,152	$10,803,920	$9,411,400	$2,941,340
Capital loss carryforward years of expiration	2008-2010	2008-2010	—	—	—

	Bond	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond

Tax Cost	$703,743,142	$180,873,074	$160,826,082	$155,081,312	$61,635,549
Gross unrealized gain	30,653,184	5,227,534	9,512,560	8,560,201	2,908,061
Gross unrealized loss	(8,968,583)	(172,903)	(120,073)	(37,806)	(57,853)

Net unrealized security gain (loss)	$21,684,601	$5,054,631	$9,392,487	$8,522,395	$2,850,208

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2002

8.  SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Equity Fund		Growth Fund

	Shares	Dollars	Shares	Dollars

For the Year Ended October 31, 2002
Institutional Shares
Shares sold	2,093,106	$30,588,378	3,054,113	$61,450,853
Reinvestment of dividends and distributions	2,799	38,861	—	—
Shares repurchased	(2,821,304)	(41,924,763)	(4,141,023)	(83,364,383)

	(725,399)	(11,297,524)	(1,086,910)	(21,913,530)

Service Shares
Shares sold	916	14,074	28,076	559,238
Reinvestment of dividends and distributions	13	183	—	—
Shares repurchased	—	—	(127,246)	(2,551,396)

	929	14,257	(99,170)	(1,992,158)

NET INCREASE (DECREASE)	(724,470)	$(11,283,267)	(1,186,080)	$(23,905,688)

For the Year Ended October 31, 2001
Institutional Shares
Shares sold	2,675,291	$328,884,804	4,518,687	$110,411,923
Shares issued in connection with conversion(a)	20,496,987	78,994,001	—	—
Reinvestment of dividends and distributions	478	6,979	2,227,610	60,991,907
Shares repurchased	(3,071,260)	(50,475,737)	(5,844,320)	(142,123,897)

	20,101,496	357,410,047	901,977	29,279,933

Service Shares
Shares sold	2,273	37,887	34,682	863,593
Reinvestment of dividends and distributions	2	28	95,735	2,594,726
Shares repurchased	—	—	(102,298)	(2,424,041)

	2,275	37,915	28,119	1,034,278

NET INCREASE	20,103,771	$357,447,962	930,096	$30,314,211

(a)
Effective February 9, 2001, the Core Equity Fund acquired substantially all of the assets of the Personal Stock Common Trust Fund in exchange for Institutional Shares of Core Equity Fund. The acquisition was accomplished by a tax-free exchange of the respective shares of the Core Equity Fund for the net assets of the Personal Stock Common Trust Fund.

COMMERCE FUNDS

Value Fund		MidCap Growth Fund		International Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars

1,911,820	$38,638,321	1,401,977	$29,341,548	10,495,443	$175,774,429
33,819	688,195	—	—	—	—
(1,533,455)	(31,478,530)	(2,160,814)	(46,064,121)	(9,175,245)	(157,518,302)

412,184	7,847,986	(758,837)	(16,722,573)	1,320,198	18,256,127

2,934	64,246	194,665	3,503,589	54,959	944,117
283	5,794	—	—	—	—
(13,532)	(277,261)	(234,084)	(4,381,247)	(59,117)	(1,049,797)

(10,315)	(207,221)	(39,419)	(877,658)	(4,158)	(105,680)

401,869	$7,640,765	(798,256)	$(17,600,231)	1,316,040	$18,150,447

2,499,586	$57,742,244	2,268,484	$64,283,329	6,720,542	$132,224,934
—	—	—	—	—	—
126,973	2,888,814	439,244	13,932,809	515,531	11,764,412
(1,242,064)	(28,520,842)	(2,712,399)	(73,749,662)	(7,142,800)	(141,834,057)

1,384,495	32,110,216	(4,671)	4,466,476	93,273	2,155,289

4,623	107,136	13,666	391,888	79,988	1,323,420
1,955	44,554	14,334	448,514	3,318	75,391
(7,737)	(176,465)	(22,785)	(565,556)	(81,871)	(1,423,404)

(1,159)	(24,775)	5,215	274,846	1,435	(24,593)

1,383,336	$32,085,441	544	$4,741,322	94,708	$2,130,696

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2002

8.  SUMMARY OF SHARE TRANSACTIONS (continued)

	Asset Allocation Fund(a)		Bond Fund

	Shares	Dollars	Shares	Dollars

For the Year Ended October 31, 2002
Institutional Shares
Shares sold	989,313	$18,275,151	7,327,148	$140,537,432
Reinvestment of dividends and distributions	—	—	608,233	11,671,798
Shares repurchased	(2,783)	(51,159)	(7,556,867)	(144,962,816)

	986,530	18,223,992	378,514	7,246,414

Service Shares
Shares sold	23,140	426,002	15,706	302,173
Reinvestment of dividends and distributions	—	—	3,194	61,336
Shares repurchased	(1)	(18)	(12,976)	(248,934)

	23,139	425,984	5,924	114,575

NET INCREASE (DECREASE)	1,009,669	$18,649,976	384,438	$7,360,989

For the Year Ended October 31, 2001
Institutional Shares
Shares sold	—	$—	7,464,633	$142,402,125
Shares issued in connection with conversion(b)	—	—	18,895,044	356,360,521
Reinvestment of dividends and distributions	—	—	662,641	12,602,341
Shares repurchased	—	—	(7,031,091)	(134,116,883)

	—	—	19,991,227	377,248,104

Service Shares
Shares sold	—	—	6,411	122,643
Reinvestment of dividends and distributions	—	—	3,638	69,273
Shares repurchased	—	—	(8,608)	(163,612)

	—	—	1,441	28,304

NET INCREASE (DECREASE)	—	$—	19,992,668	$377,276,408

(a)	Commencement date of operations was September 27, 2002 for all share classes.
(b)
Effective February 9, 2001, the Short-Term Government and Kansas Tax-Free Intermediate Bond Funds acquired substantially all of the assets of the Short Maturity Treasury and Kansas Tax-Free Bond Common Trust Funds, respectively, in exchange for Institutional Shares of Short-Term Government and Kansas Tax-Free Intermediate Bond Funds, respectively. The acquisition was accomplished by a tax-free exchange of the respective shares of the Short-Term Government and Kansas Tax-Free Intermediate Bond Funds for the net assets of the Short Maturity Treasury and Kansas Tax-Free Bond Common Trust Funds. Effective February 16, 2001, the Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds acquired substantially all of the assets of the Personal Bond, National Tax-Free Bond and Missouri Tax-Free Bond Common Trust Funds, respectively, in exchange for Institutional Shares of Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds, respectively. The acquisition was accomplished by a tax-free exchange of the respective shares of the Bond, National Tax-Free Intermediate Bond and Missouri Tax-Free Intermediate Bond Funds for the net assets of the Personal Bond, National Tax-Free Bond and Missouri Tax-Free Bond Common Trust Funds.

COMMERCE FUNDS

Short-Term Government Fund		National Tax-Free Intermediate Bond Fund		Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

6,181,019	$116,977,293	1,763,347	$34,030,141	2,274,853	$43,991,871	1,155,939	$21,685,227
146,934	2,780,186	28,673	554,531	27,201	527,114	3,467	65,029
(2,789,313)	(52,745,138)	(2,111,725)	(40,889,952)	(1,228,921)	(23,934,136)	(214,788)	(4,039,014)

3,538,640	67,012,341	(319,705)	(6,305,280)	1,073,133	20,584,849	944,618	17,711,242

335,179	6,385,450	197	3,785	36,845	716,262	91,797	1,706,488
2,316	43,891	6	112	616	11,987	673	12,635
(324,774)	(6,193,492)	(20)	(390)	(1,566)	(29,655)	(60,347)	(1,123,401)

12,721	235,849	183	3,507	35,895	698,594	32,123	595,722

3,551,361	$67,248,190	(319,522)	$(6,301,773)	1,109,028	$21,283,443	976,741	$18,306,964

2,320,616	$70,628,811	911,366	$160,885,139	1,334,749	$113,367,825	624,355	$46,328,872
1,481,259	567,222	7,726,879	5,768,155	4,789,847	3,484,082	1,955,505	1,069,834
134,464	2,505,352	24,569	473,953	19,643	375,025	633	11,715
(2,300,891)	(42,953,457)	(1,674,062)	(32,356,598)	(938,704)	(17,923,342)	(210,386)	(3,866,691)

1,635,448	30,747,928	6,988,752	134,770,649	5,205,535	99,303,590	2,370,107	43,543,730

88,372	1,671,375	952	18,579	9,322	179,023	82,039	1,530,468
1,851	34,513	2	28	137	2,639	172	3,185
(47,302)	(896,994)	—	—	—	—	(2,901)	(53,879)

42,921	808,894	954	18,607	9,459	181,662	79,310	1,479,774

1,678,369	$31,556,822	6,989,706	$134,789,256	5,214,994	$99,485,252	2,449,417	$45,023,504

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period
		Income (loss) from Investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions
CORE EQUITY FUND
For the Year Ended October 31, 2002
Institutional Shares	$14.70	$0.10	(b)	$(2.14)	$(2.04)	$(0.09)	$—	$— (d)	$(0.09)
Service Shares	14.70	0.06	(b)	(2.13)	(2.07)	(0.06)	—	— (d)	(0.06)

For the Period Ended October 31, 2001
Institutional Shares (commenced December 26, 2000)	18.00	0.04	(b)	(3.29)	(3.25)	(0.04)	(0.01)	—	(0.05)
Service Shares (commenced December 26, 2000)	18.00	—	(b)	(3.30)	(3.30)	—	—	—	—

GROWTH FUND
For the Year Ended October 31, 2002
Institutional Shares	$20.03	$(0.07	)(b)	$(2.44)	$(2.51)	$—	$—	$—	$—
Service Shares	19.80	(0.11	)(b)	(2.42)	(2.53)	—	—	—	—

For the Year Ended October 31, 2001
Institutional Shares	38.33	(0.10	)(b)	(10.93)	(11.03)	—	—	(7.27)	(7.27)
Service Shares	38.04	(0.15	)(b)	(10.82)	(10.97)	—	—	(7.27)	(7.27)

For the Year Ended October 31, 2000
Institutional Shares	38.24	(0.14	)(b)	4.17	4.03	—	—	(3.94)	(3.94)
Service Shares	38.07	(0.24	)(b)	4.15	3.91	—	—	(3.94)	(3.94)

For the Year Ended October 31, 1999
Institutional Shares	37.37	(0.05)		6.40	6.35	(0.01)	—	(5.47)	(5.48)
Service Shares	37.29	(0.12)		6.37	6.25	—	—	(5.47)	(5.47)

For the Year Ended October 31, 1998
Institutional Shares	34.54	0.07		5.06	5.13	(0.06)	—	(2.24)	(2.30)
Service Shares	34.50	(0.01)		5.05	5.04	(0.01)	—	(2.24)	(2.25)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Calculated based on average shares outstanding methodology.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

78	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$12.57	(13.90)%	$243,569	0.98%		0.68%		1.00%		0.66%		23%
12.57	(14.11)	40	1.23		0.44		1.25		0.42		23

14.70	(18.13)	295,532	1.01	(c)	0.31	(c)	1.03	(c)	0.29	(c)	32
14.70	(18.25)	34	1.23	(c)	(0.02	)(c)	1.25	(c)	(0.04	)(c)	32

$17.52	(12.53)%	$173,077	1.12%		(0.33)%		1.14%		(0.35)%		53%
17.27	(12.73)	5,015	1.37		(0.58)		1.39		(0.60)		53

20.03	(33.85)	219,622	1.11		(0.39)		1.13		(0.41)		47
19.80	(34.00)	7,711	1.36		(0.60)		1.38		(0.62)		47

38.33	10.88	385,676	1.06		(0.37)		1.07		(0.36)		50
38.04	10.59	13,747	1.31		(0.62)		1.32		(0.61)		50

38.24	18.24	445,923	1.08		(0.12)		1.08		(0.12)		35
38.07	17.97	14,468	1.33		(0.36)		1.33		(0.36)		35

37.37	15.38	409,797	1.08		0.20		1.08		0.20		53
37.29	15.10	8,965	1.33		(0.06)		1.33		(0.06)		53

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year
	Net asset value, beginning of year	Income (loss) from investment operations				Distributions to shareholders
		Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
VALUE FUND
For the Year Ended October 31, 2002
Institutional Shares	$21.05	$0.24	(b)	$(2.99)	$(2.75)	$(0.23)	$—	$(0.23)
Service Shares	21.05	0.19	(b)	(2.99)	(2.80)	(0.17)	—	(0.17)

For the Year Ended October 31, 2001
Institutional Shares	24.88	0.21	(b)	(2.91)	(2.70)	(0.21)	(0.92)	(1.13)
Service Shares	24.88	0.16	(b)	(2.92)	(2.76)	(0.15)	(0.92)	(1.07)

For the Year Ended October 31, 2000
Institutional Shares	21.40	0.18	(b)	3.45	3.63	(0.15)	—	(0.15)
Service Shares	21.41	0.12	(b)	3.45	3.57	(0.10)	—	(0.10)

For the Year Ended October 31, 1999
Institutional Shares	21.72	0.15		(0.09)	0.06	(0.15)	(0.23)	(0.38)
Service Shares	21.73	0.11		(0.11)	—	(0.09)	(0.23)	(0.32)

For the Year Ended October 31, 1998
Institutional Shares	21.82	0.18		(0.05)	0.13	(0.19)	(0.04)	(0.23)
Service Shares	21.81	0.16		(0.09)	0.07	(0.11)	(0.04)	(0.15)

MIDCAP GROWTH FUND
For the Year Ended October 31, 2002
Institutional Shares	$21.37	$(0.20	)(b)	$(2.73)	$(2.93)	$—	$—	$—
Service Shares	21.04	(0.24	)(b)	(2.70)	(2.94)	—	—	—

For the Year Ended October 31, 2001
Institutional Shares	43.62	(0.25	)(b)	(17.57)	(17.82)	—	(4.43)	(4.43)
Service Shares	43.11	(0.32	)(b)	(17.32)	(17.64)	—	(4.43)	(4.43)

For the Year Ended October 31, 2000
Institutional Shares	40.07	(0.34	)(b)	9.91	9.57	—	(6.02)	(6.02)
Service Shares	39.75	(0.44	)(b)	9.82	9.38	—	(6.02)	(6.02)

For the Year Ended October 31, 1999
Institutional Shares	32.57	(0.23	)(b)	9.34	9.11	—	(1.61)	(1.61)
Service Shares	32.40	(0.31	)(b)	9.27	8.96	—	(1.61)	(1.61)

For the Year Ended October 31, 1998
Institutional Shares	33.02	(0.13)		1.48	1.35	—	(1.80)	(1.80)
Service Shares	32.94	(0.16)		1.42	1.26	—	(1.80)	(1.80)

(a)
Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that the shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Calculated based on average shares outstanding methodology.

80	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$18.07	(13.18)%	$102,049	1.06%	1.15%	1.08%	1.13%	72%
18.08	(13.37)	567	1.31	0.89	1.33	0.87	72

21.05	(11.16)	110,155	1.08	0.91	1.10	0.89	65
21.05	(11.39)	878	1.33	0.67	1.35	0.65	65

24.88	17.06	95,765	1.13	0.78	1.14	0.77	88
24.88	16.72	1,067	1.38	0.52	1.40	0.51	88

21.40	0.29	74,591	1.15	0.67	1.15	0.67	64
21.41	0.02	989	1.40	0.42	1.40	0.42	64

21.72	0.53	92,625	1.16	0.82	1.16	0.82	55
21.73	0.30	1,365	1.41	0.60	1.41	0.60	55

$18.44	(13.71)%	$65,005	1.21%	(0.91)%	1.23%	(0.93)%	93%
18.10	(13.97)	1,203	1.45	(1.15)	1.47	(1.17)	93

21.37	(44.12)	91,567	1.14	(0.88)	1.16	(0.90)	124
21.04	(44.24)	2,228	1.39	(1.13)	1.41	(1.15)	124

43.62	26.19	187,070	1.14	(0.80)	1.15	(0.79)	112
43.11	25.88	4,340	1.39	(1.05)	1.40	(1.04)	112

40.07	28.96	143,892	1.14	(0.63)	1.14	(0.63)	98
39.75	28.63	3,384	1.39	(0.86)	1.39	(0.86)	98

32.57	3.96	139,035	1.16	(0.58)	1.16	(0.58)	76
32.40	3.68	1,236	1.41	(0.82)	1.41	(0.82)	76

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
INTERNATIONAL EQUITY FUND
For the Year Ended October 31, 2002
Institutional Shares	$16.99	$0.06	(b)	$(2.44)	$(2.38)	$—	$—	$—
Service Shares	16.87	0.02	(b)	(2.42)	(2.40)	—	—	—

For the Year Ended October 31, 2001
Institutional Shares	26.46	—	(b)	(6.84)	(6.84)	—	(2.63)	(2.63)
Service Shares	26.37	(0.06	)(b)	(6.81)	(6.87)	—	(2.63)	(2.63)

For the Year Ended October 31, 2000
Institutional Shares	27.39	(0.01	)(b)	0.43	0.42	(0.06)	(1.29)	(1.35)
Service Shares	27.30	(0.08	)(b)	0.44	0.36	—	(1.29)	(1.29)

For the Year Ended October 31, 1999
Institutional Shares	23.00	0.09		4.40	4.49	(0.10)	—	(0.10)
Service Shares	22.92	0.10		4.34	4.44	(0.06)	—	(0.06)

For the Year Ended October 31, 1998
Institutional Shares	22.10	0.10		1.45	1.55	(0.08)	(0.57)	(0.65)
Service Shares	22.06	0.05		1.44	1.49	(0.06)	(0.57)	(0.63)

ASSET ALLOCATION FUND
For the Period Ended October 31, 2002
Institutional Shares (commenced September 27, 2002)	$18.00	$0.03	(b)	$0.45	$0.48	$—	$—	$—
Service Shares (commenced September 27, 2002)	18.00	0.03	(b)	0.45	0.48	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that the shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Calculated based on average shares outstanding methodology.

(c)	Annualized.

(d)	Expense ratios exclude expenses of the Underlying Funds.

82	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets, at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$14.61	(14.01)%	$112,347	1.55%		0.38%		2.18%		(0.25)%		98%
14.47	(14.23)	382	1.80		0.12		2.43		(0.51)		98

16.99	(28.40)	108,206	1.47		(0.01)		2.05		(0.59)		33
16.87	(28.63)	516	1.72		(0.30)		2.30		(0.88)		33

26.46	1.24	166,063	1.35		(0.05)		1.92		(0.60)		47
26.37	1.03	768	1.60		(0.29)		2.17		(0.84)		47

27.39	19.58	128,018	1.53		0.40		2.08		(0.13)		32
27.30	19.39	499	1.78		0.33		2.33		(0.20)		32

23.00	7.16	101,161	1.62		0.46		2.14		(0.06)		22
22.92	6.88	379	1.87		0.19		2.39		(0.33)		22

$18.48	2.67%	$18,234	0.35	%(c)(d)	2.80	%(c)	81.34	%(c)(d)	(78.19	)%(c)	0%
18.48	2.67	428	0.60	(c)(d)	1.93	(c)	81.59	(c)(d)	(79.06	)(c)	0

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
	Net asset value, beginning of year	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	In excess of net investment income	From net realized gains	Total distributions
BOND FUND
For the Year Ended October 31, 2002
Institutional Shares	$19.71	$1.07	(b)(c)	$(0.57	)(c)	$0.50	$(1.12)	$—	$—	$(1.12)
Service Shares	19.73	1.03	(b)(c)	(0.58	)(c)	0.45	(1.08)	—	—	(1.08)

For the Year Ended October 31, 2001
Institutional Shares	18.33	1.17	(b)	1.44		2.61	(1.21)	(0.02)	—	(1.23)
Service Shares	18.35	1.11	(b)	1.46		2.57	(1.17)	(0.02)	—	(1.19)

For the Year Ended October 31, 2000
Institutional Shares	18.57	1.16	(b)	(0.17)		0.99	(1.19)	—	(0.04)	(1.23)
Service Shares	18.57	1.11	(b)	(0.15)		0.96	(1.14)	—	(0.04)	(1.18)

For the Year Ended October 31, 1999
Institutional Shares	19.84	1.16		(1.04)		0.12	(1.16)	—	(0.23)	(1.39)
Service Shares	19.85	1.11		(1.05)		0.06	(1.11)	—	(0.23)	(1.34)

For the Year Ended October 31, 1998
Institutional Shares	19.43	1.15		0.41		1.56	(1.15)	—	—	(1.15)
Service Shares	19.43	1.11		0.42		1.53	(1.11)	—	—	(1.11)

SHORT-TERM GOVERNMENT FUND
For the Year Ended October 31, 2002
Institutional Shares	$19.20	$0.83	(b)(d)	$(0.05	)(d)	$0.78	$(0.94)	$—	$—	$(0.94)
Service Shares	19.21	0.78	(b)(d)	(0.04	)(d)	0.74	(0.89)	—	—	(0.89)

For the Year Ended October 31, 2001
Institutional Shares	18.10	1.03	(b)	1.10		2.13	(1.03)	—	—	(1.03)
Service Shares	18.11	0.98	(b)	1.10		2.08	(0.98)	—	—	(0.98)

For the Year Ended October 31, 2000
Institutional Shares	18.06	1.03	(b)	0.04		1.07	(1.03)	—	—	(1.03)
Service Shares	18.07	0.98	(b)	0.05		1.03	(0.99)	—	—	(0.99)

For the Year Ended October 31, 1999
Institutional Shares	18.78	1.04		(0.71)		0.33	(1.04)	—	(0.01)	(1.05)
Service Shares	18.79	1.00		(0.72)		0.28	(0.99)	—	(0.01)	(1.00)

For the Year Ended October 31, 1998
Institutional Shares	18.47	1.10		0.32		1.42	(1.11)	—	—	(1.11)
Service Shares	18.48	1.06		0.31		1.37	(1.06)	—	—	(1.06)

(a)
Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)
As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.26% for each class. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

(d)
As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.09, increase net realized and unrealized gains and losses per share by $0.09, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.46% for each class. Per share ratios and supplemental data for years prior to November 1, 2001 have not been restated to reflect this change in presentation.

84	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

						Ratios assuming no expense reductions
Net asset value, end of year	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets		Ratio of expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate

$19.09	2.69%	$728,021	0.72%	5.59	%(c)	0.74%	5.57	%(c)	34%
19.10	2.38	1,371	0.97	5.34	(c)	0.99	5.32	(c)	34

19.71	14.70	744,329	0.73	6.12		0.75	6.10		30
19.73	14.41	1,299	0.98	5.86		1.00	5.84		30

18.33	5.59	325,732	0.81	6.38		0.81	6.38		26
18.35	5.44	1,181	1.06	6.10		1.06	6.10		26

18.57	0.59	374,121	0.81	6.05		0.81	6.05		16
18.57	0.29	1,180	1.06	5.80		1.06	5.80		16

19.84	8.27	305,396	0.83	5.86		0.83	5.86		30
19.85	8.05	1,059	1.08	5.59		1.08	5.59		30

$19.04	4.21%	$184,246	0.68%	4.41	%(d)	0.82%	4.27	%(d)	15%
19.06	4.00	2,159	0.93	4.16	(d)	1.07	4.02	(d)	15

19.20	12.07	117,813	0.68	5.54		0.89	5.33		40
19.21	11.79	1,931	0.93	5.26		1.14	5.05		40

18.10	6.15	81,484	0.68	5.72		0.92	5.48		39
18.11	5.89	1,043	0.93	5.47		1.17	5.23		39

18.06	1.83	116,163	0.68	5.65		0.92	5.41		10
18.07	1.57	1,022	0.93	5.46		1.17	5.22		10

18.78	7.94	69,538	0.68	5.90		1.04	5.55		48
18.79	7.67	968	0.93	5.63		1.29	5.28		48

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period
		Income (loss) from investment operations					Distributions to shareholders
	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains	Total distributions
NATIONAL TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2002
Institutional Shares	$19.69	$0.76	(b)(d)	$0.24	(d)	$1.00	$(0.76)	$(0.25)	$(1.01)
Service Shares	19.69	0.71	(b)(d)	0.24	(d)	0.95	(0.71)	(0.25)	(0.96)

For the Year Ended October 31, 2001
Institutional Shares	18.73	0.81	(b)	0.96		1.77	(0.81)	—	(0.81)
Service Shares (commenced December 26, 2000)	19.08	0.66	(b)	0.61		1.27	(0.66)	—	(0.66)

For the Year Ended October 31, 2000
Institutional Shares	18.24	0.78	(b)	0.51		1.29	(0.79)	(0.01)	(0.80)

For the Year Ended October 31, 1999
Institutional Shares	19.33	0.74		(0.93)		(0.19)	(0.74)	(0.16)	(0.90)

For the Year Ended October 31, 1998
Institutional Shares	18.85	0.74		0.48		1.22	(0.74)	—	(0.74)

MISSOURI TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2002
Institutional Shares	$19.45	$0.75	(b)(d)	$0.26	(d)	$1.01	$(0.75)	$(0.03)	$(0.78)
Service Shares	19.45	0.69	(b)(d)	0.28	(d)	0.97	(0.70)	(0.03)	(0.73)

For the Year Ended October 31, 2001
Institutional Shares	18.53	0.80	(b)	0.92		1.72	(0.80)	—	(0.80)
Service Shares (commenced December 26, 2000)	18.87	0.65	(b)	0.58		1.23	(0.65)	—	(0.65)

For the Year Ended October 31, 2000
Institutional Shares	18.07	0.78	(b)	0.46		1.24	(0.78)	—	(0.78)

For the Year Ended October 31, 1999
Institutional Shares	19.07	0.73		(0.90)		(0.17)	(0.73)	(0.10)	(0.83)

For the Year Ended October 31, 1998
Institutional Shares	18.61	0.74		0.47		1.21	(0.74)	(0.01)	(0.75)

KANSAS TAX-FREE INTERMEDIATE BOND FUND
For the Year Ended October 31, 2002
Institutional Shares	$18.75	$0.67	(b)(d)	$0.28	(d)	$0.95	$(0.67)	$— (e)	$(0.67)
Service Shares	18.75	0.62	(b)(d)	0.29	(d)	0.91	(0.63)	— (e)	(0.63)

For the Period Ended October 31, 2001
Institutional Shares (commenced December 26, 2000)	18.00	0.62	(b)	0.75		1.37	(0.62)	—	(0.62)
Service Shares (commenced December 26, 2000)	18.00	0.58	(b)	0.75		1.33	(0.58)	—	(0.58)

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charges. Total return would be reduced if a sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of fund shares.

(b)	Calculated based on the average shares outstanding methodology.

(c)	Annualized.

(d)
As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing/accreting premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was an impact of less than $0.01 to net investment income, net realized and unrealized gains and losses, and an increase to the ratio of net investment income to average net assets with and without expense reductions by 0.02%. Per share ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(e)	Amount is less than 0.005 per share.

86	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

							Ratios assuming no expense reductions
Net asset value, end of period	Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment income to average net assets		Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$19.68	5.30%	$174,059	0.70%		3.93	%(d)	0.77%		3.86	%(d)	42%
19.68	5.05	23	0.95		3.70	(d)	1.02		3.63	(d)	42

19.69	9.62	180,437	0.70		4.25		0.81		4.14		55
19.69	6.78	19	0.95	(c)	3.26	(c)	1.06	(c)	3.15	(c)	55

18.73	7.17	40,753	0.70		4.23		0.94		3.99		56

18.24	(1.08)	40,243	0.70		3.90		0.93		3.67		35

19.33	6.59	33,528	0.74		3.87		1.04		3.57		41

$19.68	5.31%	$164,365	0.65%		3.88	%(d)	0.78%		3.75	%(d)	20%
19.69	5.10	893	0.90		3.58	(d)	1.03		3.45	(d)	20

19.45	9.43	141,608	0.65		4.20		0.82		4.03		21
19.45	6.60	184	0.90	(c)	3.27	(c)	1.07	(c)	3.10	(c)	21

18.53	7.05	38,448	0.65		4.29		0.95		4.09		29

18.07	(0.95)	42,641	0.65		3.91		0.92		3.64		21

19.07	6.65	34,051	0.65		3.93		1.03		3.55		34

$19.03	5.23%	$63,079	0.65%		3.61	%(d)	0.90%		3.36	%(d)	8%
19.03	4.97	2,121	0.90		3.35	(d)	1.15		3.10	(d)	8

18.75	7.72	44,432	0.65	(c)	4.01	(c)	1.11	(c)	3.55	(c)	10
18.75	7.50	1,487	0.90	(c)	3.22	(c)	1.36	(c)	2.76	(c)	10

COMMERCE FUNDS

Independent Auditors’ Report

To the Board of Trustees and Shareholders of
The Commerce Funds:

We have audited the accompanying statements of assets and liabilities of Core Equity Fund, Growth Fund, Value Fund, MidCap Growth Fund, International Equity Fund, Asset Allocation Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund, portfolios of The Commerce Funds, (collectively, The Commerce Funds), including the statements of investments, as of October 31, 2002 and the related statements of operations for the year or period ended October 31, 2002, the statements of changes in net assets for each of the years or period in the two-year period ended October 31, 2002 and the financial highlights for each of the years or period in the five-year period ended October 31, 2002. These financial statements and financial highlights are the responsibility of The Commerce Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Commerce Funds as of October 31, 2002, and the results of their operations, changes in their net assets and financial highlights for each of the periods indicated herein in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 18, 2002

COMMERCE FUNDS

Trustees and Officers (Unaudited)

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Commerce Funds’ statement of additional information (SAI) includes additional information about the Trustees and is available and may be obtained without charge by calling 1-800-995-6365.

Each Trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 72 years (75 years with respect to Messrs. Weaver and Barron); or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations of Trustees by shareowners. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Independent Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	8 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	11

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	8 years	Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City since July 1996. Vice President, Midwest Research Institute since January 1991. Director, Missouri Technological Corporation.	11	Director, Great Plains Energy since 1994.

John Joseph Holland c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 3/5/50	Trustee	8 years	President and CEO, Butler Manufacturing Company, January 1999 to present; Executive Vice President from June 1998 to January 1999, and Chief Financial Officer from January 1990-June 1998.	11

COMMERCE FUNDS

Trustees and Officers (Unaudited)

Interested Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
*Warren W. Weaver c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/10/30	Trustee and President	6 years	Retired. Consultant to Commerce Bancshares, Inc. and its affiliates; advisory director of Commerce Bank, N.A.; former Vice Chairman, Commerce Bancshares, Inc. and Commerce Bank, N.A.	11	Advisory Director of Aon.

*Randall D. Barron c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/25/29	Trustee	8 years	Retired. Former President, Missouri Division, Southwestern Bell Telephone Company.	11

*
These Trustees are interested persons of the Trust for the following reasons. Mr. Barron owns stock of Commerce Bancshares, Inc. and Goldman, Sachs & Co.; Mr. Weaver is an officer of the Trust, an advisory director of Commerce Bank, N.A. and a consultant to Commerce Bancshares, Inc. and its affiliates.

(1)	The “Fund Complex” consists of the Trust.
(2)
Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Officers
Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
James A. McNamara Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 10/2/62	Vice President	3 years
Managing Director, Goldman, Sachs & Co., since December 1998; Vice President, Goldman, Sachs & Co., since April 1998. Senior Vice President and Manager for Dreyfus Institutional Service Corp. from 1993 to 1998.

John M. Perlowski Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 11/7/64	Vice President	6 years	Vice President, Goldman, Sachs & Co., since July 1995; Director – Fund Treasury, Goldman, Sachs & Co., since July 1995.

William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	Vice President	2 years
Vice President and Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001. Vice President and Business Manager for The Commerce Funds since December 1998. Vice President of Fund Accounting, UMB Bank, from 1996 – 1998.

90

COMMERCE FUNDS

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Larry Franklin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 2/21/47	Chief Executive Officer	1 month
President and Director, Commerce Investment Advisors, Inc., since 2001. Senior Vice President, Commerce Bank, N.A., 1993 – present; Administrative Director 1996 – 1998; and Managing Director, 1998 – present.

Dee Moran Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/18/66	Vice President	1 year	Consultant for Goldman Sachs Asset Management since May 2000. Vice President, Goldman Sachs Asset Management 1992 –2000.

Joseph Reece Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/23/69	Vice President	1 year	Vice President and Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2001. Assistant Vice President, Commerce Bank, N.A., since 1999. Field Supervisor, NASDR, 1993 – 1999.

Peter W. Fortner Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 1/25/58	Treasurer	1 month
Vice President, Goldman Sachs Asset Management, since July 2000. Vice President/Accounting Manager and employee for Prudential Investment Fund Management LLC in their mutual fund administration group from 1985 to 2000.

Philip V. Guica, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 3/3/62	Assistant Treasurer	3 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co. since May 1992.

W. Bruce McConnel III Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 2/7/43	Secretary	8 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

Amy E. Curran Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 9/3/69	Assistant Secretary	2 years	Vice President and Assistant General Counsel, Goldman, Sachs & Co. since 1998. Formerly an Associate of the law firm of Dechert Price & Rhoads, 1996 – 1998.

Howard B. Surloff Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 6/21/65	Assistant Secretary	8 years
Associate General Counsel, Goldman, Sachs & Co. and General Counsel of the U.S. Funds Group since January 1999. Assistant General Counsel since December 1997; Assistant General Counsel and Vice President, Goldman, Sachs & Co., since November 1993 and May 1994, respectively.

Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Assistant Secretary	2 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

COMMERCE FUNDS

Supplemental Proxy Information (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of The Commerce International Equity Fund (the “Fund”) was held on Wednesday, May 1, 2002 at 10:00 a.m. Eastern time, at the offices of Goldman Sachs Asset Management, 32 Old Slip, New York, New York 10005. The Meeting was held for the following purpose:

(1)	To approve a new sub-investment advisory agreement between Bank of Ireland Asset Management (U.S.) Limited and Commerce Investment Advisors, Inc., on behalf of the Fund.

The result of the proxy solicitation on the above matter was as follows:

	For the Resolution	Against the Resolution	Abstain
(1) Approval of new sub-investment advisory agreement for the Fund	5,186,067	0	374

Potosie
Genevieve
Versailles
Lexington
Bardstown

INVESTMENT ADVISER
Commerce Investment Advisors, Inc.

INVESTMENT SUB-ADVISER, INTERNATIONAL EQUITY FUND
Bank of Ireland Asset Management (U.S.) Ltd.
75 Holly Hill Lane
Greenwich, Connecticut 06830

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
National Financial Data Services, Inc.
330 W. 9th
3rd Floor
Kansas City, Missouri 64105

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

This Annual Report contains facts concerning The Commerce Funds' objectives and policies, management, expenses, and other information. For more complete information about The Commerce Funds, a prospectus may be obtained by calling 1-800-995-6365. An investor should read the prospectus carefully before investing or sending money.

The Commerce Funds are advised by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., which receives a fee for its services. The Commerce Funds are distributed by Goldman, Sachs & Co.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

The Commerce *Funds*

Trustees

J. Eric Helsing, *Chairman*

Randall D. Barron

David L. Bodde

John J. Holland

Warren W. Weaver

Officers

Warren W. Weaver, *President*

James A. McNamara, *Vice President*

Larry Franklin, *Chief Executive Officer*

William Schuetter, *Vice President*

John M. Perlowski, *Vice President*

Dee Moran, *Vice President*

Joseph Reece, *Vice President*

Peter W. Fortner, *Treasurer*

Philip V. Giuca Jr., *Assistant Treasurer*

W. Bruce McConnel III, *Secretary*

Diana E. McCarthy, *Assistant Secretary*

Amy Curran, *Assistant Secretary*

Howard B. Surloff, *Assistant Secretary*

commerce funds

922 Walnut
Fourth Floor
Kansas City, Missouri 64106

www.commercefunds.com

1-800-995-6365

CB 5041
12/31/02